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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2010 through April 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



Pioneer Global High
Yield Fund

--------------------------------------------------------------------------------
Semiannual Report | April 30, 2011
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PGHYX
Class B   PGHBX
Class C   PGYCX
Class Y   GHYYX
Class Z   PGHZX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2
Portfolio Management Discussion                 4
Portfolio Summary                               9
Prices and Distributions                       10
Performance Update                             11
Comparing Ongoing Fund Expenses                16
Schedule of Investments                        18
Financial Statements                           59
Notes to Financial Statements                  68
Approval of Investment Advisory Agreement      80
Trustees, Officers and Service Providers       84


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    1

President's Letter

Dear Shareowner,

The U.S. economy is moving forward on a slow path to recovery. We believe the theme for the economy in 2011 may be modest but positive growth. The private sector is showing signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to a steady recovery remain substantial, including the continued delays in the housing sector's recovery, rising oil prices, and the fiscal drag of U.S. federal and state budget cuts. We are concerned about the long-term risk of inflation in an environment of accommodative Fed policy, continued low nominal and "real" interest rates and rising commodity prices.

The recovery process may occur more slowly than many would like, and will almost certainly be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest. Through the first quarter of 2011, although bonds remained popular with investors, we believed there was value in the equity market. In both equity and bond markets, we are finding good opportunities to invest using the same disciplined approach we have used at Pioneer since 1928, which is to focus on identifying undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, even though equity valuations seemed quite reasonable and were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.


Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    3

Portfolio Management Discussion | 4/30/11

Helped both by mounting evidence of improving business conditions and by the Federal Reserve Board's (the Fed's) injections of more liquidity into the financial system, higher-yielding investments generated healthy returns over the six months ended April 30, 2011. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer Global High Yield Fund during the six-month period. Mr. Feltus, senior vice president and portfolio manager at Pioneer, is a member of Pioneer's Fixed-Income team and is responsible for the daily management of the Fund, along with Tracy Wright, vice president and portfolio manager at Pioneer.

Q  How did the Fund perform during the six months ended April 30, 2011?

A Pioneer Global High Yield Fund Class A shares returned 7.72% at net asset value over the six months ended April 30, 2011, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML Global High Yield and Emerging Markets Plus Index, returned 6.14% and 4.66%, respectively. During the same period, the average return of the 514 mutual funds in Lipper's High Current Yield Funds category was 6.11%. On April 30, 2011, the 30-day standardized SEC yield of the Fund's Class A shares was 7.12%.

Q What was the environment like for investing in high-yield securities during the six months ended April 30, 2011?

A It was a good market for higher-yielding, lower-rated securities, and it was propelled by two forces. First, the Fed's second round of quantitative easing, which involved Fed purchases of U.S. Treasury securities in the open market to inject more liquidity into the financial system, provided stimulus for the market. Second, investors saw growing signs that the economy was turning the corner and moving away from the risk of falling again into recession (also known as a "double-dip" recession). Corporate profits continued to climb, while bank lending activity improved, consumer spending increased, and even the jobs market showed progress, although at a moderate pace. Meanwhile, investors saw relatively low default rates in the high-yield bond market as further evidence of the creditworthiness of lower-rated debt. As a consequence, the yield differences, or spreads, between high-yield bonds compared with Treasuries continued to contract, and high-yield bonds outperformed other fixed-income securities. Consistent with the overall trend favoring higher-risk securities, lower-rated credits outperformed high-rated securities within the high-yield universe.


4    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Q What were your principal investment strategies for the Fund over the six months ended April 30, 2011, and how did they affect the Fund's performance?

A We continued to focus on high-yield corporate bonds, especially the debt of U.S. corporations. For example, on April 30, 2011, the end of the six-month period, nearly 62% of the Fund's assets were invested in U.S. high-yield debt. The emphasis on high-yield corporates helped the Fund's performance, especially because security selection among the high-yield investments was quite good, as we took advantage of Pioneer's emphasis on fundamental analysis of high-yield debt. However, an underweighting of lower-rated high-yield bonds, such as CCC-rated securities, tended to hold back the Fund's results when they outperformed during the period.

   The Fund was underweighted in emerging markets debt relative to the BofA ML Global High Yield and Emerging Markets Plus Index, and the underexposure helped relative performance, as the emerging markets sector turned in a negative overall performance during the six-month period. However, among the Fund's holdings in the emerging markets, we emphasized corporate securities rather than sovereign debt, and that positioning, in addition to the Fund's exposure to emerging markets currencies, such as those of Brazil and Colombia, had a positive influence on relative performance. As of April 30, 2011, nearly 27% of the Fund's investments were in emerging markets debt.

   The Fund's exposure to foreign currencies helped performance relative to many traditional domestic high-yield strategies. As of April 30, 2011, roughly 8.25% of the Fund's portfolio was invested in securities denominated in foreign currencies. In general, the U.S. dollar declined in value relative to foreign currencies, partly as a result of the lower interest rates in the United States and partly because of mounting concerns about the country's growing national debt.

   During the six months ended April 30, 2011, we increased the Fund's investments in floating-rate bank loans, which accounted for just over 9% of invested assets at the end of the period. The floating-rate bank loans exposure held back the Fund's performance, as floating-rate securities underperformed due to declining interest rates. The Fund had a small position in catastrophe-linked bonds, which are securities sold by property-and-casualty reinsurance companies to spread out the risks associated with property claims from large national disasters. The March 2011 earthquake and resulting tsunami in Japan caused the entire catastrophe-linked group to decline in value. Moreover, the Fund also had a very small investment in a catastrophe-linked bond issued by Muteki, which had direct exposure to the damage in Japan. The bond plummeted in value after the disaster in Japan.


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    5

   At the end of the period, 1.5% of the Fund's assets were invested in catastrophe-linked bonds.

   The Fund's small out-of-index exposures to asset-backed bonds and municipal bonds also held back performance results during the six-month period, although not significantly. The investments in asset-backed bonds performed positively during the period, even though they proved to be a drag on benchmark-relative performance. During the six-month period, we added investments in higher-yielding municipal bonds when we saw good values following a decline in the overall prices of municipals. We were attracted to municipals by their low prices and the fact that they offered tax-advantaged yields comparable to the yields of bonds in the taxable sector. As of April 30, 2011, about 3.4% of the Fund's portfolio was invested in municipal securities. All of the Fund's municipal holdings were backed by specific revenue sources, such as industrial developments (revenue bonds), rather than by general state or municipal tax receipts (general obligation bonds). While the investments in municipal bonds held back the Fund's benchmark-relative performance during the six-month period, they still generated positive results overall.

Q Did the Fund invest in any derivative securities during the six months ended April 30, 2011, and if so, did they affect performance?

A We did invest the Fund in currency forward contracts to reduce the volatility associated with investments in foreign currencies. While these investments did reduce volatility during the six months ended April 30, 2011, they did prove to be a minor drag on the Fund's total return when the euro gained in value relative to the U.S. dollar.

Q What were some of the individual investments that affected the Fund's performance, either positively or negatively, during the six months ended April 30, 2011?

A Security selection was positive for the Fund overall, especially individual investments in convertible securities, which received a boost in performance as the equity markets rallied and prices of convertible securities moved in sympathy with stocks. In fact, four of the top-performing Fund holdings for the six-month period were convertible securities. They included the convertible debt of WESCO International, a distributor of electrical industrial products; Sino Forest, a Chinese paper products corporation; Cubist Pharmaceuticals, which specializes in drugs treating infectious diseases; and Ford Motor, the U.S. automotive corporation. Another convertible security that helped the Fund's performance was the debt of Massey Energy, which appreciated in value when the company was acquired. Several high-yield bond investments also added to the Fund's performance results when their issuing companies were acquired by other corporations, including debt of


6    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

   Frac Tech Service, Terremark Worldwide and Global Crossing. Other investments that helped boost performance were asset-backed securities issued by Dunkin Donuts, and the corporate bonds of INEOS and Ono Finance. The latter two investments were denominated in the euro and gained in value as the currency appreciated.

   We did have a few disappointments in the Fund's portfolio, however, including the Muteki catastrophe-linked bond mentioned earlier. Other investments that proved to be a drag on results included bonds of Blaze Recycling, a metals recycling specialist; CEDC Finance Corporation International, a U.S.-based liquor distributor in Eastern Europe; Alliance One, a tobacco processor; and Horizon Lines, a shipping company. The only Fund investment that actually defaulted during the six-month period was the debt of Blaze Recycling, which eventually was converted into equity.

Q  What is your investment outlook?

A We think that high-yield bonds should be able to maintain their outperformance of other fixed-income sectors as the current economic expansion persists and corporate profits continue to grow. However, we feel that investors should not expect a repeat of the strong absolute returns high-yield bonds have generated over the past 18 months. Investors also should be mindful that Treasury interest rates eventually could start to rise and that the trend will erode the performance of fixed-income securities generally, although we believe high-yield bonds still have the potential to outperform.


Please refer to the Schedule of Investments on pages 18-58 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed securities will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks,


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    7
making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Portfolio Summary | 4/30/11

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[The following data was represented as a pie chart in the printed material]

Corporate Bonds                                          70.4%
Senior Secured Loans                                      6.8%
Temporary Cash Investments                                6.3%
Convertible Corporate Bonds                               5.6%
Municipal Bonds                                           3.3%
Asset Backed Securities                                   3.1%
Collateralized Mortgage Obligations                       1.8%
Foreign Government Bonds                                  1.5%
U.S. Common Stocks                                        0.7%
Preferred Stocks                                          0.3%
Depositary Receipts for International Stocks              0.1%
U.S. Government Agency Obligation                         0.1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*


 1.    Minerva Overseas II, 10.875%, 11/15/19 (144A)            0.88%
 2.    WESCO International, Inc., 6.0%, 9/15/29                 0.84
 3.    Ford Motor Co., 4.25%, 11/15/16                          0.74
 4.    Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)              0.71
 5.    DynCorp International, Inc., 10.375%, 7/1/17             0.68
 6.    True Move Co., Ltd., 10.75%, 12/16/13 (144A)             0.66
 7.    Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)         0.65
 8.    Foresight Energy LLC, 9.625%, 8/15/17 (144A)             0.65
 9.    Energisa SA, 9.5%, 1/29/49                               0.62
10.    Alliance One International, Inc., 10.0%, 7/15/16         0.60

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    9

Prices and Distributions | 4/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------
     Class         4/30/11         10/31/10
--------------------------------------------
       A           $ 10.94           $ 10.53
--------------------------------------------
       B           $ 10.94           $ 10.53
--------------------------------------------
       C           $ 10.90           $ 10.49
--------------------------------------------
       Y           $ 10.75           $ 10.35
--------------------------------------------
       Z           $ 11.29           $ 10.86
--------------------------------------------


Distributions per Share: 11/1/10-4/30/11
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                  Net Investment        Short-Term        Long-Term
     Class           Income           Capital Gains     Capital Gains
---------------------------------------------------------------------
       A            $ 0.3877              $ --              $ --
---------------------------------------------------------------------
       B            $ 0.3445              $ --              $ --
---------------------------------------------------------------------
       C            $ 0.3501              $ --              $ --
---------------------------------------------------------------------
       Y            $ 0.4027              $ --              $ --
---------------------------------------------------------------------
       Z            $ 0.4153              $ --              $ --
---------------------------------------------------------------------


Index Definition
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 and Value of $5 million Investment" charts appearing on pages 11-15.


10    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of April 30, 2011)
-------------------------------------------------------------
                                Net Asset     Public Offering
Period                          Value (NAV)   Price (POP)
-------------------------------------------------------------
Life-of-Class
(8/27/01)                       10.96%        10.43%
5 Years                          7.80          6.80
1 Year                          15.27         10.10
-------------------------------------------------------------


-------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------
                                Gross         Net
-------------------------------------------------------------
                                 1.15%         1.10%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                                                  BofA ML
                                            BofA ML                Global
                      Pioneer                Global            High Yield and
                    Global High            High Yield         Emerging Markets
                     Yield Fund         Master II Index          Plus Index
                     ----------         ---------------          ----------
8/31/2001              $9,550                $10,000              $10,000
4/30/2002             $10,163                $10,157              $10,198
4/30/2003             $12,102                $11,601              $10,974
4/30/2004             $14,238                $13,332              $12,591
4/30/2005             $16,148                $14,714              $13,406
4/30/2006             $18,021                $16,192              $14,621
4/30/2007             $20,478                $18,298              $16,436
4/30/2008             $19,860                $18,615              $16,300
4/30/2009             $14,069                $15,967              $13,906
4/30/2010             $22,757                $22,394              $20,053
4/30/2011             $26,232                $25,398              $22,735


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    11

Performance Update | 4/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging
Markets Plus Index.


Average Annual Total Returns
(As of April 30, 2011)
-------------------------------------------------------------
                                If            If
Period                          Held          Redeemed
-------------------------------------------------------------
Life-of-Class
(11/21/03)                       8.24%         8.24%
5 Years                          6.95          6.95
1 Year                          14.45         10.45
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------
                                Gross         Net
-------------------------------------------------------------
                                 1.92%         1.92%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                                                  BofA ML
                                            BofA ML                Global
                      Pioneer                Global            High Yield and
                    Global High            High Yield         Emerging Markets
                     Yield Fund         Master II Index          Plus Index
                     ----------         ---------------          ----------
11/30/2003            $10,000                $10,000              $10,000
4/30/2004             $10,277                $10,322              $10,396
4/30/2005             $11,563                $11,391              $11,069
4/30/2006             $12,811                $12,536              $12,072
4/30/2007             $14,430                $14,166              $13,571
4/30/2008             $13,879                $14,411              $13,458
4/30/2009              $9,745                $12,361              $11,481
4/30/2010             $15,660                $17,337              $16,557
4/30/2011             $17,923                $19,663              $18,772


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging
Markets Plus Index.


Average Annual Total Returns
(As of April 30, 2011)
-------------------------------------------------------------
                                If            If
Period                          Held          Redeemed
-------------------------------------------------------------
Life-of-Class
(11/21/03)                       8.19%         8.19%
5 Years                          7.01          7.01
1 Year                          14.50         14.50
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------
                                Gross         Net
-------------------------------------------------------------
                                 1.82%         1.82%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                                                  BofA ML
                                            BofA ML                Global
                      Pioneer                Global            High Yield and
                    Global High            High Yield         Emerging Markets
                     Yield Fund         Master II Index          Plus Index
                     ----------         ---------------          ----------
11/30/2003            $10,000                $10,000              $10,000
4/30/2004             $10,211                $10,322              $10,396
4/30/2005             $11,487                $11,391              $11,069
4/30/2006             $12,724                $12,536              $12,072
4/30/2007             $14,343                $14,166              $13,571
4/30/2008             $13,810                $14,411              $13,458
4/30/2009              $9,699                $12,361              $11,481
4/30/2010             $15,592                $17,337              $16,557
4/30/2011             $17,853                $19,663              $18,772


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    13

Performance Update | 4/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets
Plus Index.


Average Annual Total Returns
(As of April 30, 2011)
-------------------------------------------------------------
                                If            If
Period                          Held          Redeemed
-------------------------------------------------------------
Life-of-Class
(8/27/01)                       10.95%        10.95%
5 Years                          8.17          8.17
1 Year                          15.42         15.42
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------
                                Gross         Net
-------------------------------------------------------------
                                 0.73%         0.73%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $5 Million Investment

                                                                  BofA ML
                                            BofA ML                Global
                      Pioneer                Global            High Yield and
                    Global High            High Yield         Emerging Markets
                     Yield Fund         Master II Index          Plus Index
                     ----------         ---------------          ----------
8/31/2001              $5,000,000             $5,000,000           $5,000,000
4/30/2002              $5,321,689             $5,078,451           $5,099,187
4/30/2003              $6,336,876             $5,800,388           $5,486,921
4/30/2004              $7,455,037             $6,666,235           $6,295,632
4/30/2005              $8,455,462             $7,356,993           $6,702,939
4/30/2006              $9,273,435             $8,096,111           $7,310,627
4/30/2007             $10,571,854             $9,149,031           $8,218,063
4/30/2008             $10,314,673             $9,307,316           $8,150,044
4/30/2009              $7,343,406             $7,983,255           $6,952,847
4/30/2010             $11,896,374            $11,196,830          $10,026,281
4/30/2011             $13,730,689            $12,698,956          $11,367,668


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005 would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets
Plus Index.


Average Annual Total Returns
(As of April 30, 2011)
-------------------------------------------------------------
                                If            If
Period                          Held          Redeemed
-------------------------------------------------------------
Life-of-Class
(8/27/01)                       11.33%        11.33%
5 Years                          8.50          8.50
1 Year                          15.73         15.73
-------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------
                                Gross         Net
-------------------------------------------------------------
                                 0.91%         0.90%
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                                                  BofA ML
                                            BofA ML                Global
                      Pioneer                Global            High Yield and
                    Global High            High Yield         Emerging Markets
                     Yield Fund         Master II Index          Plus Index
                     ----------         ---------------          ----------
8/31/2001             $10,000                $10,000              $10,000
4/30/2002             $10,643                $10,157              $10,198
4/30/2003             $12,674                $11,601              $10,974
4/30/2004             $14,910                $13,332              $12,591
4/30/2005             $16,911                $14,714              $13,406
4/30/2006             $18,872                $16,192              $14,621
4/30/2007             $21,329                $18,298              $16,436
4/30/2008             $20,875                $18,615              $16,300
4/30/2009             $15,151                $15,967              $13,906
4/30/2010             $24,518                $22,394              $20,053
4/30/2011             $28,375                $25,398              $22,735


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2010 through April 30, 2011.


---------------------------------------------------------------------------------------------------------
Share Class                     A                B                C                Y                Z
---------------------------------------------------------------------------------------------------------
Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 11/1/10
---------------------------------------------------------------------------------------------------------
Ending Account Value       $ 1,077.20       $ 1,072.90       $ 1,073.70       $ 1,079.10       $ 1,079.30
(after expenses)
on 4/30/11
---------------------------------------------------------------------------------------------------------
Expenses Paid              $     5.41       $     9.61       $     9.00       $     3.76       $     3.61
During Period*
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.87%, 1.75%, 0.73%, and 0.70% for Class A, B, C, Y and Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


16    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2010 through April 30, 2011.


---------------------------------------------------------------------------------------------------------
Share Class                     A                B                C                Y                Z
---------------------------------------------------------------------------------------------------------
Beginning Account Value   $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
on 11/1/10
---------------------------------------------------------------------------------------------------------
Ending Account Value      $ 1,019.59       $ 1,015.52       $ 1,016.12       $ 1,021.17       $ 1,021.32
(after expenses)
on 4/30/11
---------------------------------------------------------------------------------------------------------
Expenses Paid             $     5.26       $     9.35       $     8.75       $     3.66       $     3.51
During Period*
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.87%, 1.75%, 0.73%, and 0.70% for Class A, B, C, Y and Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    17

Schedule of Investments | 4/30/11 (Consolidated) (unaudited)


-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                        CONVERTIBLE CORPORATE BONDS -- 5.7%
                                        ENERGY -- 0.5%
                                        Coal & Consumable Fuels -- 0.4%
 11,070,000                     BB-/NR  Massey Energy Co., 3.25%, 8/1/15           $   12,467,588
-------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 0.1%
  1,885,000                    BB+/Ba3  Chesapeake Energy Co.,
                                        2.5%, 5/15/37 (b)                          $    2,066,431
                                                                                   --------------
                                        Total Energy                               $   14,534,019
-------------------------------------------------------------------------------------------------
                                        MATERIALS -- 1.5%
                                        Construction Materials -- 0.4%
 11,050,000                      NR/NR  Cemex SAB de CV, 3.75%, 3/15/18            $   11,174,313
  1,950,000                       B/B2  Cemex SAB de CV, 4.875%, 3/15/15                1,954,875
                                                                                   --------------
                                                                                   $   13,129,188
-------------------------------------------------------------------------------------------------
                                        Forest Products -- 1.1%
 12,459,000                      BB/NR  Sino-Forest Corp., 4.25%, 12/15/16         $   17,084,404
 12,150,000                     BB/Ba2  Sino-Forest Corp., 5.0%, 8/1/13                16,478,438
                                                                                   --------------
                                                                                   $   33,562,842
                                                                                   --------------
                                        Total Materials                            $   46,692,030
-------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 1.1%
                                        Construction & Farm Machinery & Heavy Trucks -- 0.2%
  5,380,000                       B/B1  Navistar International Corp.,
                                        3.0%, 10/15/14                             $    8,184,325
-------------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.1%
  1,250,000                       B/B2  General Cable Corp., 4.5%, 11/15/29        $    1,918,750
-------------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.8%
 10,923,000                       B/NR  WESCO International, Inc.,
                                        6.0%, 9/15/29                              $   25,559,820
                                                                                   --------------
                                        Total Capital Goods                        $   35,662,895
-------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.2%
                                        Marine -- 0.2%
  9,481,000                      CC/Ca  Horizon Lines, Inc., 4.25%, 8/15/12 (b)    $    8,094,404
                                                                                   --------------
                                        Total Transportation                       $    8,094,404
-------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.7%
                                        Automobile Manufacturers -- 0.7%
 12,029,000                     B+/Ba3  Ford Motor Co., 4.25%, 11/15/16 (b)        $   22,434,085
                                                                                   --------------
                                        Total Automobiles & Components             $   22,434,085
-------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 0.2%
                                        Tobacco -- 0.2%
  5,135,000                    B-/Caa1  Alliance One International, Inc.,
                                        5.5%, 7/15/14                              $    5,475,194
                                                                                   --------------
                                        Total Food, Beverage & Tobacco             $    5,475,194
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                        Health Care Services -- 0.1%
  2,203,000                     B+/B2   Omnicare Inc., 3.25%, 12/15/35            $    2,059,805
                                                                                  --------------
                                        Total Health Care Equipment & Services    $    2,059,805
------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                        Biotechnology -- 0.3%
  7,600,000                     NR/NR   Cubist Pharmaceuticals, Inc.,
                                        2.5%, 11/1/17                             $   10,146,000
                                                                                  --------------
                                        Total Pharmaceuticals & Biotechnology     $   10,146,000
------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.1%
                                        Real Estate Operating Companies -- 0.1%
  1,900,000                     B-/B3   Forest City Enterprises Co.,
                                        5.0%, 10/15/16                            $    3,056,625
                                                                                  --------------
                                        Total Real Estate                         $    3,056,625
------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.9%
  4,650,000                     NR/NR   JA Solar Holdings Co., 4.5%, 5/15/13      $    4,458,188
  8,850,000                     NR/NR   Renesola, Ltd., 4.125%, 3/15/18                9,109,659
  3,687,000                     NR/NR   SunPower Corp., 4.75%, 4/15/14                 4,074,135
 11,919,000                      B/NR   Suntech Power, 3.0%, 3/15/13                  11,114,468
                                                                                  --------------
                                                                                  $   28,756,450
                                                                                  --------------
                                        Total Semiconductors                      $   28,756,450
------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.1%
                                        Integrated Telecommunication Services -- 0.1%
  2,485,000                     B+/B1   MasTec, Inc., 4.0%, 6/15/14               $    3,948,041
                                                                                  --------------
                                        Total Telecommunication Services          $    3,948,041
------------------------------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $132,738,975)                       $  180,859,548
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 0.3%
                                    CONSUMER SERVICES -- 0.0%
                                    Hotels, Resorts & Cruise Lines -- 0.0%
  17,350                            Perseus Holding Corp.*                $     433,750
                                                                          -------------
                                    Total Consumer Services               $     433,750
---------------------------------------------------------------------------------------
                                    BANKS -- 0.0%
                                    Diversified Banks -- 0.0%
     445                            Wells Fargo & Co., 7.5%, 12/31/49     $     480,369
                                                                          -------------
                                    Total Banks                           $     480,369
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    19

--------------------------------------------------------------------------------------------
             Floating    S&P/Moody's
 Shares      Rate (d)    Ratings                                              Value
--------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 0.3%
                                       Diversified Financial Services -- 0.3%
   280,000                             GMAC Capital Trust, Inc.*              $    7,268,800
                                                                              --------------
                                       Total Diversified Financials           $    7,268,800
--------------------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $7,467,249)                      $    8,182,919
--------------------------------------------------------------------------------------------
                                       COMMON STOCKS -- 0.8%
                                       ENERGY -- 0.1%
                                       Oil & Gas Drilling -- 0.1%
    46,147                             Rowan Companies, Inc.*                 $    1,924,330
                                                                              --------------
                                       Total Energy                           $    1,924,330
--------------------------------------------------------------------------------------------
                                       MATERIALS -- 0.5%
                                       Commodity Chemicals -- 0.0%
    55,345                             Georgia Gulf Corp.*                    $    2,179,486
--------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 0.3%
 6,615,974                             Blaze Recycling and Metals LLC
                                       Class A Units                          $    4,565,022
    95,846                             Freeport-McMoRan Copper & Gold, Inc.
                                       (Class B)                                   5,274,405
                                                                              --------------
                                                                              $    9,839,427
--------------------------------------------------------------------------------------------
                                       Forest Products -- 0.0%
   244,090                             Ainsworth Lumber Co., Ltd.,*           $      799,788
--------------------------------------------------------------------------------------------
                                       Steel -- 0.2%
   127,393                             KNIA Holdings, Inc.*                   $      890,474
   134,106                             Vale SA (A.D.R.)                            4,009,769
                                                                              --------------
                                                                              $    4,900,243
                                                                              --------------
                                       Total Materials                        $   17,718,944
--------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 0.0%
                                       Building Products -- 0.0%
       894                             Panolam Holdings Co.*                  $      438,060
                                                                              --------------
                                       Total Capital Goods                    $      438,060
--------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 0.2%
                                       Auto Parts & Equipment -- 0.2%
   106,166                             Lear Corp.                             $    5,429,329
                                                                              --------------
                                       Total Automobiles & Components         $    5,429,329
--------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 0.0%
                                       Diversified Financial Services -- 0.0%
    24,638                             BTA Bank JSC*                          $      346,755
                                                                              --------------
                                       Total Diversified Financials           $      346,755
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
              Floating   S&P/Moody's
 Shares       Rate (d)   Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.0%
                                        Real Estate Development -- 0.0%
     159,647                            Newhall Land Development LLC*               $      247,453
                                                                                    --------------
                                        Total Real Estate                           $      247,453
--------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 0.0%
                                        Data Processing & Outsourced Services -- 0.0%
      33,046                            Perseus Holding Corp.*                      $           --
                                                                                    --------------
                                        Total Software & Services                   $           --
--------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (Cost $22,377,551)                          $   26,104,871
--------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------
                                        ASSET BACKED SECURITIES -- 3.2%
                                        MATERIALS -- 0.1%
                                        Aluminum -- 0.1%
    805,793       0.84        AAA/Aaa   Bayview Financial Acquisition, Floating
                                        Rate Note, 8/28/44                          $      780,194
  1,500,000                    CCC/B3   Security National Mortgage Loan Trust,
                                        6.55%, 4/25/37                                   1,327,176
                                                                                    --------------
                                                                                    $    2,107,370
                                                                                    --------------
                                        Total Materials                             $    2,107,370
--------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 0.5%
                                        Restaurants -- 0.5%
  7,050,000                 BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                        5.261%, 4/25/37                             $    7,155,750
10,075,000                     BB/Aaa   Dominos Pizza Master Issuer LLC,
                                        7.629%, 4/25/37                                 10,302,695
                                                                                    --------------
                                                                                    $   17,458,445
                                                                                    --------------
                                        Total Consumer Services                     $   17,458,445
--------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.0%
                                        Automobile Manufacturers -- 0.0%
   550,000                     BB/Ba1   AmeriCredit Automobile Receivables Trust,
                                        6.23%, 7/9/18                               $      567,385
                                                                                    --------------
                                        Total Automobiles & Components              $      567,385
--------------------------------------------------------------------------------------------------
                                        BANKS -- 1.6%
                                        Thrifts & Mortgage Finance -- 1.6%
 2,837,523        1.16       AA+/Baa2   ACE 2004-HE4 M1, Floating Rate Note,
                                        12/25/34                                    $    2,174,405
   507,170        0.35       CCC/Caa3   Ace Securities Corp., Floating Rate Note,
                                        1/25/37                                            192,629
 1,446,178        1.53        B-/Caa3   Amortizing Residential Collateral Trust,
                                        Floating Rate Note, 1/25/32                        576,224

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    21

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                       Thrifts & Mortgage Finance -- (continued)
  1,480,000       0.68       CCC/Baa2  Bear Stearns Asset Backed Securities,
                                       Inc., Floating Rate Note, 1/25/47             $      649,273
  4,667,167       0.91         A/Caa1  Bear Stearns Asset Backed Securities,
                                       Inc., Floating Rate Note, 3/25/35                  4,003,594
  1,698,156       0.34         CCC/A1  BSABS 2006-4 A1, Floating Rate Note,
                                       10/25/33                                           1,622,479
  8,090,000       0.43      BBB+/Caa2  Carrington Mortgage Loan Trust, Floating
                                       Rate Note, 12/25/36                                5,660,330
    795,225       0.36         AA/Ba3  Carrington Mortgage Loan Trust, Floating
                                       Rate Note, 2/25/32                                   720,890
  1,737,814       0.38        AA+/Ba3  Carrington Mortgage Loan Trust, Floating
                                       Rate Note, 2/25/35                                 1,647,912
  2,549,023       0.26        AAA/Ba3  Carrington Mortgage Loan Trust, Floating
                                       Rate Note, 12/25/36                                2,449,641
  3,403,990                    B/Caa1  Citigroup Mortgage Loan Trust, Inc.,
                                       0.32375%, 7/25/45                                  2,805,310
  1,576,667       0.51        AA-/Ba1  Countrywide Asset Backed Certificates,
                                       Floating Rate Note, 4/25/36                        1,256,716
  2,699,311                   BBB+/B2  Countrywide Asset-Backed Certificates,
                                       0.50875%, 6/25/36                                  2,339,258
  1,700,000       0.88        BB/Caa1  Countrywide Asset-Backed Certificates,
                                       Floating Rate Note, 11/25/34                       1,167,028
  3,925,000       0.38         BB+/B3  Countrywide Asset-Backed Certificates,
                                       Floating Rate Note, 6/25/47                        3,639,963
  1,520,708       0.42       BB-/Caa2  CWL 2006-19 2A2, Floating Rate Note,
                                       3/25/37                                            1,137,231
 10,998,929       0.71        CCC/Aaa  CWL 2007-SD1 A1, Floating Rate Note,
                                       3/25/47                                            5,513,004
    920,299       0.96       AAA/Caa2  FBR Securitization Trust, Floating Rate
                                       Note, 10/25/35                                       581,881
  1,288,130       0.39          B-/B3  Gsamp Trust, Floating Rate Note, 1/25/37           1,166,420
  4,000,000                   BBB/Aaa  LEAF II Receivables Funding LLC,
                                       5.5%, 10/20/13                                     3,668,558
  2,996,315       0.35       CCC/Caa3  Lehman XS Trust, Floating Rate Note,
                                       8/25/36                                            1,529,763
  6,527,771       0.61          CC/Ca  Lehman XS Trust, Floating Rate Note,
                                       12/25/35                                           1,950,146
  1,499,136       0.33         B/Caa1  Morgan Stanley ABS Corp., Floating Rate
                                       Note, 10/25/36                                     1,349,108
  1,476,112       0.37       AAA/Baa2  Residential Asset Mortgage, Products, Inc.,
                                       Floating Rate Note, 10/25/35                       1,326,148
    341,463       0.49         B-/Ba2  Residential Asset Securities, Floating Rate
                                       Note, 1/25/35                                        309,300
                                                                                     --------------
                                                                                     $   49,437,211
                                                                                     --------------
                                       Total Banks                                   $   49,437,211
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.9%
                                        Diversified Financial Services -- 0.6%
    422,531       0.85         B-/Ba3   Aircraft Finance Trust, Floating Rate Note,
                                        5/15/24                                       $      392,953
 10,182,837       0.83        B-/Caa1   Aircraft Finance Trust, Floating Rate Note,
                                        5/15/24                                            6,211,531
  2,483,285                      B/B1   Ellington Loan Acquisition,
                                        1.0625%, 5/27/37                                   2,302,756
  5,377,000       0.34         BBB/B2   Home Equity Asset Trust, Floating Rate
                                        Note, 3/25/37                                      4,434,170
 17,704,465                    CCC/Ca   Long Beach Mortgage Loan Trust,
                                        0.45063%, 3/25/46                                  6,961,555
                                                                                      --------------
                                                                                      $   20,302,965
----------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.3%
  1,102,000       0.65      CCC+/Caa2   Lease Investment, Floating Rate Note,
                                        7/15/31                                       $      716,300
 12,652,000       0.61      CCC+/Caa2   Lease Investment, Floating Rate Note,
                                        7/15/31                                            8,097,280
                                                                                      --------------
                                                                                      $    8,813,580
                                                                                      --------------
                                        Total Diversified Financials                  $   29,116,545
----------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.1%
                                        Mortgage Real Estate Investment Trust -- 0.1%
  2,400,000                     NR/NR   Real Estate Asset Trust, 8.75%, 11/25/48      $    2,418,240
                                                                                      --------------
                                        Total Real Estate                             $    2,418,240
----------------------------------------------------------------------------------------------------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $97,063,940)                            $  101,105,196
----------------------------------------------------------------------------------------------------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
                                        MATERIALS -- 0.1%
                                        Forest Products -- 0.1%
  4,315,000                     BB/B1   T SRA R 2006-1 F, 7.5296%,
                                        10/15/36 (144A)                               $    4,560,189
                                                                                      --------------
                                        Total Materials                               $    4,560,189
----------------------------------------------------------------------------------------------------
                                        BANKS -- 0.7%
                                        Thrifts & Mortgage Finance -- 0.7%
 17,015,318       2.26        AAA/Aaa   Bayview Commercial Asset Trust, Floating
                                        Rate Note, 4/25/36                            $      729,957
  1,000,000                   CCC+/NR   Commercial Mortgage Pass Through
                                        Certificates, 6.85%, 8/15/33                         986,111
  1,389,226                    B/Caa1   Countrywide Alternative Loan Trust,
                                        5.25%, 8/25/35                                     1,321,415
  2,710,854                    B-/Ba1   Countrywide Home Loans, 4.5%, 9/25/35              2,553,354
  2,387,205       0.58          CCC/C   Countrywide Home Loans, Floating Rate
                                        Note, 3/25/35                                        636,212

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    23

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  1,834,451   0.71                 D/C   DSLA 2005-AR6 2A1C, Floating Rate
                                         Note, 10/19/45                             $      188,154
    596,629                      NR/NR   First Horizon Asset Securities, Inc.,
                                         5.663817%, 11/25/34                               511,719
    289,882   0.99            AAA/Baa3   Impac CMB Trust, Floating Rate Note,
                                         4/25/35                                           231,486
    748,901   0.32                D/B3   Impac Securities Assets Corp., Floating
                                         Rate Note, 11/25/36                               709,613
  1,300,000                    NR/Baa3   JP Morgan Chase Commercial Mortgage
                                         Securities Corp., 5.53853%, 7/12/37             1,054,541
  3,005,617                      AA/B3   JP Morgan Mortgage Trust, 4.89%,
                                         2/25/35                                         2,577,443
  1,749,985   2.86               NR/B1   JP Morgan Mortgage Trust, Floating Rate
                                         Note, 10/25/35                                  1,342,159
  1,265,923   2.99               B+/B1   JP Morgan Mortgage Trust, Floating Rate
                                         Note, 11/25/35                                  1,218,636
  3,302,255   0.47                 D/C   Luminent Mortgage Trust, Floating Rate
                                         Note, 7/25/36                                     126,324
  1,873,666   0.57           BBB-/Caa1   Structured Asset Mortgage Investments,
                                         Inc., Floating Rate Note, 9/25/45               1,221,226
  4,166,802                     CCC/NR   WaMu Mortgage Pass Through Certificates,
                                         5.56151%, 12/25/36                              3,823,220
  4,022,332   0.49            AAA/Caa1   WaMu Mortgage Pass-Through Certificates,
                                         Floating Rate Note, 4/25/45                     3,431,435
                                                                                    --------------
                                                                                    $   22,663,005
                                                                                    --------------
                                         Total Banks                                $   22,663,005
--------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.2%
                                         Diversified Financial Services -- 0.1%
  1,687,445                      NR/B3   Credit Suisse Mortgage Capital
                                         Certificates, 5.0%, 4/25/37                $    1,626,363
--------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.1%
  3,450,000                    BBB-/NR   Bear Stearns Commercial Mortgage,
                                         6.94%, 2/15/35                             $    3,420,826
                                                                                    --------------
                                         Total Diversified Financials               $    5,047,189
--------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.4%
                                         Mortgage Real Estate Investment Trust -- 0.4%
    701,892                     AAA/B1   American Home Mortgage Investment,
                                         2.45469%, 6/25/45                          $      578,684
  3,000,000                    BBB-/B2   Credit Suisse First Boston Mortgage,
                                         5.51%, 3/15/35                                  2,756,917
  9,000,000                       A/NR   Credit Suisse First Boston Mortgage
                                         Securities Corp., 7.08%, 12/15/35               8,894,099

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Mortgage Real Estate Investment Trust -- (continued)
  2,557,494                   BB/Caa1   Deutsche ALT-A Securities, Inc.,
                                        5.5%, 11/25/35                              $    2,246,498
                                                                                    --------------
                                                                                    $   14,476,198
                                                                                    --------------
                                        Total Real Estate                           $   14,476,198
--------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.3%
                                        Integrated Telecommunication Services -- 0.3%
  9,670,000                     NR/B2   Global Tower Partners Acquisition,
                                        7.87%, 5/15/37                              $    9,961,073
                                                                                    --------------
                                        Total Telecommunication Services            $    9,961,073
--------------------------------------------------------------------------------------------------
                                        GOVERNMENT -- 0.1%
    992,684                     NR/B3   GSR Mortgage Loan Trust, 5.5%, 8/25/21      $      955,709
    830,521                   BBB+/NR   GSR Mortgage Loan Trust,
                                        5.7199%, 2/25/34                                   729,131
                                                                                    --------------
                                                                                    $    1,684,840
                                                                                    --------------
                                        Total Government                            $    1,684,840
--------------------------------------------------------------------------------------------------
                                        TOTAL COLLATERALIZED MORTGAGE
                                        OBLIGATION
                                        (Cost $60,193,323)                          $   58,392,494
--------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS -- 72.3%
                                        ENERGY -- 11.6%
                                        Coal & Consumable Fuels -- 2.3%
 15,063,000                    BB-/B2   Berau Capital Resources, Ltd., 12.5%,
                                        7/8/15 (144A)                               $   17,924,970
 12,200,000                    BB/Ba3   Bumi Capital Pte, Ltd., 12.0%, 11/10/16         14,396,000
  1,240,000                    BB/Ba3   Bumi Investment Pte, Ltd., 10.75%,
                                        10/6/17                                          1,435,300
 18,160,000                    B/Caa1   Foresight Energy LLC, 9.625%, 8/15/17
                                        (144A)                                          19,658,200
  2,850,000                    BB-/B2   International Coal Group, Inc., 9.125%,
                                        4/1/18 (b)                                       3,227,625
  2,706,000                      B/B3   Murray Energy Corp., 10.25%, 10/15/15            2,908,950
  6,395,000                      B/B3   New World Resources BV, 7.375%,
                                        5/15/15 (144A)                                   9,749,532
  2,070,000                      B/B2   Penn Virginia Resource Partner LP, 8.25%,
                                        4/15/18                                          2,214,900
                                                                                    --------------
                                                                                    $   71,515,477
--------------------------------------------------------------------------------------------------
                                        Integrated Oil & Gas -- 0.1%
  2,950,000                  BBB/Baa3   Petroleum Co. of Trinidad & Tobago, Ltd.,
                                        9.75%, 8/14/19                              $    3,525,250
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    25

-------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 2.4%
     23,000,000                    NR/NR     Aker Drilling AS, 11.0%, 2/24/16            $    4,478,809
      8,500,000                    NR/NR     Aker Drilling AS, 9.53%, 2/24/16                 1,655,212
      6,772,644                    NR/NR     DDI Holding AS, 9.3%, 1/19/12 (144A)             6,772,644
      1,250,000                  B-/Caa1     Hercules Offshore Inc., 10.5%, 10/15/17          1,312,500
      9,607,550                    NR/NR     Norse Energy ASA, 6.5%,
                                             7/14/13 (144A)                                   8,838,946
     13,100,000                    NR/NR     Ocean Rig UDW, Inc., 9.5%, 4/27/16              13,100,000
     13,640,000                    B-/B3     Offshore Group Investment, Inc.,
                                             11.5%, 8/1/15                                   15,225,650
      2,915,000                    B+/B1     Parker Drilling Co., 9.125%, 4/1/18              3,228,363
      8,730,000                    B/B3      Pioneer Drilling Co., 9.875%, 3/15/18            9,428,400
NOK  17,000,000       11.65        NR/NR     Sevan Drilling ASA, Floating Rate Note,
                                             12/7/12                                          3,371,277
     10,880,000                   BB-/B2     Trinidad Drilling, Ltd., 7.875%, 1/15/19        11,532,800
                                                                                         --------------
                                                                                         $   78,944,601
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 1.9%
      3,943,000                  B-/Caa1     Aquilex Holdings LLC,
                                             11.125%, 12/15/16                           $    4,076,076
      3,745,000                    B+/B1     Complete Production Service Co.,
                                             8.0%, 12/15/16                                   3,950,975
      1,600,000        0.00        NA/NA     DP Producer AS, Floating Rate Note,
                                             12/5/11 (144A) (e)                                  16,000
     17,815,000                    B-/B2     Expro Finance Luxembourg SCA,
                                             8.5%, 12/15/16 (b)                              17,414,163
      1,275,000                    BB/B2     Frac Tech Services LLC, 7.125%,
                                             11/15/18                                         1,357,875
        910,944       10.50        NR/NR     Nexus ASA, Floating Rate Note,
                                             3/7/12 (e)                                             911
      5,200,000                    NR/NR     Sevan Marine ASA, 12.0%, 8/10/15                 5,564,000
NOK  29,500,000                    NR/NR     Sevan Marine ASA, 13.25%, 8/10/15                6,026,155
     31,500,000                    NR/NR     Sevan Marine ASA, 14.0%, 12/22/14                6,043,814
     10,198,000        3.62        NR/NR     Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                                   9,229,190
NOK  32,463,000       11.99        NR/NR     Sevan Marine ASA, Floating Rate Note,
                                             10/24/12 (144A)                                  6,499,727
                                                                                         --------------
                                                                                         $   60,178,886
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 4.0%
      2,325,000                     B/B3     Antero Resources Finance LLC, 9.375%,
                                             12/01/17                                    $    2,551,688
      2,534,000                    B-/B3     Carrizo Oil & Gas, Inc.,
                                             8.625%, 10/15/18                                 2,705,045
      2,125,000                  B-/Caa1     Chaparral Energy, Inc., 8.25%, 9/1/21            2,247,188
      2,750,000                  BB+/Ba3     Chesapeake Energy Co., 6.25%, 1/15/17            4,284,334
      4,750,000                     B/B2     Comstock Resources, Inc.,
                                             8.375%, 10/15/17                                 5,011,250

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- (continued)
  3,540,000                      B/B2   Comstock Resources, Inc.,
                                        7.75%, 4/1/19                               $    3,637,350
  3,715,000                   B-/Caa1   Energy Partners, Ltd., 8.25%, 2/15/18            3,687,138
  6,035,000                 CCC+/Caa1   Goodrich Petroleum Corp.,
                                        8.875%, 3/15/19                                  6,095,350
  6,025,000                    BB-/B2   Hilcorp Energy, Inc., 9.0%,
                                        6/1/16 (144A)                                    6,296,125
  6,000,000                      B/B2   Linn Energy LLC, 8.625%,
                                        4/15/20 (144A)                                   6,630,000
 45,000,000                     B-/NR   Norwegian Energy Co., AS,
                                        12.9%, 11/20/14                                  9,097,079
 12,000,000                     NR/NR   Norwegian Energy Corp.,
                                        10.25%, 4/27/16                                  2,308,133
  4,755,000                  BBB/Baa3   Novatek Finance, Ltd., 6.604%, 2/3/21            5,004,638
  2,200,000                   B-/Caa1   Oasis Petroleum, Inc., 7.25%, 8/1/11             2,222,000
  8,500,000                     B+/B3   Petrohawk Energy Corp., 7.25%, 8/15/18           9,031,250
  5,000,000                     B+/B3   Petrohawk Energy Corp.,
                                        7.25%, 8/15/18 (144A)                            5,312,500
  6,460,000                    B/Caa1   Petroquest Energy Co., 10.0%, 9/1/17             6,847,600
  7,260,000                    BB-/B1   Plains Exploration & Production Co.,
                                        7.625%, 4/1/20                                   7,786,350
  3,040,000                    BB-/B1   Plains Exploration & Production Co.,
                                        8.625%, 10/15/19                                 3,385,800
  2,535,000                    BB-/B1   Plains Exploration & Production Co.,
                                        10.0%, 3/1/16                                    2,864,550
  4,875,000                     B-/B3   Quicksilver Resources, Inc.,
                                        7.125%, 4/1/16                                   4,862,813
  3,370,000                      B/B2   Quicksilver Resources, Inc.,
                                        9.125%, 8/15/19                                  3,698,575
  3,520,000                      B/B3   SandRidge Energy, Inc., 7.5%, 3/15/21            3,704,800
  2,120,000                      B/B3   SandRidge Energy, Inc., 8.75%, 1/15/20           2,332,000
  6,015,000                      B/B3   SandRidge Energy, Inc., 8.0%, 6/1/18 (b)         6,360,863
  1,590,000       3.92           B/B3   SandRidge Energy, Inc., Floating Rate
                                        Note, 4/1/14                                     1,578,528
  4,469,000                    B/Caa1   Stone Energy Corp., 8.625%, 2/1/17               4,670,105
  3,675,000                    B/Caa1   Venoco, Inc., 8.875%, 2/15/19                    3,688,781
                                                                                    --------------
                                                                                    $  127,901,833
--------------------------------------------------------------------------------------------------
                                        Oil & Gas Refining & Marketing -- 0.4%
  4,049,000                    BB/Ba3   Coffeyville Resources LLC, 9.0%, 4/1/15     $    4,413,410
  8,240,000                   BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                      9,373,000
                                                                                    --------------
                                                                                    $   13,786,410
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    27

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- 0.5%
  2,360,000       8.38         BB/Ba1   Enterprise Products Operating Co., Floating
                                        Rate Note, 8/1/66                             $    2,563,550
  5,030,000                    BB/Ba1   Enterprise Products Operating Co.,
                                        7.0%, 6/1/67                                       5,023,713
  7,343,000                    BB/Ba1   Southern Union Co., 7.2%, 11/1/66                  7,214,498
                                                                                      --------------
                                                                                      $   14,801,761
                                                                                      --------------
                                        Total Energy                                  $  370,654,218
----------------------------------------------------------------------------------------------------
                                        MATERIALS -- 11.0%
                                        Aluminum -- 0.7%
  7,459,624       6.83        CCC+/B2   Noranda Aluminum Acquisition Corp.,
                                        Floating Rate Note, 5/15/15                   $    7,254,484
 13,315,000                      B/B2   Novelis, Inc., 8.75%, 12/15/20                    14,879,513
                                                                                      --------------
                                                                                      $   22,133,997
----------------------------------------------------------------------------------------------------
                                        Commodity Chemicals -- 1.3%
 11,343,000                     NR/WR   Basell Finance Co., 8.1%,
                                        3/15/27 (144A)                                $   12,704,160
 11,100,000                   CCC+/B3   Hexion US Finance Corp., 8.875%,
                                        2/1/18 (144A)                                     12,043,500
  4,755,000                    BB-/B1   Nova Chemicals Corp.,
                                        8.625%, 11/1/19 (b)                                5,462,306
 11,320,000                     NR/B1   Rain CII Carbon LLC and CII Carbon Corp.,
                                        8.0%, 12/1/18                                     11,886,000
                                                                                      --------------
                                                                                      $   42,095,966
----------------------------------------------------------------------------------------------------
                                        Construction Materials -- 1.5%
 12,050,000                   CCC+/B3   AGY Holding Corp., 11.0%, 11/15/14            $   11,718,625
  2,080,000                     B-/NR   C10 - EUR Capital SPV, Ltd., BVI,
                                        6.277%, 5/29/49                                    2,252,929
  1,047,000       6.28        B-/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                        12/31/49                                             820,352
  3,434,000       6.64          B-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                        12/31/49                                           2,674,646
  9,406,000                      B/NR   Cemex Finance LLC,
                                        9.5%, 12/14/16 (144A) (b)                         10,017,390
  3,750,000                      B/NR   Cemex SAB de CV, 9.0%, 1/11/18 (b)                 3,885,938
  3,950,000                    BB-/B1   Rearden G Holdings EINS GmbH,
                                        7.875%, 3/30/20 (b)                                4,285,750
  9,515,000                      B/B3   Texas Industries, Inc., 9.25%, 8/15/20            10,252,413
                                                                                      --------------
                                                                                      $   45,908,043
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (d)    Ratings                                                 Value
-----------------------------------------------------------------------------------------------------
                                              Diversified Chemical -- 1.2%
      13,410,000                   CCC/Caa2   Ineos Group Holdings Plc,
                                              7.875%, 2/15/16 (144A)                   $   19,797,631
       9,025,000                   CCC/Caa1   Momentive Performance Material, Inc.,
                                              9.5%, 1/15/21                                14,227,792
       3,176,000                      B+/B1   TPC Group LLC, 8.25%, 10/1/17                 3,414,200
                                                                                       --------------
                                                                                       $   37,439,623
-----------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.4%
       8,725,000                      B-/B3   Midwest Vanadium Pty, Ltd.,
                                              11.5%, 2/15/18                           $    9,052,188
       3,525,000                      B-/NR   Mirabela Nickel, Ltd., 8.75%, 4/15/18         3,604,313
                                                                                       --------------
                                                                                       $   12,656,501
-----------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 1.4%
       2,420,000                      B-/B2   AEP Industries, Inc., 8.25%, 4/15/19     $    2,480,500
         700,000                      B-/B3   Ardagh Glass Finance Plc,
                                              8.75%, 2/1/20 (144A)                          1,077,575
       6,460,000                      B-/B3   Ardagh Packaging Finance Plc,
                                              9.25%, 10/15/20                              10,196,085
       5,000,000                      B-/B3   Ardagh Packaging Finance Plc,
                                              9.125%, 10/15/20                              5,525,000
       6,305,000                    CCC+/B3   BWAY Holding Co., 10.0%, 6/15/18 (b)          6,919,738
       7,100,000                  CCC+/Caa1   BWAY Parent Co., Inc., 10.125%,
                                              11/1/15                                       7,313,000
       4,345,000                    BB-/Ba3   Crown Americas LLC/Crown Americas
                                              Capital Corp II, 6.25%, 2/1/21                4,464,488
       2,900,000                    BB-/Ba1   Crown European Holdings SA,
                                              7.125%, 8/15/18                               4,453,482
       1,450,000                    BB+/Ba2   OI European Group BV, 6.75%, 9/15/20          2,175,644
                                                                                       --------------
                                                                                       $   44,605,512
-----------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 1.5%
       2,200,771                      NR/NR   Bio Pappel SAB de CV, 6.0%, 8/27/16      $    1,980,694
      15,426,044                      NR/NR   Bio Pappel SAB de CV, 6.0%, 8/27/16          13,883,440
EURO   6,800,000                       B/B2   Nordenia Holdings GM, 9.75%, 7/15/17         11,048,019
       9,430,000                       B/B3   Packaging Dynamics Corp.,
                                              8.75%, 2/1/16                                 9,771,838
      10,400,000                       B/B3   US Corrugated, Inc., 10.0%, 6/1/13           10,192,000
                                                                                       --------------
                                                                                       $   46,875,991
-----------------------------------------------------------------------------------------------------
                                              Paper Products -- 1.1%
      15,165,000                       B/B3   Exopack Holding Corp., 11.25%, 2/1/14    $   15,657,863
       2,745,000                     BB/Ba1   Fibria Overseas Finance, Ltd.,
                                              6.75%, 3/3/21                                 2,889,113
      15,915,000                    BB-/Ba3   Grupo Papelero Scribe SA,
                                              8.875%, 4/7/20 (144A) (b)                    15,119,250
                                                                                       --------------
                                                                                       $   33,666,226
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    29

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Precious Metals & Minerals -- 0.0%
    500,000                   BB-/Ba3   Alrosa Finance SA,
                                        8.875%, 11/17/14 (144A)                     $      575,750
--------------------------------------------------------------------------------------------------
                                        Specialty Chemicals -- 0.1%
  1,909,000                    BB-/B1   Nova Chemicals Corp., 7.875%, 9/15/25       $    1,925,704
--------------------------------------------------------------------------------------------------
                                        Steel -- 1.8%
 12,950,000                 CCC+/Caa2   Algoma Acquisition Corp.,
                                        9.875%, 6/15/15 (144A)                      $   12,059,688
  5,300,000                    NR/Ba1   China Oriental Group, Ltd.,
                                        8.0%, 8/18/15                                    5,591,500
  3,020,000                     B+/B2   Evraz Group SA, 9.5%, 4/24/18 (144A)             3,510,750
  4,475,000                     B+/B3   Ferrexpo Finance Plc, 7.875%, 4/7/16 (b)         4,620,080
  4,340,000                      B/B3   JMC Steel Group, Inc., 8.25%, 3/15/18            4,546,150
  8,100,000                     NR/B2   Metinvest BV, 10.25%, 5/20/15                    9,112,500
  8,750,000                     NR/B2   Metinvest BV, 8.75%, 2/14/18                     9,384,375
  4,890,000                 CCC+/Caa1   Ryerson, Inc., 12.0%, 11/1/15                    5,281,200
  2,505,000                     CC/Ca   Zlomrex International Finance SA,
                                        8.5%, 2/1/14 (144A)                              2,936,271
                                                                                    --------------
                                                                                    $   57,042,514
                                                                                    --------------
                                        Total Materials                             $  344,925,827
--------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 5.4%
                                        Aerospace & Defense -- 1.2%
  6,800,000                      B/B3   ADS Tactical, Inc., 11.0%, 4/1/18           $    7,038,000
 19,238,000                      B/B1   DynCorp International, Inc.,
                                        10.375%, 7/1/17 (b)                             20,584,660
  2,885,000                    BB/Ba3   Esterline Technologies Corp.,
                                        7.0%, 8/1/20                                     3,079,738
  2,600,000                     B-/B3   GeoEye, Inc., 8.625%, 10/1/16                    2,756,000
  2,890,000                    B+/Ba3   Huntington Ingalls Industires, Inc.,
                                        6.875%, 3/15/18                                  3,041,725
  2,310,000                    B+/Ba3   Huntington Ingalls Industries, Inc.,
                                        7.125%, 3/15/21                                  2,431,275
                                                                                    --------------
                                                                                    $   38,931,398
--------------------------------------------------------------------------------------------------
                                        Building Products -- 0.4%
  4,658,000                   BB+/Ba3   Building Materials Corp., 7.5%, 3/15/20     $    4,931,658
  3,905,000                   BB+/Ba3   Building Materials Corp., 6.75%, 5/1/21          3,958,694
  3,271,000                     NR/WR   Industrias Unidas SA de CV,
                                        11.5%, 11/15/16 (144A) (e)                       2,502,315
                                                                                    --------------
                                                                                    $   11,392,667
--------------------------------------------------------------------------------------------------
                                        Construction & Engineering -- 1.1%
  6,900,000                    B+/Ba3   Abengoa Finance SAU, 8.875%, 11/1/17        $    7,003,500
  3,350,000                   BB-/Ba3   Dycom Investments, Inc.,
                                        7.125%, 1/15/21                                  3,463,063

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Construction & Engineering -- (continued)
 11,300,000                     B+/Ba3   Empresas ICA SAB de CV, 8.9%, 2/4/21        $   11,752,000
  9,175,000                    B+/Caa1   New Enterprise Stone & Lime Co.,
                                         11.0%, 9/1/18                                    9,209,406
                                                                                     --------------
                                                                                     $   31,427,969
---------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.4%
  1,075,000                       B/B2   Accuride Corp., 9.5%, 8/1/18                $    1,198,625
  3,840,000                    B+/Caa1   American Railcar Co., 7.50%, 3/1/14              3,945,600
  4,005,000                      B-/NR   Commercial Vehicle Group, Inc.,
                                         7.875%, 4/15/19                                  4,095,113
  4,290,000                      B+/B1   Titan International, Inc.,
                                         7.875%, 10/1/17                                  4,611,750
                                                                                     --------------
                                                                                     $   13,851,088
---------------------------------------------------------------------------------------------------
                                         Electrical Component & Equipment -- 0.4%
 10,825,000                       B/B3   Coleman Cable, Inc., 9.0%, 2/15/18          $   11,447,438
  1,540,000                       B/B3   WireCo WorldGroup, 9.5%, 5/15/17                 1,655,500
                                                                                     --------------
                                                                                     $   13,102,938
---------------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 0.3%
  2,000,000                    BB-/Ba3   Mark IV Europe SCA, 8.875%, 12/15/17        $    3,130,717
  7,800,000                   BBB/Baa3   Votorantim Cimentos SA, 7.25%, 4/5/41            7,702,500
                                                                                     --------------
                                                                                     $   10,833,217
---------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 1.2%
  7,800,000                      B+/B1   Altra Holdings, Inc., 8.125%, 12/1/16       $    8,482,500
  5,322,000                      NR/WR   Indalex Holding, Inc., 11.5%, 2/1/14 (e)            93,135
  5,080,000                       B/B3   Liberty Tire Recycling LLC, 11.0%,
                                         10/1/16                                          5,689,600
  7,782,000                    CCC+/B3   Mueller Water Products, Inc.,
                                         7.375%, 6/1/17                                   7,723,635
 14,700,000                     B+/Aaa   WPE International, Inc.,
                                         10.375%, 9/30/20                                15,582,000
                                                                                     --------------
                                                                                     $   37,570,870
---------------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- 0.4%
  2,325,000                       B/B2   Avis Budget Car Rental LLC,
                                         7.75%, 5/15/16                              $    2,400,563
  9,940,000                      NR/B3   Intcomex, Inc., 13.25%, 12/15/14                10,461,850
  1,171,000                       B/B1   Wesco Distribution, Inc., 7.5%, 10/15/17         1,209,058
                                                                                     --------------
                                                                                     $   14,071,471
                                                                                     --------------
                                         Total Capital Goods                         $  171,181,618
---------------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                                         Diversified Support Services -- 0.4%
     13,050                    NR/Caa1   Msx International, Inc.,
                                         12.5%, 4/1/12 (144A)                        $   11,223,000
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    31

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        Environmental & Facilities Services -- 0.1%
  6,510,000                     NR/WR   Aleris International, Inc.,
                                        10.0%, 12/15/16 (e)                       $          651
  3,022,531                 CCC+/Caa2   New Reclamation Group, Inc.,
                                        8.125%, 2/1/13 (144A)                          4,036,218
                                                                                  --------------
                                                                                  $    4,036,869
                                                                                  --------------
                                        Total Commercial Services & Supplies      $   15,259,869
------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 2.1%
                                        Air Freight & Couriers -- 0.5%
  2,275,000                      B/B2   AMGH Merger Sub, Inc. 9.25%, 11/1/18      $    2,451,313
  8,811,000                 CCC+/Caa1   Ceva Group Plc, 11.5%, 4/1/18 (144A)           9,615,004
  2,445,000                 CCC+/Caa1   Ceva Group Plc, 11.625%, 10/1/16               2,704,781
                                                                                  --------------
                                                                                  $   14,771,098
------------------------------------------------------------------------------------------------
                                        Airlines -- 0.4%
    468,619                      B/B1   Continental Airlines, Inc., 8.499%,
                                        5/1/11                                    $      463,933
 11,163,000                    B+/Ba3   Gol Finance LLP, 9.25%, 7/20/20 (144A)        11,944,410
  1,845,703                 BBB+/Baa2   United Air Lines, Inc., 9.75%, 1/15/17         2,099,488
                                                                                  --------------
                                                                                  $   14,507,831
------------------------------------------------------------------------------------------------
                                        Airport Services -- 0.3%
  4,826,250                      B/B2   Aeropuertos Argentina 2000 SA,
                                        10.75%, 12/1/20                           $    5,260,613
  5,550,000                      B/B2   Aguila 3 SA, 7.875%, 1/31/18                   5,674,875
                                                                                  --------------
                                                                                  $   10,935,488
------------------------------------------------------------------------------------------------
                                        Railroads -- 0.1%
  2,100,000                  CCC/Caa3   Florida East Coast Holdings Corp.,
                                        10.5%, 8/1/17                             $    2,220,750
------------------------------------------------------------------------------------------------
                                        Trucking -- 0.8%
  7,930,000                    NR/Ba2   Inversiones Alsacia SA, 8.0%, 8/18/18     $    7,590,755
  9,515,000                   B-/Caa1   Swift Services Holdings, Inc.,
                                        10.0%, 11/15/18                               10,442,713
  6,125,000                      B/B3   Syncreon Global Ireland, Ltd.,
                                        9.5%, 5/1/18                                   6,370,000
                                                                                  --------------
                                                                                  $   24,403,468
                                                                                  --------------
                                        Total Transportation                      $   66,838,635
------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 1.8%
                                        Auto Parts & Equipment -- 1.6%
  2,525,000                 CCC+/Caa1   Allison Transmission Co.,
                                        11.25%, 11/1/15 (144A)                    $    2,796,185
  1,510,000                   BB+/Ba3   Lear Corp., 8.125%, 3/15/20                    1,676,100
  4,300,000                     B+/B1   Pinafore LLC/Pinafore, Inc.,
                                        9.0%, 10/1/18                                  4,697,750
 16,550,000      12.00      CCC-/Caa3   Stanadyne Corp., Floating Rate Note,
                                        2/15/15                                       16,963,750

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                        Auto Parts & Equipment -- (continued)
  4,365,000                  CCC/Caa1   Stanadyne Corp., 10.0%, 8/15/14          $    4,468,669
 11,154,000                     B+/B1   Tower Automotive Holdings USA LLC,
                                        10.625%, 9/1/17 (b)                          12,478,538
  4,260,000                   CCC+/B3   Uncle Acquisition 2010 Corp.,
                                        8.625%, 2/15/19                               4,526,250
                                                                                 --------------
                                                                                 $   47,607,242
-----------------------------------------------------------------------------------------------
                                        Automobile Manufacturers -- 0.2%
  5,000,000                     B+/B1   Hyva Global BV, 8.625%, 3/24/16          $    5,175,000
-----------------------------------------------------------------------------------------------
                                        Tires & Rubber -- 0.0%
  1,545,000                     B+/B1   Goodyear Tire & Rubber Co.,
                                        10.5%, 5/15/16                           $    1,749,713
    800,000                     B+/B1   Goodyear Tire & Rubber Co.,
                                        8.25%, 8/15/20 (b)                              889,000
                                                                                 --------------
                                                                                 $    2,638,713
                                                                                 --------------
                                        Total Automobiles & Components           $   55,420,955
-----------------------------------------------------------------------------------------------
                                        CONSUMER DURABLES & APPAREL -- 2.0%
                                        Homebuilding -- 0.6%
  8,750,000                  CCC/Caa2   Beazer Homes USA, Inc.,
                                        9.125%, 6/15/18                          $    8,728,125
  1,600,000                  CCC/Caa2   Beazer Homes USA, Inc.,
                                        9.125%, 5/15/19                               1,596,000
  7,435,000                   BB-/Ba3   Desarrolladora Homex SAB de CV,
                                        9.5%, 12/11/19 (144A)                         8,308,613
                                                                                 --------------
                                                                                 $   18,632,738
-----------------------------------------------------------------------------------------------
                                        Housewares & Specialties -- 1.1%
  2,400,000                   B-/Caa1   Reynolds Group Holdings, Ltd.,
                                        8.25%, 2/15/21                           $    2,439,000
  6,075,000                    B/Caa1   Reynolds Group Issuer, Inc.,
                                        9.0%, 4/15/19                                 6,401,531
  7,490,000                   B-/Caa1   Reynolds Group Issuer, Inc.,
                                        8.5%, 5/15/18 (144A)                          7,714,700
 11,165,000                   CCC+/B3   Yankee Acquisition Corp.,
                                        9.75%, 2/15/17 (b)                           11,918,638
  5,775,000                 CCC+/Caa1   YCC Holdings LLC/Yankee Finance, Inc.,
                                        10.25%, 2/15/16                               5,948,250
                                                                                 --------------
                                                                                 $   34,422,119
-----------------------------------------------------------------------------------------------
                                        Leisure Products -- 0.2%
  5,000,000                     B-/B2   Icon Health & Fitness, Inc.,
                                        11.875%, 10/15/16                        $    5,206,250
-----------------------------------------------------------------------------------------------
                                        Textiles -- 0.1%
  3,670,000                      B/B1   Polymer Group, Inc., 7.75%, 2/1/19       $    3,816,800
                                                                                 --------------
                                        Total Consumer Durables & Apparel        $   62,077,907
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    33

-------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 2.6%
                                              Casinos & Gaming -- 1.6%
       9,750,000                      NR/WR   Buffalo Thunder Revenue Authority,
                                              9.375%, 12/15/14 (e)                       $    3,558,750
       8,025,000                       B/B2   Codere Finance SA,
                                              8.25%, 6/15/15 (144A)                          12,191,096
       2,052,000                      B-/NR   Little Traverse Bay Bands of Odawa
                                              Indians, 9.0%, 8/31/20                          1,846,800
       8,640,000             8.25    BB/Ba2   Lottomatica S.p.A., Floating Rate Note,
                                              3/31/66 (144A)                                 13,278,561
       5,965,000                      NR/WR   Mashantucket Pequot Tribe,
                                              8.5%, 11/15/15 (144A) (e)                         745,625
EURO   6,335,000                       B/B3   Peermont Global, Ltd.,
                                              7.75%, 4/30/14 (144A)                           8,365,617
       4,631,000                     B/Caa1   Pinnacle Entertainment, Inc.,
                                              8.75%, 5/15/20 (b)                              4,978,325
       1,850,000                     BB-/B1   Scientific Games Corp., 7.875%, 6/15/16         1,942,500
       3,500,000                     BB-/B1   Scientific Games International Corp.,
                                              8.125%, 9/15/18                                 3,683,750
       1,725,000                   CCC/Caa2   Shingle Springs Tribal,
                                              9.375%, 6/15/15 (144A)                          1,207,500
       5,095,000                      NR/WR   Station Casinos, Inc.,
                                              6.625%, 3/15/18 (e)                                   510
                                                                                         --------------
                                                                                         $   51,799,034
-------------------------------------------------------------------------------------------------------
                                              Education Services -- 0.1%
       4,225,000                       B/B2   Cambium Learning Group, Inc.,
                                              9.75%, 2/15/17                             $    4,256,688
-------------------------------------------------------------------------------------------------------
                                              Hotels, Resorts & Cruise Lines -- 0.2%
       4,977,000                      B-/B3   Grupo Posadas SAB de CV,
                                              9.25%, 1/15/15                             $    4,889,903
-------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.7%
      15,915,000                  CCC+/Caa1   Burger King Capital Corp.,
                                              0.0%, 4/15/19 (b)                          $    9,389,850
       5,675,000                      B-/B3   Burger King Corp., 9.875%, 10/15/18 (b)         6,001,313
       6,381,000                  CCC+/Caa2   Dunkin Finance Corp., 9.625%, 12/1/18           6,508,620
                                                                                         --------------
                                                                                         $   21,899,783
                                                                                         --------------
                                              Total Consumer Services                    $   82,845,408
-------------------------------------------------------------------------------------------------------
                                              MEDIA -- 3.0%
                                              Advertising -- 0.6%
       3,800,000                      B-/B3   Affinity Group, Inc., 11.5%, 12/1/16       $    4,018,500
       5,549,000                      B+/B2   MDC Partners, Inc.,
                                              11.0%, 11/1/16 (144A)                           6,214,880
      10,450,000                    B-/Caa2   Sitel LLC/Sitel Finance Corp.,
                                              11.5%, 4/1/18                                   9,849,125
                                                                                         --------------
                                                                                         $   20,082,505
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                         Broadcasting -- 2.1%
 10,900,000                      B+/B2   CCO Holdings LLC/CCO Holdings Capital
                                         Corp., 7.0%, 1/15/19                      $   11,417,750
  2,680,000                       B/B1   Entravision Communications Corp.,
                                         8.75%, 8/1/17                                  2,874,300
  5,186,000                       B/B1   Hughes Network Systems LLC,
                                         9.5%, 4/15/14                                  5,341,580
    840,000                       B/B1   Hughes Network Systems LLC,
                                         9.5%, 4/15/14                                    865,200
 13,065,000                  CCC+/Caa3   Intelsat Bermuda, Ltd.,
                                         11.5%, 2/4/17 (144A)                          14,306,175
  3,968,235                  CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%, 2/4/17          4,345,217
  9,250,000                       B/B2   Nara Cable Funding, Ltd.,
                                         8.875%, 12/1/18                               14,188,603
  1,925,000                  CCC+/Caa2   Ono Finance II Plc, 11.125%, 7/15/19           3,106,142
  2,285,000                    B-/Caa1   Telesat Canada/Telesat LLC,
                                         11.0%, 11/1/15                                 2,542,063
  4,245,000                    B-/Caa1   Telesat Canada/Telesat LLC,
                                         12.5%, 11/1/17                                 5,051,550
  2,065,000                       B/B2   Ziggo Bond Co., BV, 8.0%, 5/15/18              3,220,976
                                                                                   --------------
                                                                                   $   67,259,556
-------------------------------------------------------------------------------------------------
                                         Movies & Entertainment -- 0.1%
  2,060,000                      B-/B3   Regal Entertainment Group, Inc.,
                                         9.125%, 8/15/18                           $    2,209,350
-------------------------------------------------------------------------------------------------
                                         Publishing -- 0.2%
  6,135,000                    B-/Caa1   Interactive Data Corp., 10.25%, 8/1/18    $    6,844,206
                                                                                   --------------
                                         Total Media                               $   96,395,617
-------------------------------------------------------------------------------------------------
                                         RETAILING -- 1.5%
                                         Automotive Retail -- 0.0%
  1,432,000                    B-/Caa1   Sonic Automotive, Inc.,
                                         9.0%, 3/15/18 (b)                         $    1,539,400
-------------------------------------------------------------------------------------------------
                                         Department Stores -- 0.4%
 10,955,000                       B/NR   Grupo Famsa SAB de CV,
                                         11.0%, 7/20/15                            $   11,886,175
-------------------------------------------------------------------------------------------------
                                         Distributors -- 0.8%
 24,137,000                       B/B3   Minerva Overseas II, Ltd.,
                                         10.875%, 11/15/19 (144A)                  $   26,852,413
-------------------------------------------------------------------------------------------------
                                         Internet Retail -- 0.3%
  7,415,000                       B/B3   Ticketmaster, Inc., 10.75%, 8/1/16        $    8,110,156
                                                                                   --------------
                                         Total Retailing                           $   48,388,144
-------------------------------------------------------------------------------------------------
                                         FOOD & DRUG RETAILING -- 0.3%
                                         Food Distributors -- 0.3%
  9,421,000                     BB-/B2   C&S Group Enterprise LLC,
                                         8.375%, 5/1/17 (144A) (b)                 $    9,868,498
                                                                                   --------------
                                         Total Food & Drug Retailing               $    9,868,498
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    35

--------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 3.9%
                                              Agricultural Products -- 0.3%
       5,000,000                     BB/Ba2   Cosan SA Industria E Comercio SA de CV,
                                              8.25%, 2/15/49                              $    5,012,500
       4,959,000                      B+/B3   Southern States Cooperative, Inc.,
                                              11.25%, 5/15/15                                  5,355,720
                                                                                          --------------
                                                                                          $   10,368,220
--------------------------------------------------------------------------------------------------------
                                              Brewers -- 0.0%
    120,000                         BBB+/A3   Cia Brasileira de Bebida SA de CV, 8.75%,
                                              9/15/13                                     $      137,100
--------------------------------------------------------------------------------------------------------
                                              Distillers & Vintners -- 0.3%
         320,792                      NR/NR   Belvedere SA, 0.0%, 4/11/14                 $      161,832
EURO   4,171,607                      NR/NR   Belvedere SA, 7.692%, 4/11/14 (e)                2,228,267
       8,112,000                       B/B1   CEDC Finance Corp., International, Inc.,
                                              9.125%, 12/1/16 (144A) (b)                       7,848,360
                                                                                          --------------
                                                                                          $   10,238,459
--------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 2.7%
       6,000,000                      NR/B1   Bertin, Ltd., 10.25%, 10/5/16 (144A)        $    6,675,000
       4,450,000                      B-/B3   Blue Merger Sub, Inc.,
                                              7.625%, 2/15/19 (b)                              4,555,688
      12,305,000                      NR/B2   Corp Pesquera Inca SAC,
                                              9.0%, 2/10/17 (144A)                            12,920,250
       7,158,000                      NR/B2   Fabrica de Productos Sa de CV,
                                              9.25%, 2/23/17 (144A)                            7,082,841
       9,500,000                      B-/B3   FAGE Dairy Industry, Ltd.,
                                              9.875%, 2/1/20 (144A) (b)                        9,595,000
       2,969,595                      NR/NR   Independencia International, Ltd.,
                                              12.0%, 12/30/16 (144A) (e)                          22,272
       9,590,000                      BB/B1   JBS Finance II, Ltd., 8.25%, 1/29/18             9,949,625
      20,248,000                      B+/B1   Marfrig Overseas, Ltd.,
                                              9.5%, 5/4/20 (144A)                             21,462,880
       3,783,000                      B+/B1   Marfrig Overseas, Ltd.,
                                              9.625%, 11/16/16 (144A)                          4,066,725
       9,885,000                     BB-/B3   Pilgrim's Pride Corp.,
                                              7.875%, 12/15/18 (b)                             9,267,188
                                                                                          --------------
                                                                                          $   85,597,469
--------------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.6%
      17,855,000                      B+/B2   Alliance One International, Inc.,
                                              10.0%, 7/15/16                              $   18,256,738
                                                                                          --------------
                                              Total Food, Beverage & Tobacco              $  124,597,986
--------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                              Personal Products -- 0.2%
       5,880,000                       B/B2   Revlon Consumer Products Corp.,
                                              9.75%, 11/15/15                             $    6,409,200
                                                                                          --------------
                                              Total Household & Personal Products         $    6,409,200
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                                        Health Care Equipment -- 0.4%
  8,850,000                 CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17           $    8,938,500
  2,871,000                     B+/B1   Accellent, Inc., 8.375%, 2/1/17                3,075,559
                                                                                  --------------
                                                                                  $   12,014,059
------------------------------------------------------------------------------------------------
                                        Health Care Facilities -- 0.3%
  4,200,000                     B-/B3   Vanguard Health Holding Co., II LLC,
                                        7.75%, 2/1/19 (b)                         $    4,368,000
  5,835,000                 CCC+/Caa1   Vanguard Health Systems, Inc.,
                                        0.0%, 2/1/16                                   3,778,163
                                                                                  --------------
                                                                                  $    8,146,163
------------------------------------------------------------------------------------------------
                                        Health Care Services -- 1.0%
  6,964,000                   B-/Caa1   BioScrip, Inc., 10.25%, 10/1/15           $    6,964,000
  7,903,000                     B-/B2   Gentiva Health Services, Inc.,
                                        11.5%, 9/1/18                                  8,969,905
  5,975,000                 CCC+/Caa1   Surgical Care Affiliates, Inc.,
                                        10.0%, 7/15/17 (144A)                          6,169,188
 10,447,362                   CCC+/B3   Surgical Care Affiliates, Inc.,
                                        8.875%, 7/15/15 (144A) (PIK)                  10,734,664
                                                                                  --------------
                                                                                  $   32,837,757
------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 0.2%
  5,550,000                     B-/B2   Inverness Medical Innovations, Inc.,
                                        7.875%, 2/1/16                            $    5,910,750
------------------------------------------------------------------------------------------------
                                        Health Care Technology -- 0.1%
  3,000,000                     B-/B3   MedAssets, Inc., 8.0%, 11/15/18           $    3,082,500
                                                                                  --------------
                                        Total Health Care Equipment & Services    $   61,991,229
------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 1.3%
                                        Biotechnology -- 0.8%
  5,750,000                    B/Caa1   ConvaTec Healthcare SA,
                                        10.5%, 12/15/18                           $    6,195,625
  7,200,000                      B/B3   Grifols, Inc., 8.25%, 2/1/18                   7,470,000
 10,302,000                     B+/B3   Lantheus Medical Imaging, Inc.,
                                        9.75%, 5/15/17                                10,714,080
                                                                                  --------------
                                                                                  $   24,379,705
------------------------------------------------------------------------------------------------
                                        Life Sciences Tools & Services -- 0.5%
  9,461,554                    B/Caa1   Catalent Pharma Solution, Inc.,
                                        9.5%, 4/15/17 (144A)                      $    9,674,439
  6,423,000                     B+/B3   PharmaNet Development Group, Inc.,
                                        10.875%, 4/15/17                               7,097,415
                                                                                  --------------
                                                                                  $   16,771,854
                                                                                  --------------
                                        Total Pharmaceuticals & Biotechnology     $   41,151,559
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    37

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        BANKS -- 2.0%
                                        Diversified Banks -- 1.7%
  1,200,000       2.21        BB+/Ba1   Alfa Div Payment Rights Finance, Inc.,
                                        Floating Rate Note, 12/15/11 (144A)         $    1,190,814
  6,430,000                     NR/NR   Asian Development Bank, Ltd., 14.0%,
                                        8/7/12                                           4,544,544
  6,875,000                     BB/NR   Banco de Credito del Sur, 9.75%,
                                        11/6/69                                          7,641,851
  8,825,000                      B/B2   Banco de Galicia y Buenos Aires SA,
                                        8.75%, 5/4/18                                    8,983,850
  4,284,000                    NR/Ba1   Banco Industrial SA de CV, 8.5%,
                                        4/27/20                                          4,541,040
  2,870,000                     NR/B2   Banco Macro SA, 9.75%, 12/18/36                  2,855,650
  6,230,000       7.88         NR/Ba2   Banco Macro SA, Floating Rate Note,
                                        6/7/12                                           4,641,350
  3,880,000                     NR/B2   Centercredit International, Inc., 8.625%,
                                        1/30/14 (144A)                                   3,943,244
 10,450,000                    AAA/NR   International Finance Corp., 9.25%,
                                        3/15/13                                          6,616,737
    268,495                      B/NR   JSC Temirbank, 14.0%, 6/30/22                      320,852
  2,750,000       9.20       CCC/Caa1   Kazkommerts Finance 2 BV, Floating Rate
                                        Note, 11/29/49                                   2,227,500
  1,400,000                      B/B2   Kazkommerts International BV, 8.0%,
                                        11/3/15                                          1,417,500
  3,080,000                 BBB+/Baa2   Societe Generale SA, 8.75%, 10/29/49             3,249,400
                                                                                    --------------
                                                                                    $   52,174,332
--------------------------------------------------------------------------------------------------
                                        Regional Banks -- 0.2%
  3,165,000       8.50         NR/Ba3   Banco Inter Peru SA de CV, Floating Rate
                                        Note, 4/23/70 (144A)                        $    3,138,414
  2,700,000                   BB/Baa3   Capital One Capital, Inc., 10.25%,
                                        8/15/39                                          2,916,000
                                                                                    --------------
                                                                                    $    6,054,414
--------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- 0.1%
  3,900,000                   BB-/Ba1   Alfa Bank OJSC Via Alfa Bond, Inc.,
                                        7.875%, 9/25/17                             $    4,124,250
                                                                                    --------------
                                        Total Banks                                 $   62,352,996
--------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 3.3%
                                        Consumer Finance -- 0.5%
 10,495,000                     NR/NR   Tarjeta Naranja SA, 9.0%, 2/1/17            $   10,819,044
  3,030,000                     B+/B2   TMX Finance LLC, 13.25%,
                                        7/15/15 (144A)                                   3,393,600
                                                                                    --------------
                                                                                    $   14,212,644
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 1.2%
  1,300,000                     B-/NR   ATLAS VI Capital, Ltd., 11.5694%, 4/7/14    $    1,844,779
  4,410,796                     NR/NR   BTA Bank JSC, 0.0%, 7/1/20 (144A)                  304,345
  2,135,047                     NR/NR   BTA Bank JSC, 10.75%, 7/1/18 (144A)              2,239,131
    483,765                     NR/NR   BTA Bank JSC, 7.2%, 7/1/25 (144A)                  328,960
  2,000,000       6.66         BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                        5/24/13                                          2,003,600
 16,410,000                   AAA/Aaa   European Investment Bank, Ltd.,
                                        0.0%, 3/2/15                                     7,937,710
    680,000                   AAA/Aaa   European Investment Bank, Ltd.,
                                        10.0%, 9/10/13                                     465,864
  3,900,000                   AAA/Aaa   European Investment Bank, Ltd.,
                                        14.0%, 7/5/16                                    3,143,998
  1,135,000                     BB/NR   Ibis Re, Ltd., 11.2775%, 5/10/12                 1,169,845
    250,000       6.20          B+/NR   Ibis Re, Ltd., Floating Rate Note,
                                        5/3/13 (144A)                                      248,775
  1,500,000       6.20          BB/NR   Ibis Re, Ltd., Floating Rate Note,
                                        5/3/13 (144A)                                    1,462,200
    800,000                    A+/Aa3   JPMorgan Chase & Co., 0.0%, 10/4/17                275,749
  5,000,000                     BB/NR   Lodestone Re, Ltd., 0.0%, 1/8/14                 4,917,500
  4,000,000       8.37          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                        5/17/13 (144A)                                   3,988,800
    500,000       6.38           B/NR   Mariah Re, Ltd., Floating Rate Note,
                                        1/8/14                                             494,400
  4,000,000                    BB-/NR   Queen Street II Capital, Ltd.,
                                        0.0%, 4/9/14                                     3,945,600
  1,500,000       6.76          BB/NR   Residential Reinsurance 2010, Ltd.,
                                        Floating Rate Note, 6/6/13 (144A)                1,509,300
    250,000      13.16          B-/NR   Residential Reinsurance 2010, Ltd.,
                                        Floating Rate Note, 6/6/13 (144A)                  251,000
  1,750,000                    BB-/NR   Residential Reinsurance 2010, Ltd.,
                                        0.0%, 6/6/13                                     1,703,450
                                                                                    --------------
                                                                                    $   38,235,006
--------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 0.6%
 20,515,000       5.79      BBB-/Baa2   Goldman Sachs Capital Corp., Floating
                                        Rate Note, 12/29/49                         $   17,694,188
--------------------------------------------------------------------------------------------------
                                        Multi-Sector Holding -- 0.1%
  5,075,000                      B/B2   Constellation Enterprises LLC,
                                        10.625%, 2/1/16                             $    5,278,000
--------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.9%
  6,360,000                  BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19      $    6,756,336
  1,142,857                 BBB-/Baa2   Glencore Finance Europe AG, 8.0%,
                                        2/28/49                                          1,154,286
  9,315,000                     B+/B2   National Money Mart Co.,
                                        10.375%, 12/15/16                               10,386,225
  2,915,000                 CCC-/Caa3   NCO Group, Inc., 11.875%, 11/15/14 (b)           2,546,981

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    39

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                        Specialized Finance -- (continued)
  9,825,000       7.68      CCC-/Caa2   NCO Group, Inc., Floating Rate Note,
                                        11/15/13                                       $    8,719,688
                                                                                       --------------
                                                                                       $   29,563,516
                                                                                       --------------
                                        Total Diversified Financials                   $  104,983,354
-----------------------------------------------------------------------------------------------------
                                        INSURANCE -- 3.2%
                                        Insurance Brokers -- 1.4%
 11,140,000                  CCC/Caa1   Alliant Holdings, Inc.,
                                        11.0%, 5/1/15 (144A)                           $   11,780,550
 11,241,000                 CCC+/Caa1   Hub International Holdings, Inc.,
                                        10.25%, 6/15/15 (144A)                             11,690,640
  4,300,000                   CCC+/B3   Hub International Holdings, Inc.,
                                        9.0%, 12/15/14 (144A)                               4,477,375
  4,840,000                     B-/B3   Towergate Finance Plc, 10.5%, 2/15/19               8,370,960
  4,841,000                  CCC/Caa1   Usi Holdings Corp.,
                                        9.75%, 5/15/15 (144A)                               4,962,025
  4,532,000       6.68         CCC/B3   Usi Holdings Corp., Floating Rate Note,
                                        11/15/14                                            4,384,710
                                                                                       --------------
                                                                                       $   45,666,260
-----------------------------------------------------------------------------------------------------
                                        Life & Health Insurance -- 0.2%
  5,230,000                 BBB+/Baa3   Prudential Financial, Inc.,
                                        8.875%, 6/15/38                                $    6,406,750
-----------------------------------------------------------------------------------------------------
                                        Multi-Line Insurance -- 0.4%
  3,570,000                   BB/Baa3   Liberty Mutual Group, Inc.,
                                        7.0%, 3/15/37 (144A)                           $    3,516,450
  5,170,000      10.75        BB/Baa3   Liberty Mutual Group, Inc., Floating Rate
                                        Note, 6/15/58 (144A)                                7,031,200
    918,450                    BB-/NR   Sul America Participacoes SA,
                                        8.625%, 2/15/12                                       950,596
                                                                                       --------------
                                                                                       $   11,498,246
-----------------------------------------------------------------------------------------------------
                                        Property & Casualty Insurance -- 0.1%
  3,695,000                    BB/Ba2   White Mountains Re Group, Ltd.,
                                        7.506%, 5/29/49                                $    3,629,783
-----------------------------------------------------------------------------------------------------
                                        Reinsurance -- 1.1%
  1,875,000       7.19         BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                        4/10/12                                        $    1,848,563
    250,000      13.79         BB-/NR   Blue Fin, Ltd., Floating Rate Note,
                                        4/16/12 (Cat Bond) (144A)                             260,975
  1,000,000       8.92          BB/NR   Caelus Re, Ltd., Floating Rate Note,
                                        6/7/11                                                998,300
  1,000,000      10.52          BB/NR   East Lane Re III, Ltd., Floating Rate Note,
                                        3/16/12                                             1,005,400
  2,700,000                    BB+/NR   Foundation Re III, Ltd., 0.0%, 2/25/15              2,645,460
  2,500,000       5.91         BB+/A2   Foundation Re III, Ltd., Floating Rate Note,
                                        2/3/14 (Cat Bond)                                   2,469,250

The accompanying notes are an integral part of these financial statements.

40    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Reinsurance -- (continued)
  2,600,000      12.03          NR/B3   Globecat, Ltd., Floating Rate Note,
                                        1/2/13 (144A) (Cat Bond)                    $    2,458,560
    375,000       8.78          NR/B1   Globecat, Ltd., Floating Rate Note,
                                        1/2/13 (144A) (Cat Bond)                           371,175
  1,900,000       1.88         BB+/NR   Merna Reinsurance, Ltd., Floating Rate
                                        Note, 4/8/13                                     1,910,640
  1,700,000      13.56          B-/NR   Montana Re, Ltd., Floating Rate Note,
                                        12/7/12                                          1,657,160
    250,000      12.00           B/NR   MultiCat Mexico 2009, Floating Rate Note,
                                        10/19/12                                           260,425
    750,000      12.00           B/NR   MultiCat Mexico 2009, Floating Rate Note,
                                        10/19/12                                           796,725
    250,000      10.40           B/NR   MultiCat Mexico 2009, Floating Rate Note,
                                        10/19/12                                           260,650
    250,000      12.00         BB-/NR   MultiCat Mexico 2009, Floating Rate Note,
                                        10/19/12                                           257,000
    325,000       7.20           NR/C   Muteki Ltd., Floating Rate Note,
                                        5/24/11 (Cat Bond)                                     390
  1,800,000      12.25          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                        3/20/12                                          1,846,620
    750,000      10.30         BB-/NR   Mystic Re, Ltd., Floating Rate Note,
                                        6/7/11                                             751,050
    500,000       7.07          NR/B1   Nelson Re, Ltd., Floating Rate Note,
                                        6/6/11                                             499,900
  1,400,000                     NR/B3   Nelson Re, Ltd., 11.62625%, 6/6/11               1,406,300
  1,900,000      14.15          B-/NA   Residential Re, Ltd., Floating Rate Note,
                                        6/6/11                                           1,901,710
    250,000                     CC/NR   Successor X, Ltd., 11.87982%, 4/4/13
                                        (Cat Bond)                                         236,275
  2,100,000                     B-/NR   Successor X, Ltd., 9.87982%, 4/4/13
                                        (Cat Bond)                                       2,027,550
  1,125,000      14.64          B-/NR   Successor X, Ltd., Floating Rate Note,
                                        12/13/13                                         1,105,088
  2,600,000      16.14          NR/NR   Successor X, Ltd., Floating Rate Note,
                                        12/13/13                                         2,515,760
  4,000,000      13.00          NR/NR   Successor X, Ltd., Floating Rate Note,
                                        2/25/14                                          3,852,400
                                                                                    --------------
                                                                                    $   33,343,326
                                                                                    --------------
                                        Total Insurance                             $  100,544,365
--------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 1.2%
                                        Diversified Real Estate Activities -- 0.6%
 12,900,000                    BB-/NR   BR Malls International Finance, Ltd.,
                                        8.5%, 12/31/99                              $   13,641,750
  5,590,000                    BB-/NR   BR Malls International Finance Finance,
                                        Ltd., 9.75%, 12/31/49 (144A)                     5,911,425
                                                                                    --------------
                                                                                    $   19,553,175
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    41

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Real Estate Operating Companies -- 0.5%
  6,750,000                       B/B   Alto Palermo SA,
                                        7.875%, 5/11/17 (144A)                      $    6,629,175
  3,722,895       8.07           B/NR   Alto Palermo SA, Floating Rate Note,
                                        6/11/12 (144A)                                   1,619,459
  8,405,000                      B/NR   IRSA Inversiones y Representacion SA,
                                        8.5%, 2/2/17 (144A) (b)                          8,362,975
                                                                                    --------------
                                                                                    $   16,611,609
--------------------------------------------------------------------------------------------------
                                        Specialized Real Estate Investment Trust -- 0.1%
  1,650,000                      B/B2   Sabra Health Care LP/Sabra Capital Corp.,
                                        8.125%, 11/1/18                             $    1,728,375
                                                                                    --------------
                                        Total Real Estate                           $   37,893,159
--------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 1.5%
                                        Application Software -- 0.6%
  8,684,000                      B/B3   Allen Systems Group, Inc.,
                                        10.5%, 11/15/16                             $    8,901,100
  9,840,000                 CCC+/Caa2   Vangent, Inc., 9.625%, 2/15/15                   9,901,500
                                                                                    --------------
                                                                                    $   18,802,600
--------------------------------------------------------------------------------------------------
                                        Data Processing & Outsourced Services -- 0.3%
  3,597,000                   B-/Caa1   First Data Corp., 12.625%, 1/15/21          $    3,943,211
  3,597,000                   B-/Caa1   First Data Corp., 8.25%, 1/15/21 (b)             3,579,015
    805,000                   B-/Caa1   First Data Corp., 9.875%, 9/24/15 (b)              832,169
                                                                                    --------------
                                                                                    $    8,354,395
--------------------------------------------------------------------------------------------------
                                        IT Consulting & Other Services -- 0.2%
  7,920,000                 CCC+/Caa1   Activant Solutions, Inc., 9.5%, 5/1/16      $    8,325,900
--------------------------------------------------------------------------------------------------
                                        Systems Software -- 0.4%
 12,144,117                     NR/NR   Pegasus Solutions, Inc.,
                                        13.0%, 4/15/14 (PIK)                        $   11,415,470
                                                                                    --------------
                                        Total Software & Services                   $   46,898,365
--------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                        Communications Equipment -- 0.2%
  7,150,000                      B/B3   CommScope, Inc., 8.25%, 1/15/19             $    7,525,375
--------------------------------------------------------------------------------------------------
                                        Computer Storage & Peripherals -- 0.3%
  8,535,000                   BB+/Ba1   Seagate HDD Cayman Ltd., 7.75%,
                                        12/15/18                                    $    9,047,100
--------------------------------------------------------------------------------------------------
                                        Electronic Equipment & Instruments -- 0.2%
  6,496,000                      B/B1   Da-Lite Screen Co., Inc.,
                                        12.5%, 4/1/15 (144A)                        $    7,308,000
                                                                                    --------------
                                        Total Technology Hardware & Equipment       $   23,880,475
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 7.2%
                                        Alternative Carriers -- 1.6%
  4,625,000                     B-/B2   Cogent Communication Group, Inc.,
                                        8.375%, 2/15/18                              $    4,798,438
 13,606,000                      B/B2   Global Crossing, Ltd., 12.0%, 9/15/15            15,919,020
  5,266,000                 CCC+/Caa2   Global Crossing, Ltd., 9.0%, 11/15/19             6,450,850
  4,000,000                 CCC+/Caa1   Paetec Escrow Corp., 9.875%, 12/1/18              4,330,000
 11,765,000                     B/Ba3   Paetec Holding, Inc.,
                                        8.875%, 6/30/17 (144A)                           12,838,556
  4,500,000                 CCC+/Caa1   Paetec Holdings Corp.,
                                        9.5%, 7/15/15 (b)                                 4,725,000
                                                                                     --------------
                                                                                     $   49,061,864
---------------------------------------------------------------------------------------------------
                                        Integrated Telecommunication Services -- 3.2%
 14,000,000                      B/NR   Bakrie Telecom Tbk PT,
                                        11.5%, 5/7/15 (144A)                         $   14,910,000
  9,690,000                     B-/B3   Broadview Networks Holdings, Inc.,
                                        11.375%, 9/1/12                                   9,544,650
  1,360,000                      B/B2   Cincinnati Bell, Inc., 7.0%, 2/15/15              1,387,200
 12,067,000                      B/B2   Cincinnati Bell, Inc., 8.25%, 10/15/17           12,248,005
  6,660,000                      B/B2   Cincinnati Bell, Inc., 8.375%, 10/15/20           6,676,650
  8,478,000                   CCC+/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18 (b)         8,138,880
  5,440,000                    BB/Ba2   Frontier Communications Corp.,
                                        8.5%, 4/15/20                                     5,895,600
 12,160,000                    BB/Ba2   Frontier Communications Corp.,
                                        8.75%, 4/15/22                                   13,163,200
  2,145,000                     B-/B3   Global Crossing UK Finance Plc,
                                        10.75%, 12/15/14                                  2,252,250
  6,460,000                     B+/B1   Mastec, Inc., 7.625%, 2/1/17                      6,605,350
  2,650,000                    B+/Ba3   Windstream Corp., 7.75%, 10/1/21 (b)              2,802,375
  5,000,000                    B+/Ba3   Windstream Corp., 7.75%, 10/15/20 (b)             5,300,000
  3,040,000                    B+/Ba3   Windstream Corp.,
                                        7.75%, 10/15/20 (144A)                            3,222,400
  9,795,000                    B+/Ba3   Windstream Corp., 8.125%, 9/1/18                 10,554,113
                                                                                     --------------
                                                                                     $  102,700,673
---------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- 2.4%
  7,850,000                     B+/B3   Cricket Communications, Inc.,
                                        7.75%, 10/15/20 (b)                          $    8,016,813
  3,000,000                 CCC+/Caa1   Digicel Group, Ltd., 10.5%, 4/15/18 (b)           3,420,000
 11,100,000                     NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)              11,766,000
  4,400,000                      B/B2   MetroPCS Wireless, Inc.,
                                        7.875%, 9/1/18 (b)                                4,741,000
  6,650,000                    BB/Ba2   MTS International, Inc., 8.625%, 6/22/20          7,573,020
  5,425,000                     B+/B2   NII Capital Corp., 7.625%, 4/1/21                 5,736,938
  5,180,000                     B+/B1   NII Capital Corp., 10.0%, 8/15/16                 5,944,050

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    43

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- (continued)
  2,300,000                     NR/NR   Richland Towers Funding LLC/ Seattle
                                        Funding, 7.87%, 3/15/16                      $    2,284,820
  2,000,000                     B-/B2   True Move Co., Ltd.,
                                        10.375%, 8/1/14 (144A)                            2,165,000
 18,455,000                     B-/B2   True Move Co., Ltd.,
                                        10.75%, 12/16/13 (144A)                          20,023,675
  3,625,000                    BB/Ba3   VIP Finance Ireland, Ltd., 7.748%, 2/2/21         3,824,375
                                                                                     --------------
                                                                                     $   75,495,691
                                                                                     --------------
                                        Total Telecommunication Services             $  227,258,228
---------------------------------------------------------------------------------------------------
                                        UTILITIES -- 4.0%
                                        Electric Utilities -- 1.8%
 10,585,000                     B-/NR   CIA Transporte Energia SA de CV,
                                        8.875%, 12/15/16 (144A) (b)                  $   10,373,300
  2,640,000                    NR/Ba2   Dubai Electricity & Water Authority,
                                        7.375%, 10/21/20                                  2,633,400
 10,845,000                    NR/Ba2   Dubai Electricity & Water Authority,
                                        8.5%, 4/22/15                                    11,875,275
  6,156,000                     B-/B2   Empresa Distribuidora Y Comercial SA de
                                        CV, 9.75%, 10/25/22                               6,340,680
 17,750,000                    NR/Ba2   Energisa SA, 9.5%, 1/29/49                       18,726,250
    994,605                    B+/Ba2   FPL Energy National Wind Funding, Inc.,
                                        6.125%, 3/25/19 (144A)                              962,031
  1,074,740                    B+/Ba2   FPL Energy Wind Funding, Inc.,
                                        6.876%, 6/27/17 (144A)                            1,011,599
  4,000,000                   CC/Caa3   Texas Competitive Electric Holdings LLC,
                                        15.0%, 4/1/21 (b)                                 3,540,000
  2,695,000                    CCC/B2   Texas Competitive Electric Holdings Co.,
                                        LLC/TCEH Finance, 11.5%, 10/1/20                  2,769,113
                                                                                     --------------
                                                                                     $   58,231,648
---------------------------------------------------------------------------------------------------
                                        Gas Utilities -- 0.5%
  3,237,000                     B-/B2   Star Gas Partners LP /Star Gas Finance
                                        Co., 8.875%, 12/1/17                         $    3,350,295
  9,377,000                      B/B2   Transportadora De Gas del Sur,
                                        7.875%, 5/14/17 (144A)                            9,330,115
                                                                                     --------------
                                                                                     $   12,680,410
---------------------------------------------------------------------------------------------------
                                        Independent Power Producer & Energy Traders -- 1.4%
  6,025,000                     B+/B1   Calpine Corp., 7.875%, 7/31/20               $    6,491,938
 16,000,000                     NR/B1   Inkia Energy, Ltd., 8.375%, 4/4/21               16,360,000
    641,723                    NR/Ba1   Juniper Generation, Inc.,
                                        6.79%, 12/31/14 (144A)                              609,014
  5,025,000                    BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                 5,276,250
  4,300,000                    BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                 4,547,250

The accompanying notes are an integral part of these financial statements.

44    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                               Independent Power Producer & Energy Traders -- (continued)
         1,857,000                    BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25         $    1,857,000
         7,200,000                     NR/B2   Star Energy Geothermal, Inc.,
                                               11.5%, 2/12/15 (b)                               8,324,611
                                                                                           --------------
                                                                                           $   43,466,063
---------------------------------------------------------------------------------------------------------
                                               Multi-Utilities -- 0.3%
         7,732,804                     NR/NR   Ormat Funding Corp., 8.25%, 12/30/20        $    7,616,812
                                                                                           --------------
                                               Total Utilities                             $  121,994,933
---------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $2,183,920,055)                       $2,283,812,545
---------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AGENCY OBLIGATION -- 0.1%
       23,000,000        1.48         NR/Aaa   Government National Mortgage Association,
                                               Floating Rate Note, 10/16/52                $    1,857,183
---------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY
                                               OBLIGATION
                                               (Cost $1,809,853)                           $    1,857,183
---------------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT BONDS -- 1.5%
 BRL     8,200,000                 BBB-/Baa3   Brazilian Government, 10.25%, 1/10/28       $    5,609,180
        15,971,000                              B/B2   City of Buenos Aires,
                                               12.5%, 4/6/15 (144A)                            17,967,375
         2,950,000                 BBB+/Baa3   Ireland Government Bond, 4.5%, 4/18/20           2,934,825
         3,150,000                 BBB+/Baa3   Ireland Government Bond,
                                               5.0%, 10/18/20                                   3,162,493
         2,100,000                 BBB+/Baa3   Ireland Government Bond,
                                               5.9%, 10/18/19                                   2,274,592
         9,425,000                      B/B3   Provincia de Buenos Aires Argentina,
                                               10.875%, 1/26/21                                 8,941,969
         2,600,000                      B/NR   Provincia de Neuquen Argentina,
                                               7.875%, 4/26/21                                  2,619,500
 COP 6,986,000,000                  BBB-/Ba1   Republic of Colombia, 12.0%, 10/22/15            5,059,685
                                                                                           --------------
                                                                                           $   48,569,619
---------------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN GOVERNMENT BONDS
                                               (Cost $44,415,212)                          $   48,569,619
---------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 3.4%
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                               Environmental & Facilities Services -- 0.0%
         4,400,000       7.28           D/WR   Ohio Air Quality Development, Floating
                                               Rate Note, 6/8/22 (e)                       $      460,680
                                                                                           --------------
                                               Total Commercial Services & Supplies        $      460,680
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    45

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        GOVERNMENT -- 3.4%
                                        Municipal Airport -- 0.5%
    900,000                     NR/NR   Greater Orlando Aviation Authority,
                                        6.5%, 11/15/36                               $      811,197
  7,845,000                   CCC+/B3   Houston Texas Airport Revenue,
                                        6.75%, 7/1/29                                     7,620,555
     15,000                      B/B3   New Jersey Economic Development
                                        Authority Special Facility Revenue,
                                        7.0%, 11/15/30                                       14,618
  8,140,000                      B/B3   New Jersey Economic Development
                                        Authority, 6.25%, 9/15/29                         7,419,529
                                                                                     --------------
                                                                                     $   15,865,899
---------------------------------------------------------------------------------------------------
                                        Municipal Development -- 1.6%
  3,755,000                   CCC+/NR   Alliance Airport Authority Texas,
                                        5.25%, 12/1/29                               $    2,455,094
 16,590,000                   CCC+/NR   Alliance Airport Authority Texas,
                                        5.75%, 12/1/29                                   11,580,981
  5,875,000                    NR/Ba3   Brunswick & Glynn County Development
                                        Authority, 5.55%, 3/1/26                          5,382,146
 12,000,000                   CCC+/NR   Dallas-Fort Worth International Airport,
                                        5.5%, 11/1/30                                     8,081,280
  4,150,000                 CCC+/Caa2   Dallas-Fort Worth Texas International
                                        Airport Revenue, 6.375%, 5/1/35                   3,019,623
 18,140,000                     B+/B1   Port of Corpus Christi Authority of Nueces
                                        County, 6.7%, 11/1/30                            18,208,206
                                                                                     --------------
                                                                                     $   48,727,330
---------------------------------------------------------------------------------------------------
                                        Municipal General -- 0.6%
  3,545,000                     BB/B1   County of Cook Illinois, 6.5%, 10/15/40      $    3,560,527
  9,785,000                    BB-/B1   Illinois Finance Authority,
                                        6.5%, 10/15/40                                    9,827,858
  8,875,000     12.00           NR/NR   Non-Profit PFD FDG TR I, Floating Rate
                                        Note, 9/15/37                                     5,494,424
                                                                                     --------------
                                                                                     $   18,882,809
---------------------------------------------------------------------------------------------------
                                        Municipal Pollution -- 0.7%
  2,045,000                    NR/Ba3   Bedford County Economic Development
                                        Authority, 6.3%, 12/1/25                     $    2,000,092
  4,550,000                   BBB-/NR   Butler Industrial Development Board,
                                        5.75, 9/1/28                                      4,239,736
  4,610,000                    B/Caa2   Ohio State Pollution Control Revenue,
                                        5.6%, 8/1/32                                      3,634,616
  3,980,000                    B/Caa2   Ohio State Pollution Control Revenue,
                                        5.65%, 3/1/33                                     3,149,772
  4,390,000                     NR/NR   Parish of St James Louisiana,
                                        7.7%, 10/1/22                                     4,389,737

The accompanying notes are an integral part of these financial statements.

46    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Municipal Pollution -- (continued)
  6,960,000                     B/Caa2   Pennsylvania Economic Development
                                         Financing Authority, 6.0%, 6/1/31            $    5,843,546
                                                                                      --------------
                                                                                      $   23,257,499
                                                                                      --------------
                                         Total Government                             $  106,733,537
----------------------------------------------------------------------------------------------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $114,330,761)                          $  107,194,217
----------------------------------------------------------------------------------------------------
                                         SENIOR FLOATING RATE LOAN INTERESTS** -- 7.0%
                                         ENERGY -- 0.2%
                                         Coal & Consumable Fuels -- 0.2%
  6,000,000       11.26          NR/NR   Bumi Resources Tbk, Term Loan, 8/15/13       $    6,000,000
----------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment And Services -- 0.0%
  1,302,448        6.00          NR/NR   Aquilex Holdings LLC, Term Loan, 4/1/16      $    1,306,518
                                                                                      --------------
                                         Total Energy                                 $    7,306,518
----------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.9%
                                         Commodity Chemicals -- 0.1%
  1,740,638        6.00          NR/B2   CPG International I, Inc., Term Loan,
                                         1/26/17                                      $    1,749,341
----------------------------------------------------------------------------------------------------
                                         Diversified Chemical -- 0.6%
  4,644,226        7.50           B/B1   Ineos Group Holdings Plc, Term B1 Facility
                                         (new), 12/16/13                              $    7,230,687
  5,103,294        8.00           B/B1   Ineos Group Holdings Plc, Term C1 Facility
                                         (new), 12/16/14                                   7,945,418
  1,279,116        7.50          NR/NR   Ineos U.S. Finance Corp., Term B2 Facility
                                         Loan, 12/16/13                                    1,326,683
  1,259,088        8.00          NR/NR   Ineos U.S. Finance Corp., Term C2 Facility
                                         Loan, 12/16/14                                    1,305,910
                                                                                      --------------
                                                                                      $   17,808,698
----------------------------------------------------------------------------------------------------
                                         Steel -- 0.2%
  7,452,959       10.50          NR/NR   Niagara Corp., Term Loan (New), 6/29/14      $    7,415,694
                                                                                      --------------
                                         Total Materials                              $   26,973,733
----------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 0.5%
                                         Aerospace & Defense -- 0.5%
  3,799,904        5.28          NR/NR   DAE Aviation Holdings, Tranche B1 Term
                                         Loan, 7/31/14                                $    3,842,653
    491,958        3.56          B-/B1   Hunter Defense Technology, Term Loan,
                                         8/22/14                                             482,119
  3,901,850        6.56          BB/B1   Hunter Defense Technologies, Inc., Series
                                         1 New Term Loan, 8/22/14                          3,823,813
  2,500,000        8.25        B-/Caa2   IAP Worldwide Services, Inc., Term Loan
                                         (First Lien), 12/20/12                            2,498,438
  3,660,578        5.28          NR/NR   Standard Aero, Ltd., Tranche B2 Term
                                         Loan, 7/31/14                                     3,701,759

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    47

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Aerospace & Defense -- (continued)
   498,287        5.50         NR/Ba2   Tasc, Inc., Tranche A Term Loan,
                                        12/18/14                                    $      499,222
                                                                                    --------------
                                                                                    $   14,848,004
--------------------------------------------------------------------------------------------------
                                        Building Products -- 0.0%
   500,000        9.00         BB/Ba2   Goodman Group Global Group, Inc., Term
                                        Loan (Second Lien), 10/30/17                $      518,958
   398,000        5.75         BB/Ba2   Goodman Group Global Group, Inc., Initial
                                        Term Loan (First Lien), 10/29/16                   402,103
                                                                                    --------------
                                                                                    $      921,061
--------------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.0%
   891,000        5.51          NR/NR   Scotsman Industries, Inc., Term Loan,
                                        4/30/16                                     $      895,455
                                                                                    --------------
                                        Total Capital Goods                         $   16,664,520
--------------------------------------------------------------------------------------------------
                                        COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                        Environmental & Facilities Services -- 0.2%
 7,082,763        7.25       BB-/Baa3   Brickman Holdings, Ltd., Tranche B Term
                                        Loan, 9/21/16                               $    7,239,171
--------------------------------------------------------------------------------------------------
                                        Research & Consulting Services -- 0.1%
 1,409,122        7.75          NR/NR   Wyle Services Corp., 2010 Incremental
                                        Term Loan, 3/25/16                          $    1,414,406
                                                                                    --------------
                                        Total Commercial Services & Supplies        $    8,653,577
--------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.2%
                                        Air Freight & Couriers -- 0.2%
   779,050        5.27          NR/B1   Ceva Group Plc, U.S. Term Loan, 11/4/13     $      766,391
   508,620        5.31          NR/NR   Ceva Group Plc, Additional Pre-Funded
                                        Term Loan, 11/4/13                                 500,355
   794,899        5.27          NR/NR   Ceva Group Plc, EGL Term Loan, 11/4/13             781,982
                                                                                    --------------
                                                                                    $    2,048,728
                                                                                    --------------
                                        Total Transportation                        $    2,048,728
--------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.1%
                                        Auto Parts & Equipment -- 0.1%
 2,060,366        2.99          B+/B2   Allison Transmission, Inc., Term Loan,
                                        8/7/14                                      $    2,060,624
   284,224        2.15          NR/NR   Federal Mogul Corp., Tranche C Term Loan,
                                        12/28/15                                           277,696
   557,080        2.17          NR/NR   Federal Mogul Corp., Tranche B Term Loan,
                                        12/29/14                                           544,284
 1,476,232        4.25          NR/NR   Pinafore LLC/Pinafore, Inc., Term B-1
                                        Loan, 9/21/16                                    1,492,094
                                                                                    --------------
                                                                                    $    4,374,698
                                                                                    --------------
                                        Total Automobiles & Components              $    4,374,698
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                        CONSUMER DURABLES & APPAREL -- 0.1%
                                        Housewares & Specialties -- 0.1%
    310,000       4.25          NR/NR   Reynolds Group Holdings, Ltd., U.S. Term
                                        Loan 2011, 2/9/18                              $      312,131
  1,700,000       5.00          NR/NR   Reynolds Group Holdings, Ltd., European
                                        Term Loan 2011, 2/9/18                              2,522,379
                                                                                       --------------
                                                                                       $    2,834,510
                                                                                       --------------
                                        Total Consumer Durables & Apparel              $    2,834,510
-----------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 0.1%
                                        Education Services -- 0.0%
    781,897       2.46          NR/NR   Cengage Learning Acquisitions, Inc., Term
                                        Loan, 7/4/14                                   $      754,083
-----------------------------------------------------------------------------------------------------
                                        Specialized Consumer Services -- 0.1%
  3,434,375       7.00          NR/NR   Targus Information Corp., Initial Term Loan,
                                        12/8/16                                        $    3,477,305
                                                                                       --------------
                                        Total Consumer Services                        $    4,231,388
-----------------------------------------------------------------------------------------------------
                                        MEDIA -- 0.3%
                                        Broadcasting -- 0.0%
  1,000,000       2.71          NR/NR   CCO Holdings LLC, Incremental Term Loan
                                        (Third Lien), 9/6/14                           $      989,063
-----------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 0.2%
  5,267,997       6.75         CCC/B2   WideOpenWest LLC, Series A Term Loan
                                        (New), 6/18/14                                 $    5,294,337
-----------------------------------------------------------------------------------------------------
                                        Publishing -- 0.1%
  3,989,950       4.75          NR/NR   Interactive Data Corp., Term Loan,
                                        1/29/17                                        $    4,022,045
                                                                                       --------------
                                        Total Media                                    $   10,305,445
-----------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 0.5%
                                        Packaged Foods & Meats -- 0.5%
  2,800,000      11.25          NR/NR   Pierre Foods, Inc., Term Loan (Second
                                        Lien), 7/29/17                                 $    2,854,250
 13,432,500       7.00          NR/NR   Pierre Foods, Inc., Term Loan (First Lien),
                                        7/29/16                                            13,552,835
                                                                                       --------------
                                                                                       $   16,407,085
                                                                                       --------------
                                        Total Food, Beverage & Tobacco                 $   16,407,085
-----------------------------------------------------------------------------------------------------
                                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                        Personal Products -- 0.1%
  1,514,700       6.00         NR/Ba1   Revlon Consumer Products Corp., Term
                                        Loan, 3/11/15                                  $    1,525,232
                                                                                       --------------
                                        Total Household & Personal Products            $    1,525,232
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    49

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                                        Health Care Facilities -- 0.1%
  2,970,000       6.50          B+/B1   Ardent Health Services LLC, Term Loan,
                                        9/15/15                                       $    2,987,324
----------------------------------------------------------------------------------------------------
                                        Health Care Services -- 1.3%
  3,276,184       8.50           B/B1   Avita, Inc., NAMM Term Loan, 4/1/14           $    3,303,486
 10,467,500       4.75        BB-/Ba2   Gentiva Health Services, Inc., Term B
                                        Borrowing Loan, 8/17/16                           10,598,344
    186,200       4.75          NR/NR   InVentiv Health, Inc., Term B-1 Loan,
                                        8/4/16                                               187,247
    373,333       1.63          NR/NR   InVentiv Health, Inc., Term B-2 Loan
                                        8/4/16                                               375,200
  1,538,394       4.75          NR/NR   InVentiv Health, Inc., Term B Loan,
                                        5/7/16                                             1,549,932
  5,100,000       7.00          B+/B1   National Mentor Holdings, Inc., Tranche B
                                        Term Loan, 2/9/17                                  5,049,000
  4,278,713       8.25          NR/NR   National Specialty Hospitals, Inc., Initial
                                        Term Loan, 2/3/17                                  4,273,364
  4,950,000       7.25          NR/NR   Prime Healthcare Services, Inc., Term B
                                        Loan, 4/28/15                                      4,863,375
    665,792       6.00         BB/Ba3   RehabCare Group, Inc., Term B Loan,
                                        11/1/15                                              670,230
  3,813,333       7.50         B+/Ba2   Sun HealthCare Group, Inc., Term Loan,
                                        10/18/16                                           3,818,100
  4,610,000       0.00          NR/NR   Surgery Center Holdings, Inc., Term Loan,
                                        2/6/17                                             4,650,338
  1,471,313       7.75          NR/NR   Virtual Radiologic Corp., Term Loan,
                                        12/22/16                                           1,471,313
                                                                                      --------------
                                                                                      $   40,809,929
----------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 0.1%
  4,710,000       4.46          B-/B1   Alere, Inc., Term Loan (Second Lien),
                                        6/26/15                                       $    4,705,587
----------------------------------------------------------------------------------------------------
                                        Health Care Technology -- 0.1%
  3,112,607       6.25          NR/NR   Physician Oncology Services LP, Effective
                                        Date Term Loan, 1/31/17                       $    3,104,826
----------------------------------------------------------------------------------------------------
                                        Managed Health Care -- 0.1%
  3,276,184       8.50           B/B1   Aveta, Inc., MMM Term Loan, 4/14/15           $    3,303,486
                                                                                      --------------
                                        Total Health Care Equipment & Services        $   54,911,152
----------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                        Biotechnology -- 0.3%
  6,174,525       5.50          NR/NR   Axcan Intermediate Holdings, Inc., Term
                                        Loan, 1/25/17                                 $    6,174,528
  1,500,000       0.00          NR/NR   Grifols SA, Foreign Tranche B Term Loan,
                                        1/4/16                                             2,248,812

The accompanying notes are an integral part of these financial statements.

50    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Biotechnology -- (continued)
   575,000        0.00          NR/NR   Grifols, Inc., U.S. Tranche B Term Loan,
                                        6/4/16                                       $      581,376
   162,804        6.50          NR/NR   Harvard Drug Group LLC, Delayed Draw
                                        Term Loan, 4/8/16                                   162,804
 1,184,031        6.50          NR/NR   Harvard Drug Group LLC, Term Loan,
                                        4/8/16                                            1,184,031
                                                                                     --------------
                                                                                     $   10,351,551
                                                                                     --------------
                                        Total Pharmaceuticals & Biotechnology        $   10,351,551
---------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.2%
                                        Diversified Financial Services -- 0.2%
 2,441,264        0.00           B/B2   Bakrie & Brothers Tbk PT, Tranche B Vallar
                                        Loan, 3/5/12                                 $    2,441,264
 3,058,736        0.00          NR/NR   Long Haul Holdings, Ltd., Tranche A Vallar
                                        Loan, 3/5/12                                      3,058,736
                                                                                     --------------
                                                                                     $    5,500,000
---------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.0%
   930,345        8.00          B-/B2   NCO Group, Inc., Term B Advance,
                                        5/15/13                                      $      922,926
                                                                                     --------------
                                        Total Diversified Financials                 $    6,422,926
---------------------------------------------------------------------------------------------------
                                        INSURANCE -- 0.9%
                                        Insurance Brokers -- 0.6%
 2,749,312        3.30          NR/NR   Alliant Holdings I, Inc., Term Loan,
                                        8/21/14                                      $    2,735,566
 3,361,875        6.75          NR/NR   Alliant Holdings I, Inc., Tranche D
                                        Incremental Term Loan, 8/21/14                    3,403,898
   745,318        2.81           B/NR   HUB International Holdings, Inc., Delayed
                                        Draw Term Loan, 6/13/14                             740,380
 5,565,362        6.75           B/NR   HUB International Holdings, Inc.,
                                        Additional Term Loan, 6/13/14                     5,582,753
 3,315,684        2.81           B/NR   HUB International Holdings, Inc., Initial
                                        Term Loan, 6/13/14                                3,293,718
   589,286        2.72           B/B2   USI Holdings Corp., Tranche B Term Loan,
                                        5/5/14                                              583,393
 2,846,650        7.00           B/B2   USI Holdings Corp., Series C Term Loan
                                        (New), 5/5/14                                     2,845,464
                                                                                     --------------
                                                                                     $   19,185,172
---------------------------------------------------------------------------------------------------
                                        Multi-Line Insurance -- 0.3%
 4,409,766        2.82          B-/NR   AmWins Group, Inc., Initial Term Loan,
                                        6/8/13                                       $    4,379,448
 6,750,000        5.81          B-/NR   AmWins Group, Inc., Initial Term Loan
                                        (Second Lien), 6/8/13                             6,243,750
                                                                                     --------------
                                                                                     $   10,623,198
                                                                                     --------------
                                        Total Insurance                              $   29,808,370
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    51

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.0%
                                        Real Estate Development -- 0.0%
  1,287,000      7.50           B/Ba3   Ozburn-Hessey Logistics Holding Co., Term
                                        Loan (First Lien), 4/7/16                    $    1,309,523
                                                                                     --------------
                                        Total Real Estate                            $    1,309,523
---------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 0.2%
                                        Application Software -- 0.1%
  3,500,000      9.75          BB-/NR   Vertafore, Inc., Term Loan (Second Lien),
                                        10/18/17                                     $    3,570,000
---------------------------------------------------------------------------------------------------
                                        Systems Software -- 0.1%
  2,647,975      6.75           B+/B1   Telcordia Technologies, Inc., Term Loan,
                                        4/9/16                                       $    2,657,078
                                                                                     --------------
                                        Total Software & Services                    $    6,227,078
---------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                        Electronic Components -- 0.2%
  4,189,500      5.00           NR/NR   Scitor Corp., Term Loan, 9/26/14             $    4,205,211
                                                                                     --------------
                                        Total Technology Hardware & Equipment        $    4,205,211
---------------------------------------------------------------------------------------------------
                                        UTILITIES -- 0.2%
                                        Electric Utilities -- 0.2%
  8,805,543      3.74        BBB-/Ba1   Texas Competitive Electric Holdings, Inc.,
                                        Initial Tranche B-2 Term Loan, 10/10/14      $    7,070,851
                                                                                     --------------
                                        Total Utilities                              $    7,070,851
---------------------------------------------------------------------------------------------------
                                        TOTAL SENIOR FLOATING RATE LOAN
                                        INTERESTS
                                        (Cost $216,547,828)                          $  221,632,096
---------------------------------------------------------------------------------------------------
                                        RIGHTS/WARRANTS -- 0.0%
                                        ENERGY -- 0.0%
                                        Oil & Gas Exploration & Production -- 0.0%
 11,303,000                             Norse Energy Corp., ASA*                     $       32,368
  5,925,293                             Norse Energy Corp., ASA CW15*                       395,923
  1,130,300                             Penoro Energy Corp., ASA-CW11*                        6,474
                                                                                     --------------
                                        Total Energy                                 $      434,765
---------------------------------------------------------------------------------------------------
                                        TOTAL RIGHTS/WARRANTS
                                        (Cost $1,460,197)                            $      434,765
---------------------------------------------------------------------------------------------------
                                        TEMPORARY CASH INVESTMENTS -- 6.5%
                                        Repurchase Agreements -- 1.6%
 16,700,000                             BNP Paribas Securities, Inc., 0.05%,
                                        dated 4/29/11, repurchase price of
                                        $16,700,000 plus accrued interest on
                                        5/2/11 collateralized by $17,034,000
                                        Government National Mortgage
                                        Association I, 5.5%, 12/15/39                $   16,700,000

The accompanying notes are an integral part of these financial statements.

52    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Repurchase Agreements -- (continued)
 16,700,000                              Deutschebank, 0.04%, dated 4/29/11,
                                         repurchase price of $16,700,000 plus
                                         accrued interest on 5/2/11 collateralized
                                         by $17,034,000 Federal National
                                         Mortgage Association, 5.5 - 7.0%,
                                         8/1/37 - 2/1/38                             $   16,700,000
 16,700,000                              SG Americas Securities LLC, 0.05%,
                                         dated 4/29/11, repurchase price of
                                         $16,700,000 plus accrued interest on
                                         5/2/11 collateralized by:
                                           $6,725,428 Federal National
                                             Mortgage Association, 4.0 - 7.0%,
                                             2/1/34 - 10/1/40
                                           $10,308,572 Freddie Mac Giant,
                                             4.5 - 5.0%, 8/1/18 - 4/1/34                 16,700,000
                                                                                     --------------
                                         Total Repurchase Agreements                 $   50,100,000
---------------------------------------------------------------------------------------------------
                                         Securities Lending Collateral -- 4.9% (c)
                                         Certificates of Deposit:
  4,028,600                              Bank of Nova Scotia, 0.27%, 9/29/11         $    4,028,600
  2,820,020                              BBVA Group NY, 1.11%, 7/26/11                    2,820,020
  4,028,600                              BNP Paribas Bank NY, 0.34%, 5/9/11               4,028,600
  4,028,600                              Canadian Imperial Bank of Commerce NY,
                                         0.22%, 10/3/11                                   4,028,600
  4,028,600                              DnB NOR Bank ASA NY, 0.24%, 6/7/11               4,028,600
  2,014,226                              National Australia Bank NY,
                                         0.29%, 10/19/11                                  2,014,226
  4,432,335                              RaboBank Netherland NV NY,
                                         0.34%, 4/2/12                                    4,432,335
  2,417,160                              Royal Bank of Canada NY,
                                         0.34%, 12/2/11                                   2,417,160
  4,028,600                              Skandinav Enskilda Bank NY,
                                         0.38%, 6/7/11                                    4,028,600
  2,417,160                              SOCGEN NY, 0.28%, 7/14/11                        2,417,160
  1,611,440                              SOCGEN NY, 0.37%, 6/10/11                        1,611,440
  1,208,580                              SOCGEN NY, 0.18%, 5/20/11                        1,208,580
  4,028,600                              Svenska NY, 0.28%, 5/12/11                       4,028,600
  2,820,020                              Svenska NY, 0.20%, 7/19/11                       2,820,020
  4,028,600                              Westpac Banking Corp. NY,
                                         0.34%, 12/6/11                                   4,028,600
                                                                                     --------------
                                                                                     $   47,941,141
---------------------------------------------------------------------------------------------------
                                         Commercial Paper:
  1,611,440                              American Honda Finance,
                                         0.34%, 1/11/12                              $    1,611,440
  1,613,211                              American Honda Finance,
                                         1.06%, 6/20/11                                   1,613,211

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    53

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Commercial Paper -- (continued)
  1,476,881                              Australia & New Zealand Banking Group,
                                         0.91%, 8/4/11                               $    1,476,881
  1,611,219                              BBVLON, 0.55%, 5/9/11                            1,611,219
  2,416,949                              BBVLON, 0.35%, 5/9/11                            2,416,949
  4,027,062                              BCSFUN, 0.25%, 6/24/11                           4,027,062
    603,958                              BCSFUN, 0.22%, 7/29/11                             603,958
  3,625,150                              CBAPP, 0.26%, 5/23/11                            3,625,150
  4,093,655                              Caterpillar Financial Services Corp.,
                                         1.06%, 6/24/11                                   4,093,655
  4,028,672                              Federal Home Loan Bank, 0.27%, 6/1/11            4,028,672
    402,822                              General Electric Capital Corp.,
                                         0.39%, 6/6/11                                      402,822
  3,222,634                              HSBC, 0.25%, 5/11/11                             3,222,634
    604,859                              JPMorgan Chase & Co., 1.06%, 6/13/11               604,859
  3,625,740                              JPMorgan Chase & Co., 0.30%, 5/18/11             3,625,740
  2,013,862                              NABPP, 0.25%, 6/1/11                             2,013,862
  3,220,971                              NORDNA, 0.27%, 7/18/11                           3,220,971
  3,221,269                              PARFIN, 0.23%, 7/11/11                           3,221,269
  1,611,440                              Royal Bank of Canada NY,
                                         0.30%, 4/30/12                                   1,611,440
  2,416,881                              SANU, 0.68%, 5/13/11                             2,416,881
  2,414,808                              SANU, 0.68%, 6/17/11                             2,414,808
  2,013,083                              SANU, 0.68%, 6/1/11                              2,013,083
  2,416,994                              SEB, 0.19%, 5/13/11                              2,416,994
  2,014,238                              SOCNAM, 0.37%, 5/3/11                            2,014,238
  4,028,600                              Toyota Motor Credit Corp., 0.34%, 9/8/11         4,028,600
  1,209,748                              Wachovia, 0.46%, 3/1/12                          1,209,748
  1,612,052                              Wachovia, 0.43%, 10/15/11                        1,612,052
    806,296                              Wells Fargo & Co., 0.39%, 1/24/12                  806,296
                                                                                     --------------
                                                                                     $   61,964,494
---------------------------------------------------------------------------------------------------
                                         Tri-party Repurchase Agreements:
  7,227,470                              Barclays Capital Plc, 0.03%, 5/2/11         $    7,227,470
  8,057,201                              Deutsche Bank AG, 0.03, 5/2/11                   8,057,201
  8,057,201                              HSBC Bank USA NA, 0.03%, 5/2/11                  8,057,201
  8,057,201                              RBS Securities, Inc., 0.04%, 5/2/11              8,057,201
                                                                                     --------------
                                                                                     $   31,399,073
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
 Shares
                                  Money Market Mutual Funds:
  7,251,481                       Dreyfus Preferred Money Market Fund    $    7,251,481
  7,251,481                       Fidelity Prime Money Market Fund            7,251,481
                                                                         --------------
                                                                         $   14,502,962
---------------------------------------------------------------------------------------
                                  Total Securities Lending Collateral    $  155,807,670
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $205,907,670)                       $  205,907,670
--------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 102.6%
                              (Cost $3,088,232,614) (a)                 $3,244,053,123
--------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (2.6)%    $  (82,586,346)
--------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                $3,161,466,777
======================================================================================

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

WR       Security rating withdrawn by either S&P or Moody's

NR       Not rated by either S&P or Moody's.

PIK      Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2011, the value of these securities amounted to $642,310,049 or 20.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $3,095,362,673, was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $236,134,520
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (87,444,070)
                                                                                   ------------
       Net unrealized gain                                                         $148,690,450
                                                                                   ============

(b)      At April 30, 2011, the following securities were out on loan:


---------------------------------------------------------------------------------
Principal
Amount ($)        Description                                         Value
---------------------------------------------------------------------------------
  9,000,000      Burger King Capital Corp., 0.0%, 4/15/19            $  5,310,000
  5,618,000      Burger King Corp., 9.875%, 10/15/18                    5,941,035
  2,430,000      Blue Merger Sub, Inc., 7.625%, 2/15/19                 2,487,713
  3,539,000      BWAY Holding Co., 10.0%, 6/15/18                       3,884,053
  9,326,000      C&S Group Enterprise LLC, 8.375%, 5/1/17 (144A)        9,768,985
  8,000,000      CEDC Finance Corp., International, Inc., 9.125%,
                 12/1/16 (144A)                                         7,740,000
  3,909,000      Cemex Finance LLC, 9.5%, 12/14/16 (144A)               4,163,085

The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    55

-------------------------------------------------------------------------------------
Principal
Amount ($)        Description                                         Value
-------------------------------------------------------------------------------------
 14,515,000      Cemex SAB de CV, 9.0%, 1/11/18                          $ 15,041,171
    238,000      Chesapeake Energy Co., 2.5%, 5/15/37                         260,907
  8,393,000      Cincinnati Bell, Inc., 8.75%, 3/15/18                      8,057,280
  7,771,000      Cricket Communications, Inc., 7.75%, 10/15/20              7,936,134
  1,632,000      Digicel Group, Ltd., 10.5%, 4/15/18                        1,860,480
  2,000,000      DynCorp International, Inc., 10.375%, 7/1/17               2,140,000
  3,700,000      Expro Finance Luxembourg SCA, 8.5%, 12/15/16               3,616,750
  1,639,000      FAGE Dairy Industry, Ltd., 9.875%, 2/1/20 (144A)           1,655,390
  2,755,000      Ferrexpo Finance Plc, 7.875%, 4/7/16                       2,844,317
  2,854,000      First Data Corp., 8.25%, 1/15/21                           2,839,730
    113,000      First Data Corp., 9.875%, 9/24/15                            116,814
  1,986,413      Ford Motor Co., 4.25%, 11/15/16                            3,704,660
    700,000      Goodyear Tire & Rubber Co., 8.25%, 8/15/20                   777,875
  3,000,000      Grupo Papelero Scribe SA, 8.875%, 4/7/20 (144A)            2,850,000
  9,386,000      Horizon Lines, Inc., 4.25%, 8/15/12                        8,013,298
    380,000      International Coal Group, Inc., 9.125%, 4/1/18               430,350
    500,000      IRSA Inversiones y Representacion SA, 8.5%,
                 2/2/17 (144A)                                                497,500
  1,980,000      MetroPCS Wireless, Inc., 7.875%, 9/1/18                    2,133,450
  1,000,000      NCO Group, Inc., 11.875%, 11/15/14                           873,750
  2,412,000      Nova Chemicals Corp., 8.625%, 11/1/19                      2,770,785
  2,252,000      Paetec Holdings Corp., 9.5%, 7/15/15                       2,364,600
  9,786,000      Pilgrim's Pride Corp., 7.875%, 12/15/18                    9,174,375
  1,688,000      Pinnacle Entertainment, Inc., 8.75%, 5/15/20               1,814,600
    900,000      Rearden G Holdings EINS GmbH, 7.875%, 3/30/20                976,500
  2,900,000      SandRidge Energy, Inc., 8.0%, 6/1/18                       3,066,750
    610,000      Sonic Automotive, Inc., 9.0%, 3/15/18                        655,750
  1,000,000      Star Energy Geothermal, Inc., 11.5%, 2/12/15               1,156,196
  3,960,000      Texas Competitive Electric Holdings LLC, 15.0%, 4/1/21     3,504,600
  7,798,000      Tower Automotive Holdings USA, LLC, 10.625%, 9/1/17        8,724,013
    604,000      CIA Transporte Energia SA de CV, 8.875%,
                 12/15/16 (144A)                                              591,920
  2,485,000      Vanguard Health Holding Co., II LLC, 7.75%, 2/1/19         2,584,400
  2,600,000      Windstream Corp., 7.75%, 10/1/21                           2,749,500
  2,450,000      Windstream Corp., 7.75%, 10/15/20                          2,597,000
  2,139,000      Yankee Acquisition Corp., 9.75%, 2/15/17                   2,283,383
-------------------------------------------------------------------------------------
                 Total                                                   $149,959,100
=====================================================================================


The accompanying notes are an integral part of these financial statements.

56    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)      Security is in default and is non-Income producing.

(f)      Security is fair valued (see Note 1A).

(g) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:


     United States                             61.2%
     Cayman Islands                             4.4
     Argentina                                  3.4
     Canada                                     2.9
     Mexico                                     2.9
     Brazil                                     2.8
     Norway                                     2.7
     Netherlands                                2.4
     Bermuda                                    2.4
     Luxembourg                                 2.3
     United Kingdom                             2.0
     Ireland                                    2.0
     Indonesia                                  1.0
     France                                     1.0
     Other (individually less than 1%)          6.6
                                              -----
                                              100.0%
                                              =====

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

      NOK    Norwegian Krone
      EURO   Euro
      BRL    Brazilian Real
      COP    Colombian Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2011 aggregated $931,161,286 and $575,637,656, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    57

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund's assets:


---------------------------------------------------------------------------------------------------------
                                        Level 1         Level 2            Level 3        Total
---------------------------------------------------------------------------------------------------------
 Asset Backed Securities                $         --    $   101,105,196    $        --    $   101,105,196
 Collateralized Mortgage Obligations              --         58,392,494             --         58,392,494
 Corporate Bonds                                  --      2,283,812,545             --      2,283,812,545
 Convertible Corporate Bonds                      --        180,859,548             --        180,859,548
 Municipal Bonds                                  --        106,733,537        460,680        107,194,217
 Foreign Government Bonds                         --         48,569,619             --         48,569,619
 Senior Floating Rate Loan Interests              --        221,632,096             --        221,632,096
 Common Stocks                            19,963,862            247,453      5,893,556         26,104,871
 Convertible Preferred Stocks              7,749,169            433,750             --          8,182,919
 Warrants                                    434,765                 --             --            434,765
 US Government Agency Obligation                  --          1,857,183             --          1,857,183
 Temporary Cash Investments                       --        191,404,708             --        191,404,708
 Mutual funds                             14,502,962                 --             --         14,502,962
---------------------------------------------------------------------------------------------------------
 Total                                  $ 42,650,758    $ 3,195,048,129    $ 6,354,236    $ 3,244,053,123
=========================================================================================================
 Other Financial Instruments*           $         --    $    (1,153,263)   $        --    $    (1,153,263)
---------------------------------------------------------------------------------------------------------

*        Other financial instruments include foreign exchange contracts

The following is a reconciliation of assets valued using significant observable inputs (Level 3):


-----------------------------------------------------------------------------------------------------------
                                    Senior
                                    Floating
                                    Rate Loan      Common         Municipal    Corporate
                                    Interests      Stocks         Bonds        Bonds           Total
-----------------------------------------------------------------------------------------------------------
 Balance as of 10/31/10             $  7,564,567   $ 1,328,534    $ 460,680    $  8,552,195   $  17,905,976
 Realized gain (loss)                      1,286            --           --              --           1,286
 Change in unrealized
 appreciation (depreciation)(1)               --            --           --              --              --
 Net purchases (sales)                  (204,945)           --           --              --        (204,945)
 Transfers in and out of Level 3      (7,360,908)    4,565,022           --      (8,552,195)    (11,348,081)
-----------------------------------------------------------------------------------------------------------
 Balance as of 4/30/11              $         --   $ 5,893,556    $ 460,680    $         --   $   6,354,236
===========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.


   Net change in unrealized appreciation (depreciation) of
   investments still held as of 4/30/11                            $ (1,117,914)
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

58    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Statement of Assets and Liabilities | 4/30/11 (Consolidated) (unaudited)


ASSETS:
  Investment in securities (including securities loaned of $149,959,100)
   (cost $3,088,232,614)                                                     $3,244,053,123
  Cash                                                                           13,571,747
  Foreign currencies, at value (cost $7,040,164)                                  7,450,962
  Receivables --
   Investment securities sold                                                     1,229,589
   Fund shares sold                                                              27,202,324
   Dividends and interest                                                        59,058,398
   Forward foreign currency settlement contracts, net                                   890
  Other                                                                              97,063
-------------------------------------------------------------------------------------------
     Total assets                                                            $3,352,664,096
-------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                           $   20,601,719
   Fund shares repurchased                                                        8,529,522
   Dividends                                                                      3,408,351
   Upon return of securities loaned                                             155,807,670
  Forward foreign currency portfolio hedge contracts, open-net                    1,154,153
  Due to affiliates                                                                 550,276
  Unrealized depreciation on unfunded corporate loans                                 1,819
  Accrued expenses                                                                1,143,809
-------------------------------------------------------------------------------------------
     Total liabilities                                                       $  191,197,319
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $3,268,197,590
  Accumulated net investment loss                                                (4,469,005)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                                (257,519,433)
  Net unrealized gain on investments                                            155,818,690
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                        (561,065)
-------------------------------------------------------------------------------------------
     Total net assets                                                        $3,161,466,777
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,211,649,270/110,782,867 shares)                       $        10.94
  Class B (based on $68,790,349/6,285,740 shares)                            $        10.94
  Class C (based on $548,744,474/50,323,413 shares)                          $        10.90
  Class Y (based on $1,310,146,286/121,841,875 shares)                       $        10.75
  Class Z (based on $22,136,398/1,960,574 shares)                            $        11.29
MAXIMUM OFFERING PRICE:
  Class A ($10.94 [divided by] 95.5% )                                       $        11.46
===========================================================================================


The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    59

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/11



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7,294)                    $    152,769
  Interest                                                                122,302,733
  Income from securities loaned, net                                          152,673
----------------------------------------------------------------------------------------------------
     Total investment income                                                            $122,608,175
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $  8,264,961
  Transfer agent fees
   Class A                                                                    581,756
   Class B                                                                     55,605
   Class C                                                                    167,347
   Class Y                                                                     34,217
   Class Z                                                                      4,698
  Distribution fees
   Class A                                                                  1,395,153
   Class B                                                                    369,213
   Class C                                                                  2,643,975
  Shareholder communication expense                                         1,093,708
  Administrative reimbursements                                               444,453
  Custodian fees                                                               74,965
  Registration fees                                                            95,643
  Professional fees                                                            63,451
  Printing expense                                                             51,167
  Fees and expenses of nonaffiliated trustees                                  44,743
  Miscellaneous                                                               100,395
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 15,485,450
----------------------------------------------------------------------------------------------------
       Net investment income                                                            $107,122,725
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
UNFUNDED CORPORATE LOANS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                           $ 29,111,569
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                      3,067,050   $ 32,178,619
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                           $ 82,955,954
   Unfunded corporate loans                                                   (36,463)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                     (3,205,051)  $ 79,714,440
----------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                             $111,893,059
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $219,015,784
====================================================================================================


The accompanying notes are an integral part of these financial statements.

60    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Statements of Changes in Net Assets

For the Six Months Ended 4/30/11 and the Year Ended 10/31/10, respectively


-----------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 4/30/11
                                                                 (Consolidated)       Year Ended
                                                                 (unaudited)          10/31/10
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $  107,122,725      $  171,352,607
Net realized gain (loss) on investments and foreign currency
  transactions                                                        32,178,619         (27,665,242)
Change in net unrealized gain (loss) on investments, unfunded
  corporate loans and foreign currency transactions                   79,714,440         283,215,212
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations           $  219,015,784      $  426,902,577
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.39 and $0.77 per share, respectively)              $  (40,703,317)     $  (84,181,285)
   Class B ($0.34 and $0.69 per share, respectively)                  (2,403,573)         (6,109,636)
   Class C ($0.35 and $0.69 per share, respectively)                 (17,515,044)        (34,338,055)
   Class Y ($0.40 and $0.79 per share, respectively)                 (44,860,295)        (38,488,064)
   Class Z ($0.42 and $0.81 per share, respectively)                    (552,406)           (478,741)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $ (106,034,635)     $ (163,595,781)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $1,013,092,075      $1,773,933,406
Reinvestment of distributions                                         85,221,238         113,535,022
Cost of shares repurchased                                          (737,617,684)     (1,258,976,809)
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                      $  360,695,629      $  628,491,619
-----------------------------------------------------------------------------------------------------
   Net increase in net assets                                     $  473,676,778      $  891,798,415
NET ASSETS:
Beginning of period                                                2,687,789,999       1,795,991,584
-----------------------------------------------------------------------------------------------------
End of period                                                     $3,161,466,777      $2,687,789,999
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   $   (4,469,005)     $   (5,557,095)
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    61

------------------------------------------------------------------------------------------------------
                                  '11 Shares         '11 Amount       '10 Shares         '10 Amount
                                  (unaudited)        (unaudited)
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           33,099,325     $352,986,049         76,506,487     $755,963,989
Reinvestment of distributions          2,905,465       31,115,791          6,064,818       60,194,825
Less shares repurchased              (31,300,525)    (332,532,721)       (84,895,358)    (838,841,672)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)             4,704,264     $ 51,569,119         (2,324,053)    $(22,682,858)
======================================================================================================
Class B
Shares sold                              118,677     $  1,268,619            523,187     $  5,148,813
Reinvestment of distributions            167,005        1,785,154            351,397        3,482,123
Less shares repurchased               (1,604,553)     (17,175,645)        (3,559,373)     (35,114,593)
------------------------------------------------------------------------------------------------------
   Net decrease                       (1,318,871)    $(14,121,872)        (2,684,789)    $(26,483,657)
======================================================================================================
Class C
Shares sold                            5,153,499     $ 55,094,685         11,525,379     $113,677,297
Reinvestment of distributions          1,079,114       11,507,026          1,912,159       18,934,344
Less shares repurchased               (5,893,083)     (62,726,851)       (12,878,243)    (126,810,362)
------------------------------------------------------------------------------------------------------
   Net increase                          339,530     $  3,874,860            559,295     $  5,801,279
======================================================================================================
Class Y
Shares sold                           55,900,973     $586,461,413         92,141,904     $893,563,267
Reinvestment of distributions          3,830,895       40,356,605          3,098,547       30,659,013
Less shares repurchased              (30,463,781)    (321,589,703)       (25,982,082)    (254,814,140)
------------------------------------------------------------------------------------------------------
   Net increase                       29,268,087     $305,228,315         69,258,369     $669,408,140
======================================================================================================
Class Z
Shares sold                            1,562,631     $ 17,281,309            545,517     $  5,580,040
Reinvestment of distributions             40,976          456,662             25,802          264,717
Less shares repurchased                 (325,598)      (3,592,764)          (331,626)      (3,396,042)
------------------------------------------------------------------------------------------------------
   Net increase                        1,278,009     $ 14,145,207            239,693     $  2,448,715
======================================================================================================


The accompanying notes are an integral part of these financial statements.

62    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months Ended
                                                                        (Consolidated)
                                                                        (unaudited)        Year Ended         Year Ended
                                                                        4/30/11            10/31/10           10/31/09
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                    $    10.53         $     9.39         $     7.56
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $     0.40         $     0.80         $     0.90
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                               0.40               1.11               1.98
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $     0.80         $     1.91         $     2.88
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                  $    (0.39)        $    (0.77)        $    (1.05)
 Net realized gain                                                              --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $    (0.39)        $    (0.77)        $    (1.05)
-------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                          $       --         $       --         $       --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $     0.41         $     1.14         $     1.83
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $    10.94         $    10.53         $     9.39
=========================================================================================================================
Total return*                                                                 7.72%             21.16%             43.56%
Ratio of net expenses to average net assets+                                  1.05%**            1.10%              1.10%
Ratio of net investment income to average net assets+                         7.41%**            8.08%             11.68%
Portfolio turnover rate                                                         41%**              49%                33%
Net assets, end of period (in thousands)                                $1,211,649         $1,118,216         $1,018,040
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.05%**            1.15%              1.32%
 Net investment income                                                        7.41%**            8.03%             11.46%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                                 1.05%**            1.10%              1.10%
 Net investment income                                                        7.41%**            8.08%             11.68%
=========================================================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended
                                                                        10/31/08      10/31/07      10/31/06
---------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                    $    12.30    $    12.34    $    11.88
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $     1.03    $     0.96    $     0.90
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                              (4.59)         0.04          0.49
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $    (3.56)   $     1.00    $     1.39
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                  $    (1.07)   $    (0.98)   $    (0.90)
 Net realized gain                                                           (0.11)        (0.06)        (0.03)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                     $    (1.18)   $    (1.04)   $    (0.93)
---------------------------------------------------------------------------------------------------------------
Redemption Fee                                                          $       --    $       --    $     0.00(a)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $    (4.74)   $    (0.04)   $     0.46
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $     7.56    $    12.30    $    12.34
===============================================================================================================
Total return*                                                               (31.45)%        8.30%        12.12%
Ratio of net expenses to average net assets+                                  1.10%         1.06%         1.10%
Ratio of net investment income to average net assets+                         9.25%         7.73%         7.44%
Portfolio turnover rate                                                         25%           31%           41%
Net assets, end of period (in thousands)                                $  759,925    $1,369,044    $  659,845
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.18%         1.06%         1.18%
 Net investment income                                                        9.17%         7.73%         7.37%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                                 1.10%         1.06%         1.10%
 Net investment income                                                        9.25%         7.73%         7.44%
===============================================================================================================

(a)  Amount rounds to less than once cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer Global High Yield Fund | Semiannual Report | 4/30/11  63

----------------------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended
                                                                         (Consolidated)
                                                                         (unaudited)        Year Ended    Year Ended
                                                                         4/30/11            10/31/10      10/31/09
----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                     $ 10.53            $  9.37       $  7.54
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.34            $  0.70       $  0.81
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                             0.41               1.15          2.01
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  0.75            $  1.85       $  2.82
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                   $ (0.34)           $ (0.69)      $ (0.99)
 Net realized gain                                                            --                 --            --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (0.34)           $ (0.69)      $ (0.99)
----------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                           $    --            $    --       $    --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.41            $  1.16       $  1.83
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 10.94            $ 10.53       $  9.37
======================================================================================================================
Total return*                                                               7.29%             20.40%        42.42%
Ratio of net expenses to average net assets+                                1.87%**            1.92%         2.00%
Ratio of net investment income to average net assets+                       6.61%**            7.29%        10.88%
Portfolio turnover rate                                                       41%**              49%           33%
Net assets, end of period (in thousands)                                 $68,790            $80,179       $96,411
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.87%**            1.92%         2.08%
 Net investment income                                                      6.61%**            7.29%        10.80%
Ratios with waiver of fees paid by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.87%**            1.92%         2.00%
 Net investment income                                                      6.61%**            7.29%        10.88%
======================================================================================================================


-------------------------------------------------------------------------------------------------------------
                                                                         Year Ended   Year Ended   Year Ended
                                                                         10/31/08     10/31/07     10/31/06
-------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                     $  12.27     $  12.31     $  11.85
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $   0.93     $   0.86     $   0.80
 Net realized and unrealized gain (loss) on investments and
 foreign currency transactions                                              (4.57)        0.03         0.49
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  (3.64)    $   0.89     $   1.29
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                   $  (0.98)    $  (0.87)    $  (0.80)
 Net realized gain                                                          (0.11)       (0.06)       (0.03)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                      $  (1.09)    $  (0.93)    $  (0.83)
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                           $     --     $     --     $   0.00(a)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  (4.73)    $  (0.04)    $   0.46
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $   7.54     $  12.27     $  12.31
===========================================================================================================
Total return*                                                              (32.02)%       7.41%       11.25%
Ratio of net expenses to average net assets+                                 1.92%        1.86%        1.96%
Ratio of net investment income to average net assets+                        8.47%        6.93%        6.63%
Portfolio turnover rate                                                        25%          31%          41%
Net assets, end of period (in thousands)                                 $ 83,412     $155,523     $130,563
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                1.92%        1.86%        1.96%
 Net investment income                                                       8.47%        6.93%        6.60%
Ratios with waiver of fees paid by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                1.92%        1.85%        1.96%
 Net investment income                                                       8.47%        6.94%        6.60%
===========================================================================================================

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

64  Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months Ended
                                                                        (Consolidated)
                                                                        (unaudited)        Year Ended         Year Ended
                                                                        4/30/11            10/31/10           10/31/09
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                    $  10.49           $   9.34           $   7.51
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.35           $   0.73           $   0.82
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                             0.41               1.11               1.99
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $   0.76           $   1.84           $   2.81
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                  $  (0.35)          $  (0.69)          $  (0.98)
 Net realized gain                                                            --                 --                 --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $  (0.35)          $  (0.69)          $  (0.98)
------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                          $     --           $     --           $     --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   0.41           $   1.15           $   1.83
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  10.90           $  10.49           $   9.34
========================================================================================================================
Total return*                                                               7.37%             20.43%             42.56%
Ratio of net expenses to average net assets+                                1.75%**            1.82%              1.98%
Ratio of net investment income to average net assets+                       6.72%**            7.39%             10.78%
Portfolio turnover rate                                                       41%**              49%                33%
Net assets, end of period (in thousands)                                $548,744           $524,777           $461,644
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.75%**            1.82%              1.98%
 Net investment income                                                      6.72%**            7.39%             10.78%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                               1.75%**            1.82%              1.98%
 Net investment income                                                      6.72%**            7.39%             10.78%
========================================================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended
                                                                        10/31/08      10/31/07      10/31/06
---------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                    $  12.24      $  12.28      $  11.82
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.93      $   0.86      $   0.80
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                            (4.57)         0.04          0.49
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  (3.64)     $   0.90      $   1.29
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                  $  (0.98)     $  (0.88)     $  (0.80)
 Net realized gain                                                         (0.11)        (0.06)        (0.03)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                     $  (1.09)     $  (0.94)     $  (0.83)
---------------------------------------------------------------------------------------------------------------
Redemption Fee                                                          $     --      $     --      $   0.00(a)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  (4.73)     $  (0.04)     $   0.46
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   7.51      $  12.24      $  12.28
===============================================================================================================
Total return*                                                             (32.08)%        7.48%        11.30%
Ratio of net expenses to average net assets+                                1.85%         1.82%         1.89%
Ratio of net investment income to average net assets+                       8.55%         6.96%         6.66%
Portfolio turnover rate                                                       25%           31%           41%
Net assets, end of period (in thousands)                                $347,459      $598,195      $413,213
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.85%         1.82%         1.89%
 Net investment income                                                      8.55%         6.96%         6.66%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                               1.85%         1.82%         1.89%
 Net investment income                                                      8.55%         6.96%         6.66%
===============================================================================================================

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer Global High Yield Fund | Semiannual Report | 4/30/11  65

--------------------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended
                                                                      (Consolidated)
                                                                      (unaudited)        Year Ended      Year Ended
                                                                      4/30/11            10/31/10        10/31/09
--------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $    10.35         $   9.25        $   7.46
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $     0.41         $   0.86        $   0.94
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                             0.39             1.03            1.91
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $     0.80         $   1.89        $   2.85
Distributions to shareowners:
 Net investment income                                                     (0.40)           (0.79)          (1.06)
 Net realized gain                                                            --               --              --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $     0.40         $   1.10        $   1.79
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $    10.75         $  10.35        $   9.25
====================================================================================================================
Total return*                                                               7.91%           21.35%          43.78%
Ratio of net expenses to average net assets+                                0.73%**          0.73%           0.78%
Ratio of net investment income to average net assets+                       7.70%**          8.44%          11.43%
Portfolio turnover rate                                                       41%**            49%             33%
Net assets, end of period (in thousands)                              $1,310,146         $959,148        $215,614
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.73%**          0.73%           0.79%
 Net investment income                                                      7.70%**          8.44%          11.43%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                               0.73%**          0.73%           0.78%
 Net investment income                                                      7.70%**          8.44%          11.43%
====================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                                                     12/28/05 (a)
                                                                         Year Ended    Year Ended    to
                                                                         10/31/08      10/31/07      10/31/06
------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                     $ 12.10       $ 12.19       $ 11.95
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $  1.05       $  0.97       $  0.77
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                            (4.48)        (0.01)         0.23
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $ (3.43)      $  0.96       $  1.00
Distributions to shareowners:
 Net investment income                                                     (1.10)        (0.99)        (0.76)
 Net realized gain                                                         (0.11)        (0.06)           --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ (4.64)      $ (0.09)      $  0.24
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  7.46       $ 12.10       $ 12.19
==================================================================================================================
Total return*                                                             (30.96)%        8.12%         8.63%(b)
Ratio of net expenses to average net assets+                                0.74%         0.70%         0.73%**
Ratio of net investment income to average net assets+                       9.82%         8.05%         7.66%**
Portfolio turnover rate                                                       25%           31%           41%(b)
Net assets, end of period (in thousands)                                 $50,477       $23,414       $    36
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.74%         0.70%         0.73%**
 Net investment income                                                      9.82%         8.05%         7.66%**
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                               0.74%         0.70%         0.73%**
 Net investment income                                                      9.82%         8.05%         7.66%**
==================================================================================================================

(a)  Class Y shares were first publicly offered on December 28, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

66  Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended
                                                                         (Consolidated)
                                                                         (unaudited)         Year Ended        Year Ended
                                                                         4/30/11             10/31/10          10/31/09
--------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                     $ 10.86             $  9.67           $  7.79
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.44             $  0.87           $  1.00
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                             0.41                1.13              1.98
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  0.85             $  2.00           $  2.98
Distributions to shareowners:
 Net investment income                                                     (0.42)              (0.81)            (1.10)
 Net realized gain                                                            --                  --                --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.43             $  1.19           $  1.88
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 11.29             $ 10.86           $  9.67
==========================================================================================================================
Total return*                                                               7.93%              21.58%            43.69%
Ratio of net expenses to average net assets+                                0.70%**             0.90%             0.90%
Ratio of net investment income to average net assets+                       7.62%**             8.28%            11.46%
Portfolio turnover rate                                                       41%**               49%               33%
Net assets, end of period (in thousands)                                 $22,136             $ 7,416           $ 4,283
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.70%**             0.91%             1.23%
 Net investment income                                                      7.62%**             8.27%            11.13%
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                               0.70%**             0.90%             0.90%
 Net investment income                                                      7.62%**             8.28%            11.46%
==========================================================================================================================



-------------------------------------------------------------------------------------------------------
                                                                           Year Ended    7/6/07 (a) to
                                                                           10/31/08      10/31/07
-------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                       $  12.31      $  12.65
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   1.07      $   0.33
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                               (4.37)        (0.35)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  (3.30)     $  (0.02)
Distributions to shareowners:
 Net investment income                                                        (1.11)        (0.32)
 Net realized gain                                                            (0.11)          --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  (4.52)     $  (0.34)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   7.79      $  12.31
=======================================================================================================
Total return*                                                                (29.21)%       (0.09)%(b)
Ratio of net expenses to average net assets+                                   0.90%         0.69%**
Ratio of net investment income to average net assets+                          9.85%         8.30%**
Portfolio turnover rate                                                          25%           31%(b)
Net assets, end of period (in thousands)                                   $  2,366      $     97
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.11%         0.69%**
 Net investment income                                                         9.64%         8.30%**
Ratios with waiver of fees by the Adviser and reduction for
 fees paid indirectly:
 Net expenses                                                                  0.90%         0.69%**
 Net investment income                                                         9.85%         8.30%**
=======================================================================================================

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer Global High Yield Fund | Semiannual Report | 4/30/11  67

Notes to Financial Statements | 4/30/11 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited


68    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11
information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    69

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At April 30, 2011, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.67% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.


70    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 9.)


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2010 was as follows:


-------------------------------------------------
                                             2010
-------------------------------------------------
   Distributions paid from:
   Ordinary income                   $163,595,781
-------------------------------------------------
      Total                          $163,595,781
=================================================

                 Pioneer Global High Yield Fund | Semiannual Report | 4/30/11
71

   The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2010:


-------------------------------------------------------
                                                   2010
-------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income        $    4,565,988
   Capital loss carryforward              (289,329,562)
   Current year dividend payable            (3,361,514)
   Unrealized appreciation                  68,413,126
-------------------------------------------------------
      Total                             $ (219,711,962)
=======================================================


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, and the tax-basis adjustments on partnerships and interest on defaulted bonds.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $91,815 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2011.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.


72    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


I. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    73
   default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

   The Fund had no credit default swap contracts in the portfolio at April 30, 2011.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% of the excess over $2 billion. For the six months ended April 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the average daily net assets.


74    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A, Class B, Class C and Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $111,277 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2011, such out-of-pocket expenses by class of shares were as follows:


-----------------------------------------------
 Shareholder Communications:
-----------------------------------------------
 Class A                             $  340,858
 Class B                                 32,777
 Class C                                151,145
 Class Y                                567,253
 Class Z                                  1,675
-----------------------------------------------
    Total                            $1,093,708
===============================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $388,857 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2011.


4. Basis for Consolidation for the Pioneer Global High Yield Fund

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    75
of April 30, 2011, the Subsidiary represented approximately $4,565,022 or approximately 0.1% of the net assets of the Fund.


5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,142 in distribution fees payable to PFD at April 30, 2011.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2011, CDSCs in the amount of $119,875 were paid to PFD.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility.


76    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. As of April 30, 2011, there were no borrowings outstanding.


7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2011, the Fund's expenses were not reduced under such arrangements.


8. Unfunded Loan Commitments

As of April 30, 2011, the fund had unfunded loan commitments of approximately $1,099,060 (excluding unrealized depreciation on those commitments of $1,819 as of April 30, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreements:


--------------------------------------------------------------------------------------------------
                                                                                        Net
                                                                                        Unrealized
Loan                                           Shares      Cost          Value          Loss
--------------------------------------------------------------------------------------------------
National Specialty Hospitals, Inc., Initial
 Term Loan                                     746,287     $746,287      $745,354       $   (933)
--------------------------------------------------------------------------------------------------
Physician Oncology Services LLP, Delayed
 Draw Term Loan                                354,592     $354,592      $353,705       $   (886)
--------------------------------------------------------------------------------------------------
   Total                                                                                $ (1,819)
==================================================================================================


In addition, the Fund had the following bridge loan commitments outstanding at April 30, 2011:


---------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                                         Unrealized
Loan                                         Shares       Cost          Value            Gain
---------------------------------------------------------------------------------------------------
Echostar Satellite Services LLC, Senior
 Unsecured Bridge Loan                        7,550,000   $ 7,550,000   $ 7,550,000      $--
---------------------------------------------------------------------------------------------------
Emergency Medical Services Corp.,
 Bridge Loan (First Lien)                    15,750,000   $15,750,000   $15,750,000      $--
---------------------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc.,
 Bridge Loan                                 12,400,000   $12,400,000   $12,400,000      $--
---------------------------------------------------------------------------------------------------
Kindred Healthcare, Inc., Senior Unsecured
 Bridge Loan                                 10,500,000   $10,500,000   $10,500,000      $--
---------------------------------------------------------------------------------------------------
Silgan Holdings, Inc., Senior Subordinated
 Bridge Loan                                 14,350,000   $14,350,000   $14,350,000      $--
---------------------------------------------------------------------------------------------------
   Total                                                                                 $--
===================================================================================================


9. Forward Foreign Currency Contracts

During the six months ended April 30, 2011, the Fund entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    77
the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. At April 31, 2011, the Fund's gross forward currency settlement contracts receivable and payable were $956,472 and $955,582 respectively, resulting in a net receivable of $890. The average value of contracts open during the six months ended April 30, 2011 was $14,518,909.

Open portfolio hedges at April 30, 2011 were as follows:


-------------------------------------------------------------------------------------------------
                                                                                    Net
                             Contracts to      In Exchange       Settlement         Unrealized
Currency                     Deliver           For               Date               Gain/(Loss)
-------------------------------------------------------------------------------------------------
EUR (European Dollar)         (1,300,000)      $  (1,791,361)    6/08/11            $   (135,478)
EUR
 (European Dollar)           (10,500,000)      $ (14,541,118)    6/15/11            $ (1,018,675)
-------------------------------------------------------------------------------------------------
   Total                                                                            $ (1,154,153)
=================================================================================================


10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2011 were as follows:


                                 Asset Derivatives 2011        Liabilities Derivatives 2011
                               ----------------------------   ------------------------------
                               Balance Sheet                   Balance Sheet
Derivatives                    Location              Value     Location           Value
--------------------------------------------------------------------------------------------
Foreign Exchange Contracts     Receivables           $890      Payables           $1,154,153
--------------------------------------------------------------------------------------------
   Total                                             $890                         $1,154,153
============================================================================================


The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2011 was as follows:


-------------------------------------------------------------------------------------------------
                                                                                  Change in
                                                               Realized Gain      Unrealized Gain
                                                               or (Loss) on       or (Loss) on
                                                               Derivatives        Derivatives
                     Location of Gain or (Loss) On             Recognized         Recognized
Derivatives          Derivatives Recognized in Income          in Income          in Income
-------------------------------------------------------------------------------------------------
Foreign Exchange     Net realized loss on forward foreign
Contracts            currency contracts and other assets
                     and liabilities denominated in foreign
                     currencies                                                   $3,067,050

Foreign Exchange     Change in unrealized gain on forward
Contracts            foreign currency contracts and other
                     assets and liabilities denominated in
                     foreign currencies                        $(3,205,051)

78    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    79

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


80    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2010, in the fifth quintile of its Morningstar category for the three year period ended June 30, 2010, and in the second quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield of the Fund for the twelve months ended June 30, 2010 compared favorably to the yield of the Fund's benchmark for the same period. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted that the Fund's asset-weighted management fee for its latest fiscal year end was four


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    81
basis points higher than the median of the Fund's peer group and one basis point higher than the last fund in the third quintile of the Fund's peer group. The Trustees also considered that the Fund's peer group was largely comprised of funds investing primarily in U.S. securities and that funds investing substantially in non-U.S. securities, like the Fund, tend to have higher management fees.

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the Fund's expense ratio was three basis points higher than the median expense ratio of its peer group. The Trustees also considered the impact of the Fund's management fee and non-management fee expenses on the Fund's expense ratio. The Trustees considered the contractual expense limitation agreed to by PIM with respect to the Fund.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


82    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/11    83

Trustees, Officers and Service Providers

Trustees                                      Officers
John F. Cogan, Jr., Chairman                  John F. Cogan, Jr., President
David R. Bock                                 Daniel K. Kingsbury, Executive
Mary K. Bush                                    Vice President
Benjamin M. Friedman                          Mark E. Bradley, Treasurer
Margaret B.W. Graham                          Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


84    Pioneer Global High Yield Fund | Semiannual Report | 4/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site:                                 www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Global Aggregate
Bond Fund
--------------------------------------------------------------------------------
Semiannual Report | April 30, 2011
--------------------------------------------------------------------------------


Ticker Symbols:

Class A   PGABX
Class C   PGCBX
Class Y   PGYBX



[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          34

Notes to Financial Statements                                                 41

Approval of Investment Advisory Agreement                                     51

Trustees, Officers and Service Providers                                      55


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    1

President's Letter

Dear Shareowner,

The U.S. economy is moving forward on a slow path to recovery. We believe the theme for the economy in 2011 may be modest but positive growth. The private sector is showing signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to a steady recovery remain substantial, including the continued delays in the housing sector's recovery, rising oil prices, and the fiscal drag of U.S. federal and state budget cuts. We are concerned about the long-term risk of inflation in an environment of accommodative Fed policy, continued low nominal and "real" interest rates and rising commodity prices.

The recovery process may occur more slowly than many would like, and will almost certainly be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest. Through the first quarter of 2011, although bonds remained popular with investors, we believed there was value in the equity market. In both equity and bond markets, we are finding good opportunities to invest using the same disciplined approach we have used at Pioneer since 1928, which is to focus on identifying undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, even though equity valuations seemed quite reasonable and were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11
www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    3

Portfolio Management Discussion | 4/30/11

With the support of an improving global economy, corporate bonds and other securities with credit risk outpaced government debt during the six months ended April 30, 2011. In the following interview, Charles Melchreit discusses the factors that affected the performance of Pioneer Global Aggregate Bond Fund during the six-month period. Mr. Melchreit, vice president and portfolio manager at Pioneer, is a member of Pioneer's fixed-income team and is responsible for the daily management of the Fund along with Mr. Tanguy Le Saout, Head of Government Bond and Value-at-Risk (VaR) Portfolios for Pioneer in Europe.

Q  How did the Fund perform during the six months ended April 30, 2011?

A Pioneer Global Aggregate Bond Fund Class A shares returned 2.35% at net asset value over the six months ended April 30, 2011, while the Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the Barclays Index), returned 1.72%. Over the same period, the average return of the 178 mutual funds in Lipper's Global Income Funds category was 2.03%. On April 30,
   2011, the 30-day standardized SEC yield of the Fund's Class A shares was 2.28%.

Q What was the investment environment like for global fixed-income securities during the six months ended April 30, 2011?

A Investment-grade securities produced positive results for the six-month period, with credit-sensitive securities outperforming government debt. As evidence accumulated that the global economy had emerged from recession, higher-yielding, lower-quality debt -- especially corporate bonds -- outpaced higher-quality securities carrying little credit exposure. In addition to corporate bonds, asset-backed securities also performed better than low-yielding sovereign government debt, which struggled both on fears of increasing inflationary pressures and concerns about the sovereign debt woes of some governments in Europe. In world currency markets, the euro strengthened against the U.S. dollar, as investors were attracted to the higher interest rates available in Europe. Late in the six-month period, the yen weakened against the dollar because of central bank currency intervention following the March 2011 earthquake and tsunami in Japan.

Q What were your principal investment strategies for the Fund over the six months ended April 30, 2011, and how did they affect the Fund's performance?

A Our focus on corporate bonds and other credit-sensitive, investment-grade securities helped the Fund outperform both the Barclays Index and its Lipper peers during the period. In addition, the Fund's overall currency


4    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11
   positioning helped performance, as 43% of the Fund's net assets, on average, were held in securities denominated in foreign currencies.

   We maintained a large overweight to corporate bonds in the Fund's portfolio, representing 28% of net assets on average, compared with a 16% weighting in the Barclays Index benchmark. Most of the Fund's exposure to corporate bonds was held in investment-grade debt. The Fund also was overweighted to mortgage-backed and asset-backed securities (MBS and ABS), which represented 21% of net assets on average, compared with a 17% weighting in the Barclays Index. Consistent with that positioning, U.S. Treasuries were significantly underweighted, representing an average 6% of the Fund's net assets, compared with a 17% weighting in the Barclays Index. An underweighted position in non-U.S. sovereign debt also helped performance, as the Fund's exposure to the asset class represented, on average, about 30% of net assets, compared with 36% in the Barclays Index.

   In the Fund's currency positioning, overweighted exposures to the currencies of Australia, Canada, Norway and Sweden all helped contribute to outperformance of the benchmark, overcoming the negative effects of an underweighted position in the euro, which gained against the dollar. We de-emphasized the euro in the Fund's portfolio due to our concerns about the sovereign government credit problems in Europe, as governments such as Greece, Ireland and Portugal faced severe debt problems. However, the euro performed better than we anticipated, helped by the higher interest rates available in Europe as compared with the U.S.

   Because we were concerned about the risk that interest rates would begin to rise and undermine the value of bonds, we maintained a shorter duration in the Fund's portfolio than that of Barclays Index, and the strategy helped the Fund's performance. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) At the end of the period, on April 30, 2011, the Fund's effective duration was 5.00 years.

Q What types of investments tended to have the greatest influence on the Fund's performance, either positively or negatively, during the six months ended April 30, 2011?

A The currency exposures of individual securities tended to have the greatest impact on the Fund's relative performance. In particular, the Fund's investments in Swedish Treasury bonds, short-term Australian debt, and Canadian Housing Trust securities all provided a boost to performance when the underlying currencies strengthened. Conversely, a position in a 30-year Treasury bond held back performance, as did a small Fund investment in a government security issued by Portugal. Investments in several Japanese government securities also detracted from the Fund's relative performance late in the period, as the Japanese yen weakened following the earthquake and tsunami.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    5

Q Did the Fund invest in any derivative securities during the six months ended April 30, 2011, and, if so, did they have a material effect on performance?

A The Fund did invest in currency forward contracts to reduce its exposure to the euro. The investments had a slight negative effect on Fund performance when the euro strengthened. The Fund also invested in some U.S. Treasury futures contracts, but the contracts did not have an impact on the Fund's performance.

Q  What is your investment outlook?

A We anticipate that interest rates will move higher, especially in the United States, where we think the greatest risk is that the Federal Reserve Board will wait too long and allow inflationary pressures to build before tightening monetary policy. We already have seen interest rates in Europe move higher because of the higher risks associated with sovereign government debt as well as rising inflation.

   In general, we think corporate bonds and other credit-sensitive securities, both in the United States and in other developed economies, are fairly priced and remain attractive as investment opportunities in light of our expectation that the global economy should continue to expand. As a consequence, we have maintained an overweight position to corporate credit in the Fund's portfolio. One notable exception to this view, however, pertains to the debt of major European banks. We have underweighted the Fund significantly to investments in those securities, both because of the banks' exposure to sovereign government problems in Europe and because of the residual effects of the banks' early investments in U.S. housing-related debt.

   We have a positive view of opportunities in the MBS and ABS groups, where we believe judicious security selection can add solid return potential. We have a more favorable view of U.S. commercial mortgages, as well as foreign asset-backed securities (excluding some housing-related bonds from peripheral European markets, such as Spain and Ireland).

   Looking ahead, we see improving opportunities in some global markets, including those in higher-quality securities in Asia (ex-Japan), as several economies in the region are supported by strong fiscal policies and expanding middle classes that can support continued economic growth.


Please refer to the Schedule of Investments on pages 15-33 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or


6    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11
emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    7

Portfolio Summary | 4/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                    35.2%
U.S. Corporate Bonds                                                        30.6%
Collateralized Mortgage Obligations                                         14.8%
U.S. Government Securities                                                  10.8%
Asset Backed Securities                                                      5.0%
Municipal Bonds                                                              2.7%
Preferred Stocks                                                             0.5%
Convertible Corporate Bonds                                                  0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

  1. Japan Government 5-Yr, 1.2%, 3/20/12                                   2.90%
--------------------------------------------------------------------------------
  2. U.S. Treasury Notes, 4.75%, 2/15/41                                    2.33
--------------------------------------------------------------------------------
  3. International Bank Recon & Development, Ltd., 5.75%, 10/21/19          1.92
--------------------------------------------------------------------------------
  4. Bundesrepublik Deutschland, 6.5%, 7/4/27                               1.88
--------------------------------------------------------------------------------
  5. Japan Government 10-Yr, 1.7%, 9/20/16                                  1.65
--------------------------------------------------------------------------------
  6. Canadian Government Bond, 2.0%, 6/1/16                                 1.62
--------------------------------------------------------------------------------
  7. Federal National Mortgage Association, 6.5%, 4/1/38                    1.56
--------------------------------------------------------------------------------
  8. Canada Housing Trust No. 1, 3.55%, 9/15/13                             1.55
--------------------------------------------------------------------------------
  9. U.S. Treasury Inflation Notes, 2.5%, 1/15/29                           1.51
--------------------------------------------------------------------------------
 10. France Government Bond OAT, 3.0%, 10/25/15                             1.41
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Prices and Distributions | 4/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                       4/30/11                     10/31/10
--------------------------------------------------------------------------------
       A                          $11.27                      $11.19
--------------------------------------------------------------------------------
       C                          $11.28                      $11.19
--------------------------------------------------------------------------------
       Y                          $11.30                      $11.22
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-4/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment       Short-Term        Long-Term
     Class            Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
      A               $0.1770             $ --              $ --
--------------------------------------------------------------------------------
      C               $0.1280             $ --              $ --
--------------------------------------------------------------------------------
      Y               $0.1786             $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 10-12.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    9

Performance Update | 4/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2011)
-------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
-------------------------------------------------------------------
Life-of-Class
(12/28/07)                             7.28%        5.82%
1 Year                                10.16         5.19
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                       2.35%        1.00%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                  9,550                         10,000
 4/08                  9,982                         10,460
 4/09                  9,646                         10,229
 4/10                 11,020                         11,176
 4/11                 12,140                         12,345

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2011)
------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
------------------------------------------------------------
Life-of-Class
(12/28/07)                            6.41%         6.41%
1 Year                                9.38          9.38
------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
------------------------------------------------------------
                                      Gross       Net
------------------------------------------------------------
                                      3.00%       1.90%
------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                 10,000                         10,000
 4/08                 10,429                         10,460
 4/09                  9,976                         10,229
 4/10                 11,309                         11,176
 4/11                 12,370                         12,345

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    11

Performance Update| 4/30/11                                       Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2011)
------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
------------------------------------------------------------
Life-of-Class
(12/28/07)                             7.42%         7.42%
1 Year                                10.23         10.23
------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2011)
------------------------------------------------------------
                                      Gross         Net
------------------------------------------------------------
                                       1.86%         1.86%
------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                 5,000,000                     5,000,000
 4/08                 5,227,750                     5,229,772
 4/09                 5,054,129                     5,114,537
 4/10                 5,790,645                     5,588,203
 4/11                 6,382,956                     6,172,351

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from November 1, 2010, through April 30, 2011.

--------------------------------------------------------------------------------
 Share Class                             A                C                Y
--------------------------------------------------------------------------------
 Beginning Account Value             $1,000.00        $1,000.00        $1,000.00
 on 11/1/10
--------------------------------------------------------------------------------
 Ending Account Value                $1,023.50        $1,019.80        $1,023.60
 (after expenses) on 4/30/11
--------------------------------------------------------------------------------
 Expenses Paid During Period*            $5.02            $9.52            $5.32
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 1.06% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 181/365.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2010, through April 30, 2011.

--------------------------------------------------------------------------------
 Share Class                             A               C               Y
--------------------------------------------------------------------------------
 Beginning Account Value             $1,000.00       $1,000.00       $1,000.00
 on 11/1/10
--------------------------------------------------------------------------------
 Ending Account Value                $1,019.84       $1,015.37       $1,019.54
 (after expenses) on 4/30/11
--------------------------------------------------------------------------------
 Expenses Paid During Period*            $5.01           $9.49           $5.31
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 1.06% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 181/365.


14    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Schedule of Investments | 4/30/11 (unaudited)

----------------------------------------------------------------------------------------------------------
Principal           Floating      S&P/Moody's
Amount ($)          Rate (b)      Ratings                                                      Value
----------------------------------------------------------------------------------------------------------
                                                  CONVERTIBLE CORPORATE BONDS -- 0.3%
                                                  ENERGY -- 0.1%
                                                  Coal & Consumable Fuels -- 0.1%
20,000                               BB-/NR       Massey Energy Co., 3.25%, 8/1/15             $    22,525
                                                                                               -----------
                                                  Total Energy                                 $    22,525
----------------------------------------------------------------------------------------------------------
                                                  SEMICONDUCTORS -- 0.2%
35,000                                A-/NR       Intel Corp., 2.95%, 12/15/35                 $    37,319
                                                                                               -----------
                                                  Total Semiconductors                         $    37,319
----------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                                  (Cost $49,307)                               $    59,844
----------------------------------------------------------------------------------------------------------
 Shares
                                                  PREFERRED STOCKS -- 0.5%
                                                  BANKS -- 0.3%
                                                  Diversified Banks -- 0.3%
    50                                            Wells Fargo & Co., 7.5%, 12/31/49            $    53,974
                                                                                               -----------
                                                  Total Banks                                  $    53,974
----------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 0.2%
                                                  Diversified Financial Services -- 0.2%
 1,000                                            Citigroup Capital XIII, 7.875%, 10/30/40     $    27,760
                                                                                               -----------
                                                  Total Diversified Financials                 $    27,760
----------------------------------------------------------------------------------------------------------
                                                  TOTAL PREFERRED STOCKS
                                                  (Cost $78,884)                               $    81,734
----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------------
                                                  ASSET BACKED SECURITIES -- 4.6%
                                                  MATERIALS -- 1.0%
                                                  Paper Products -- 0.4%
50,000                               AAA/Aaa      Chester Asset Receivables Dealings,
                                                  0.99338%, 4/15/16                            $    81,238
----------------------------------------------------------------------------------------------------------
                                                  Precious Metals & Minerals -- 0.1%
20,597                  5.91         AA/Aa2       Origen Manufactured Housing, Floating
                                                  Rate Note, 1/15/35                           $    21,713
----------------------------------------------------------------------------------------------------------
                                                  Steel -- 0.5%
50,000                               AAA/Aa2      First NLC Trust, 0.74719%, 9/25/35           $    46,553
32,154                  0.68         AA+/Aa3      Nomura Home Equity Loan, Inc., Floating
                                                  Rate Note, 5/25/35                                30,918
                                                                                               -----------
                                                                                               $    77,471
                                                                                               -----------
                                                  Total Materials                              $   180,422
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    15

-------------------------------------------------------------------------------------------------------
Principal       Floating     S&P/Moody's
Amount ($)       ate (b)     Ratings                                                        Value
-------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.9%
                                              Auto Parts & Equipment -- 0.9%
50,000                          AAA/NR        Ford Auto Securitization, 2.431%,
                                              11/17/14                                      $   158,645
                                                                                            -----------
                                              Total Automobiles & Components                $   158,645
-------------------------------------------------------------------------------------------------------
                                              BANKS -- 1.2%
                                              Diversified Banks -- 0.1%
19,614              0.24        AAA/Aa1       Wells Fargo Home Equity, Floating Rate
                                              Note, 4/25/37                                 $    19,067
-------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 1.1%
 6,996                         BBB/Baa3       Citigroup Mortgage Loan,
                                              0.34606%, 1/25/37                             $     6,784
25,000              0.74        AA+/A3        Countrywide Asset Backed Certificates,
                                              Floating Rate Note, 11/25/35                       23,309
26,105              0.63       AAA/Baa2       Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 1/25/36                        24,571
32,262              5.07        AAA/Ba2       Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 12/25/35                       30,815
10,707              5.56        AAA/A2        CRMSI 2006-2 A3, Floating Rate Note,
                                              9/25/36                                            10,741
 8,307              0.69         A/A2         GSAMP Trust, Floating Rate Note,
                                              3/25/35                                             7,968
 8,748              0.64        AAA/Aa1       GSAMP Trust, Floating Rate Note,
                                              9/25/35                                             8,429
 4,684              0.32         B/Ba3        Morgan Stanley ABS Capital, Inc., Floating
                                              Rate Note, 12/25/36                                 4,449
   242              0.31        A-/Caa2       Morgan Stanley Ixis Real Estate, Floating
                                              Rate Note, 11/25/36                                   234
41,322              0.52        AAA/Aa3       Option One Mortgage Loan Trust, Floating
                                              Rate Note, 11/25/35                                39,259
20,000              0.67        AA+/A3        RASC 2005-KS7 M1, Floating Rate Note,
                                              8/25/35                                            19,117
                                                                                            -----------
                                                                                            $   175,676
                                                                                            -----------
                                              Total Banks                                   $   194,743
-------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.8%
                                              Diversified Financial Services -- 0.5%
12,177                           AA/NR        DT Auto Owner Trust, 5.92%, 10/15/15          $    12,222
27,509                          NR/Aaa        Edelweiss Auto Funding, Ltd., 1.317%,
                                              1/11/14                                            40,450
50,000              0.75        AA-/A3        Long Beach Mortgage Loan Trust, Floating
                                              Rate Note, 4/25/35                                 45,397
                                                                                            -----------
                                                                                            $    98,069
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.3%
    33,697         5.32         NR/Baa1       Irwin Home Equity Corp., Floating Rate
                                              Note, 6/25/35                              $    32,625
     9,559         0.63         AAA/Aaa       New Century Home Equity Loan, Floating
                                              Rate Note, 3/25/35                               8,516
                                                                                         -----------
                                                                                         $    41,141
                                                                                         -----------
                                              Total Diversified Financials               $   139,210
----------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.4%
                                              Mortgage Real Estate Investment Trust -- 0.4%
    25,000                       A+/NR        FREMF Mortgage Trust,
                                              4.437%, 11/25/17                           $    24,260
    35,000                       NR/NR        FREMF Mortgage Trust,
                                              5.163344%, 9/25/45                              35,005
                                                                                         -----------
                                                                                         $    59,265
                                                                                         -----------
                                              Total Real Estate                          $    59,265
----------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.3%
    50,000                      AAA/Aaa       FHR 3211 PB, 5.5%, 2/15/33                 $    53,721
                                                                                         -----------
                                              Total Government                           $    53,721
----------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $761,687)                            $   786,006
----------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 13.8%
                                              MATERIALS -- 0.3%
                                              Forest Products -- 0.3%
    50,000                      AAA/Aa1       TSTAR 2006-1A A, 5.668%, 10/15/36          $    54,142
                                                                                         -----------
                                              Total Materials                            $    54,142
----------------------------------------------------------------------------------------------------
                                              BANKS -- 9.9%
                                              Thrifts & Mortgage Finance -- 9.9%
    28,449                      NR/Ba2        Bank of America Alternative Loan Trust,
                                              5.0%, 7/25/19                              $    28,930
    22,649                      NR/Baa3       Bank of America Alternative Loan Trust,
                                              6.0%, 3/25/34                                   23,217
    31,012         0.71          NR/A1        Bank of America Alternative Loan Trust,
                                              Floating Rate Note, 12/25/33                    29,425
    36,266                      AAA/Aa3       Bank of America Alternative Loan Trust,
                                              5.75%, 4/25/33                                  37,938
    17,885                      NR/Baa2       Bank of America Alternative Loan Trust,
                                              5.5%, 9/25/33                                   18,459
    25,408                      AAA/NR        Bank of America Funding Corp.,
                                              5.5%, 1/25/36                                   26,155
   189,040                      AAA/A1        Bayview Commercial Asset Trust,
                                              2.65868%, 7/25/37                               16,541
   116,686                       AA/A3        Bayview Commercial Asset Trust,
                                              2.83149%, 9/25/37                               11,564

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    17

-------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                         Value
-------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
  100,000                        AAA/Aaa      Beluga Master Issuer BV,
                                              1.181%, 4/28/99                               $   146,099
   22,479                        AAA/Aaa      Citigroup Commercial Mortgage,
                                              4.639%, 5/15/43                                    22,640
   10,419                        AAA/Ba1      Countrywide Alternative Loan Trust,
                                              4.25%, 4/25/34                                     10,475
   13,738                        AAA/B2       Countrywide Alternative Loan Trust,
                                              5.5%, 1/25/35                                      13,922
   22,992                        AAA/NR       Countrywide Alternative Loan Trust,
                                              5.5%, 8/25/34                                      22,655
   17,649                        AAA/Ba2      Countrywide Alternative Loan Trust,
                                              5.5%, 4/25/34                                      17,830
   25,962          0.71          AAA/NR       Countrywide Alternative Loan Trust,
                                              Floating Rate Note, 8/25/18                        24,828
   35,983                       AAA/Baa3      Countrywide Home Loan Mortgage Pass
                                              Through Trust, 4.867257%, 12/25/33                 34,046
  100,000                        NR/Aaa       Darrowby Plc, 2.3373%, 12/20/43                   167,272
1,400,000                       BBB/Baa2      Extended Stay America Trust,
                                              1.165%, 1/5/16                                     27,145
   20,876                         A-/NR       First Horizon Asset Securities, Inc.,
                                              6.0%, 5/25/36                                      20,998
   16,955                        AAA/Aaa      GS Mortgage Securities Corp., II,
                                              7.12%, 11/18/29                                    17,961
   25,443                        AAA/Ba2      JP Morgan Mortgage Trust, 6.0%, 8/25/34            23,723
   15,000                        AAA/Aaa      JPMCC 2002-C3 B, 5.146%, 7/12/35                   15,587
    7,994          4.98          AAA/A2       JPMMT 2004-A1 3A1, Floating Rate Note,
                                              2/25/34                                             8,138
   34,000                        BBB+/NR      LB-UBS Commercial Mortgage,
                                              5.616%, 10/15/35                                   33,278
   22,369                        AAA/A3       Lehman Brothers Small Balance
                                              Commercial, 5.41%, 12/25/36                        22,025
   25,884                        AAA/NR       Master Alternative Loans Trust,
                                              5.5%, 2/25/35                                      26,643
   21,718                        AAA/NR       Master Alternative Loans Trust,
                                              4.5%, 1/25/15                                      21,707
   14,358                         AA/NR       Master Alternative Loans Trust,
                                              5.5%, 10/25/19                                     14,521
   33,537                        AAA/AAA      Master Alternative Loans Trust,
                                              6.0%, 7/25/34                                      33,882
   15,969          6.73          BBB/NR       Master Seasoned Securities Trust, Floating
                                              Rate Note, 9/25/32                                 16,766
    6,942                        AAA/Aaa      Merrill Lynch Mortgage Trust,
                                              4.556%, 6/12/43                                     7,023
   28,946                        AAA/A1       MLCC Mortgage Investors, Inc.,
                                              0.48344%, 3/25/30                                  26,177
   16,743          0.49         AAA/Baa2      MLCC Mortgage Investors, Inc., Floating
                                              Rate Note, 4/25/29                                 15,755

The accompanying notes are an integral part of these financial statements.


18    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
  100,000                        NR/NR        Morgan Stanley Remic Trust,
                                              5.0%, 11/26/36                              $   100,000
  139,198                       AAA/NR        Paragon Secured Finance Plc,
                                              1.1375%, 11/15/35                               213,398
    9,984                      BBB/Baa1       RAAC Series, 6.0%, 1/25/32                       10,091
   26,306                       AAA/NR        Residential Asset Securitization Trust,
                                              5.5%, 7/25/35                                    25,228
   28,300                        A+/NR        Residential Asset Securitization Trust,
                                              5.5%, 2/25/35                                    28,547
   27,835          0.43        AAA/Baa2       Sequoia Mortgage Trust, Floating Rate
                                              Note, 3/20/35                                    23,000
   39,215                       AAA/Aaa       Wachovia Bank Commercial Mortgage,
                                              4.957%, 8/15/35                                  39,418
6,004,139          0.01         AAA/Aaa       Wachovia Bank Commercial Mortgage
                                              Trust, Floating Rate Note, 6/15/45                8,113
    5,893                        BB/NR        WaMu Mortgage Pass Through Certificates,
                                              4.82069%, 9/25/35                                 5,797
   30,564                       AAA/NR        WaMu Mortgage Pass Through Certificates,
                                              2.73272%, 1/25/35                                29,988
   18,119          0.49        AAA/Caa1       WaMu Mortgage Pass-Through Certificates,
                                              Floating Rate Note, 4/25/45                      15,457
   97,334                       NR/Aaa        Wells Fargo Commercial Mortgage,
                                              3.349%, 10/15/57                                 98,153
   20,103                        A/B1         Wells Fargo Mortgage, 5.5%, 10/25/35             20,274
   15,086          0.00          A-/NR        Wells Fargo Mortgage Backed, Floating
                                              Rate Note, 4/25/36                               14,895
   32,758                       AAA/A1        Wells Fargo Mortgage Backed Securities
                                              Trust, 5.0%, 11/25/36                            33,068
   23,803                        NR/B1        Wells Fargo Mortgage Backed Securities
                                              Trust, 5.75%, 3/25/36                            23,402
                                                                                          -----------
                                                                                          $ 1,672,154
                                                                                          -----------
                                              Total Banks                                 $ 1,672,154
-----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 3.2%
                                              Consumer Finance -- 0.0%
   12,150                       AAA/Aaa       GMAC Mortgage Corp., Loan Trust, 5.5%,
                                              11/25/33                                    $    12,272
-----------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- 2.2%
   21,919                       AA-/NR        Bank of America Mortgage Securities,
                                              5.5%, 11/25/34                              $    22,949
    7,100                       AAA/NR        Bank of America Mortgage Securities,
                                              5.75%, 1/25/35                                    7,375
   20,316          2.75         AAA/Aaa       Bank of America Mortgage Securities,
                                              Floating Rate Note, 6/25/34                      18,913
   12,705          5.12         AAA/NR        Bank of America Mortgage Securities,
                                              Floating Rate Note, 9/25/35                      12,182

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    19

-------------------------------------------------------------------------------------------------------
Principal       Floating      S&P/Moody's
Amount ($)      Rate (b)      Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- (continued)
     7,519                      AAA/NR        Bank of America Mortgage Securities, Inc.,
                                              5.0%, 8/25/33                                 $     7,510
     8,094                       NR/A2        Citicorp Mortgage Securities, Inc.,
                                              5.5%, 3/25/35                                       8,149
     9,339                       NR/B1        CMSI 2006-1 3A1, 5.0%, 2/25/36                      9,410
    21,010                      AAA/Aaa       Epic Plc, 1.015%, 10/28/16                         33,530
     9,254                      AAA/Aaa       Holland Euro-Denominated Mortgage,
                                              1.096%, 8/18/39                                    13,697
    20,770          5.50        AAA/B2        RALI 2004-QS16 1A1, Floating Rate Note,
                                              12/25/34                                           21,025
    58,412                      NR/Ba1        Residential Accredited Loans, Inc.,
                                              5.0%, 5/25/19                                      58,411
    28,718                      AAA/NR        Residential Accredited Loans, Inc.,
                                              6.0%, 10/25/34                                     29,020
    21,688          0.81        AAA/Ba1       Residential Accredited Loans, Inc.,
                                              Floating Rate Note, 1/25/34                        20,235
    36,046          4.25       AAA/Baa3       Residential Accredited Loans, Inc.,
                                              Floating Rate Note, 1/25/34                        36,451
    28,255                      NR/Ba3        Residential Accredited Loans, Inc.,
                                              5.0%, 8/25/18                                      28,466
    51,486          0.81       AAA/Baa1       Residential Accredited Loans, Inc.,
                                              Floating Rate Note, 10/25/17                       50,635
                                                                                            -----------
                                                                                            $   377,958
-------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.0%
       820          5.52        NR/Aaa        Bear Stearns Commercial Mortgage,
                                              Floating Rate Note, 4/12/38                   $       820
-------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 1.0%
    17,394          0.00        AAA/NR        CW Capital Cobalt, Ltd., 5.174%, 8/15/48      $    17,791
   100,000          0.00        AAA/Aaa       Permanent Master Issuer Plc,
                                              2.577%, 7/15/42                                   147,591
                                                                                            -----------
                                                                                            $   165,382
                                                                                            -----------
                                              Total Diversified Financials                  $   556,432
-------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.4%
                                              Mortgage Real Estate Investment Trust -- 0.4%
    19,814          1.61        AA+/Aa2       Credit Suisse First Boston Mortgage,
                                              Floating Rate Note, 12/25/33                  $    19,015
    50,000                      BBB/A3        Credit Suisse First Boston Mortgage
                                              Securities Corp., 6.448%, 9/15/34                  50,005
                                                                                            -----------
                                                                                            $    69,020
                                                                                            -----------
                                              Total Real Estate                             $    69,020
-------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED MORTGAGE
                                              OBLIGATIONS
                                              (Cost $2,322,185)                             $ 2,351,748
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 29.1%
                                              ENERGY -- 2.5%
                                              Integrated Oil & Gas -- 0.1%
  23,000                       BBB+/Baa1      Marathon Oil Corp., 5.9%, 3/15/18         $    26,114
---------------------------------------------------------------------------------------------------
                                              Oil & Gas Drilling -- 0.2%
  25,000                       BBB-/Ba1       Pride International, Inc.,
                                              6.875%, 8/15/20                           $    28,893
---------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.2%
  25,000                       BBB/Baa2       Weatherford International, Ltd.,
                                              9.625%, 3/1/19                            $    32,422
---------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 0.1%
  10,000                       BBB/Baa1       Canadian National Resources, Inc.,
                                              5.9%, 2/1/18                              $    11,393
---------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.6%
  40,000                         A/A2         Motiva Enterprises LLC,
                                              5.75%, 1/15/20 (144A)                     $    44,317
  25,000                       BBB/Baa2       Spectra Energy Capital Co.,
                                              6.2%, 4/15/18                                  28,123
  21,000                       BBB/Baa2       Valero Energy Corp., 9.375%, 3/15/19           27,280
                                                                                        -----------
                                                                                        $    99,720
---------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 1.3%
  25,000                       BBB/Baa3       Buckeye Partners LP, 6.05%, 1/15/18       $    27,726
  25,000                       BBB/Baa2       DCP Midstream LP, 9.75%, 3/15/19               32,457
  40,000                        BB/Ba1        Enterprise Products Operating Co.,
                                              7.0%, 6/1/67                                   39,950
  10,000                       BBB/Baa2       Kinder Morgan Energy Co.,
                                              5.95%, 2/15/18                                 11,182
  25,000                       BBB-/Baa3      Plains All America Pipeline, LP,
                                              6.125%, 1/15/17                                27,839
  10,000                         A/A3         Questar Pipeline Co., 5.83%, 2/1/18            11,174
  30,000                       BBB-/Ba1       Rockies Express Pipeline LLC,
                                              5.625%, 4/15/20                                30,367
  10,000                       BBB/Baa2       Spectra Energy Capital LLC,
                                              6.75%, 7/15/18                                 11,272
  20,000                       BB+/Baa3       Williams Companies, Inc.,
                                              7.75%, 6/15/31                                 24,271
                                                                                        -----------
                                                                                        $   216,238
                                                                                        -----------
                                              Total Energy                              $   414,780
---------------------------------------------------------------------------------------------------
                                              MATERIALS -- 1.5%
                                              Aluminum -- 0.1%
  25,000                       BBB-/Baa3      Alcoa, Inc., 6.15%, 8/15/20               $    26,919
---------------------------------------------------------------------------------------------------
                                              Commodity Chemicals -- 0.1%
  20,000                        BB-/B1        Nova Chemicals Corp., 8.375%, 11/1/16     $    22,600
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    21

---------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.2%
   30,000                      BBB/Baa2       Holcim, Ltd., 6.0%, 12/30/19 (144A)       $    31,983
---------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.2%
   35,000                      BBB-/Baa3      AngloGold Ashanti Holdings, Ltd.,
                                              5.375%, 4/15/20                           $    35,995
---------------------------------------------------------------------------------------------------
                                              Fertilizers & Agricultural Chemicals -- 0.2%
   25,000                       BB+/Ba1       CF Industries Holdings, Inc.,
                                              6.875%, 5/1/18                            $    28,219
---------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.1%
   15,000                       BBB/Ba1       Georgia-Pacific LLC, 5.4%, 11/1/20        $    15,133
---------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.2%
   25,000                      BBB/Baa2       Cytec Industries, Inc., 8.95%, 7/1/17     $    30,882
---------------------------------------------------------------------------------------------------
                                              Steel -- 0.4%
   30,000                      BBB-/Baa3      ArcelorMittal, SA, 6.125%, 6/1/18         $    32,458
   25,000                      BBB-/Baa3      Commercial Metals Co., 7.35%, 8/15/18          27,260
                                                                                        -----------
                                                                                        $    59,718
                                                                                        -----------
                                              Total Materials                           $   251,449
---------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 1.9%
                                              Aerospace & Defense -- 0.2%
   30,000                       BB/Ba3        Esterline Technologies, Inc.,
                                              6.625%, 3/1/17                            $    31,425
---------------------------------------------------------------------------------------------------
                                              Building Products -- 0.3%
   55,000                       BBB/Ba2       Masco Corp., 7.125% 3/15/20               $    57,415
---------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery & Heavy Trucks -- 0.1%
   10,000                      BBB+/Baa2      Cummins, Inc., 6.75%, 2/15/27             $    10,702
---------------------------------------------------------------------------------------------------
                                              Electrical Component & Equipment -- 0.2%
   25,000                       B+/Ba2        Belden CDT, Inc., 7.0%, 3/15/17           $    25,813
---------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.3%
3,000,000                      BBB/Baa3       Genworth Financial Assurance Holdings,
                                              Inc., 1.6%, 6/20/11                       $    36,858
   10,000                       A-/Baa1       Tyco International Finance SA,
                                              8.5%, 1/15/19                                  12,767
                                                                                        -----------
                                                                                        $    49,625
---------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.2%
   15,000                      BBB+/Baa1      Ingersoll-Rand Global Holding, Inc.,
                                              9.5%, 4/15/14                             $    18,062
   20,000                      BBB-/Baa3      Valmont Industries, Inc.,
                                              6.625%, 4/20/20                                21,501
                                                                                        -----------
                                                                                        $    39,563
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.6%
    55,000                     BBB-/BBB-      Aviation Capital Group Corp.,
                                              6.75%, 4/6/21                              $    55,431
    40,000                     BBB/Baa1       GATX Financial Corp., 6.0%, 2/15/18             43,265
                                                                                         -----------
                                                                                         $    98,696
                                                                                         -----------
                                              Total Capital Goods                        $   313,239
----------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                              Office Services & Supplies -- 0.2%
    25,000                      BBB+/A2       Pitney Bowes, Inc., 5.6%, 3/15/18          $    26,668
                                                                                         -----------
                                              Total Commercial Services & Supplies       $    26,668
----------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.3%
                                              Airlines -- 0.1%
    15,000                      A-/Baa2       Delta Air Lines, Inc., 4.95%, 11/23/19     $    15,000
----------------------------------------------------------------------------------------------------
                                              Railroads -- 0.2%
    25,000                      BBB+/A3       Burlington Santa Fe Corp.,
                                              5.75%, 3/15/18                             $    28,226
                                                                                         -----------
                                              Total Transportation                       $    43,226
----------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.7%
                                              Automobile Manufacturers -- 0.7%
   100,000                       A-/A3        BMW Australia Finance, Ltd.,
                                              6.5%, 2/28/14                              $   110,271
    10,000                     BBB+/Baa2      Nissan Motor Acceptance Corp.,
                                              4.5%, 1/30/15 (144A)                            10,514
                                                                                         -----------
                                                                                         $   120,785
                                                                                         -----------
                                              Total Automobiles & Components             $   120,785
----------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.2%
                                              Household Appliances -- 0.2%
    25,000                     BBB-/Baa3      Whirlpool Corp., 5.5%, 3/1/13              $    26,603
                                                                                         -----------
                                              Total Consumer Durables & Apparel          $    26,603
----------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.7%
                                              Casinos & Gaming -- 0.2%
    25,000                     BBB/Baa2       International Game Technology, Inc.,
                                              7.5%, 6/15/19                              $    28,765
----------------------------------------------------------------------------------------------------
                                              Education Services -- 0.5%
    30,000                      AAA/Aaa       Leland Stanford Junior University,
                                              4.75%, 5/1/19                              $    32,399
    50,000                      AAA/Aaa       Yale University, 2.9%, 10/15/14                 52,231
                                                                                         -----------
                                                                                         $    84,630
                                                                                         -----------
                                              Total Consumer Services                    $   113,395
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    23

----------------------------------------------------------------------------------------------------
Principal       Floating     S&P/Moody's
Amount ($)      Rate (b)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.3%
                                              Cable & Satellite -- 0.3%
    25,000                     BBB+/Baa1      British Sky Broadcasting, Ltd.,
                                              6.1%, 2/15/18 (144A)                       $    28,047
    10,000                     BBB/Baa2       Time Warner Cable, Inc., 8.25%, 4/1/19          12,406
     5,000                     BBB/Baa2       Time Warner Cable, Inc., 8.75, 2/14/19           6,341
                                                                                         -----------
                                                                                         $    46,794
                                                                                         -----------
                                              Total Media                                $    46,794
----------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.3%
                                              Internet Retail -- 0.3%
    50,000                     BBB-/Ba1       Expedia, Inc., 5.95%, 8/15/20              $    49,250
                                                                                         -----------
                                              Total Retailing                            $    49,250
----------------------------------------------------------------------------------------------------
                                              FOOD & DRUG RETAILING -- 0.1%
                                              Drug Retail -- 0.1%
    14,915          0.00       BBB+/Baa2      CVS Pass-Through Trust,
                                              5.773%, 1/10/33                            $    15,402
                                                                                         -----------
                                              Total Food & Drug Retailing                $    15,402
----------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.9%
                                              Agricultural Products -- 0.3%
    50,000                     BBB-/Ba1       Viterra, Inc., 5.95%, 8/1/20               $    50,536
----------------------------------------------------------------------------------------------------
                                              Brewers -- 0.1%
    20,000                      A-/Baa1       Anheuser-Busch InBev Worldwide, Inc.,
                                              7.75%, 1/15/19                             $    25,077
----------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 0.3%
    45,000                     BBB-/Baa2      Kraft Foods, Inc., 6.5%, 2/9/40            $    50,194
----------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.2%
    25,000                      BBB/WR        UST, Inc., 5.75%, 3/1/18                   $    26,746
                                                                                         -----------
                                              Total Food, Beverage & Tobacco             $   152,553
----------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                              Health Care Facilities -- 0.1%
     5,000                      BB-/B2        HCA, Inc., 9.125%, 11/15/14                $     5,250
    10,000                      BB/Ba3        HCA, Inc., 8.5%, 4/15/19                        11,100
                                                                                         -----------
                                                                                         $    16,350
                                                                                         -----------
                                              Total Health Care Equipment & Services     $    16,350
----------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                              Biotechnology -- 0.2%
    25,000                     BBB+/Baa3      Biogen Idec, Inc., 6.0%, 3/1/13            $    26,826
                                                                                         -----------
                                              Total Pharmaceuticals & Biotechnology      $    26,826
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                          Value
---------------------------------------------------------------------------------------------------------
                                              BANKS -- 6.7%
                                              Diversified Banks -- 4.7%
    50,000                      AAA/NR        AXA Bank Europe SCF, 3.5%, 11/5/20              $    69,526
    80,000         5.18         AA-/Aa3       BNP Paribas SA, Floating Rate Note,
                                              10/17/16                                            116,725
   100,000                      AAA/Aaa       Cooperative Centrale Raiffeisen, 6.0%,
                                              10/29/15                                            108,411
    50,000                      AAA/Aaa       Inter-American Development Bank, Ltd.,
                                              6.5%, 8/20/19                                        56,112
   285,000                      AAA/Aaa       International Bank Recon & Development,
                                              Ltd., 5.75%, 10/21/19                               305,745
    40,000                      AAA/Aaa       Rabobank Nederland NV, 0.0%, 3/3/15                  18,906
    80,000         3.63          A-/A2        Standard Chartered, Ltd., Floating Rate
                                              Note, 2/3/17                                        117,893
                                                                                              -----------
                                                                                              $   793,318
---------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 1.0%
    40,000                      BB/Baa3       Capital One Capital VI, 8.875%, 5/15/40         $    42,250
    25,000                      A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                 27,756
    65,000         8.25        BBB/Baa3       PNC Financial Services Group, Inc.,
                                              Floating Rate Note, 5/29/49                          68,795
    20,000                      AA-/Aa3       Wachovia Bank NA, 6.0%, 11/15/17                     22,597
                                                                                              -----------
                                                                                              $   161,398
---------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 1.0%
   100,000                      AAA/Aaa       Cie de Financement Foncier SA,
                                              4.625%, 12/28/12                                $   174,546
                                                                                              -----------
                                              Total Banks                                     $ 1,129,262
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 4.0%
                                              Asset Management & Custody Banks -- 0.2%
    25,000                       A-/A3        Eaton Vance Corp., 6.5%, 10/2/17                $    28,718
---------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.5%
    35,000                       A+/A1        American Honda Finance, Inc.,
                                              6.7%, 10/1/13 (144A)                            $    39,111
    25,000                       A/A2         Caterpillar Financial, Inc., 7.05%, 10/1/18          30,634
    30,000                       B/B3         Springleaf Finance Corp.,
                                              6.9%, 12/15/17                                       28,125
                                                                                              -----------
                                                                                              $    97,870
---------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- 1.2%
    20,000                     BBB/Baa2       Alterra Finance LLC, 6.25%, 9/30/20             $    20,504
    65,000                      AAA/Aaa       European Investment Bank, Ltd.,
                                              0.0%, 3/2/15                                         31,441
    15,000                      AA+/Aa2       General Electric Capital Corp.,
                                              4.0%, 2/15/12                                        15,388

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    25

-------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                        Value
-------------------------------------------------------------------------------------------------------
                                              Diversified Financial Services -- (continued)
    25,000                      A+/Aa3        JPMorgan Chase & Co., 6.0%, 1/15/18           $    27,821
   100,000                     BBB+/Baa1      JPMorgan Chase & Co., 7.9%, 4/29/49               109,873
                                                                                            -----------
                                                                                            $   205,027
-------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 1.8%
   110,000         5.79        BBB-/Baa2      Goldman Sachs Capital, Inc., Floating Rate
                                              Note, 12/29/49                                $    94,875
    35,000                     BBB/Baa2       Jefferies Group, Inc., 5.125%, 4/13/18             35,221
    25,000                     BBB/Baa2       Jefferies Group, Inc., 6.875%, 4/15/21             27,406
    10,000                       A-/A2        Macquarie Group, Ltd., 6.0%, 1/14/20               10,205
    50,000                       A/A2         Merrill Lynch & Co., 5.45%, 2/5/13                 53,218
    10,000                       A/A2         Morgan Stanley Co., 5.5%, 1/26/20                  10,236
    45,000         6.63          A/A2         Morgan Stanley Dean Witter Co., Floating
                                              Rate Note, 4/1/18                                  50,237
    25,000                     BBB/Baa2       Raymond James Financial, Inc.,
                                              4.25%, 4/15/16                                     25,655
                                                                                            -----------
                                                                                            $   307,053
-------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.3%
    41,000                     BBB/Baa3       Cantor Fitzgerald LP, 7.875%, 10/15/19        $    43,555
    10,000                       A+/A1        National Rural Utilities Corp.,
                                              5.45%, 2/1/18                                      11,100
                                                                                            -----------
                                                                                            $    54,655
                                                                                            -----------
                                              Total Diversified Financials                  $   693,323
-------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 2.8%
                                              Life & Health Insurance -- 1.2%
    35,000                     BBB/Baa3       Delphi Financial Group, Inc.,
                                              7.875%, 1/31/20                               $    38,827
    25,000                      BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67             24,813
    15,000                      A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19              19,293
    35,000                     BBB/Baa2       MetLife, Inc., 10.75%, 8/1/39                      49,350
    45,000                      A-/Baa2       Protective Life Corp., 7.375%, 10/15/19            50,990
    25,000                      A/Baa2        Prudential Financial, Inc.,
                                              5.15%, 1/15/13                                     26,467
                                                                                            -----------
                                                                                            $   209,740
-------------------------------------------------------------------------------------------------------
                                              Multi-Line Insurance -- 0.5%
    40,000                     BBB/Baa3       Genworth Financial, Inc., 7.2%, 2/15/21       $    40,138
    45,000                      BB/Baa3       Liberty Mutual Group, Inc., 7.0%,
                                              3/15/37 (144A)                                     44,325
                                                                                            -----------
                                                                                            $    84,463
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.6%
  50,000                       BBB-/Baa3      The Hanover Insurance Group, Inc.,
                                              7.5%, 3/1/20                                $    53,669
  25,000                        BB-/Ba1       The Hanover Insurance Group, Inc.,
                                              8.207%, 2/3/27                                   22,375
  20,000                        BB/Ba2        White Mountains Re Group, Ltd.,
                                              7.506%, 5/29/49                                  19,647
                                                                                          -----------
                                                                                          $    95,691
-----------------------------------------------------------------------------------------------------
                                              Reinsurance -- 0.5%
  40,000                       BBB+/BBB+      Platinum Underwriters HD, 7.5%, 6/1/17      $    42,846
  35,000                       BBB-/Baa3      Reinsurance Group of America, Inc.,
                                              6.75%, 12/15/65                                  34,488
                                                                                          -----------
                                                                                          $    77,334
                                                                                          -----------
                                              Total Insurance                             $   467,228
-----------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 2.0%
                                              Diversified Real Estate Activities -- 0.2%
  35,000                         A-/A2        WEA Finance LLC, 7.125%, 4/15/18            $    41,004
-----------------------------------------------------------------------------------------------------
                                              Diversified Real Estate Investment Trust -- 0.5%
  40,000                       BBB+/Baa1      Dexus Finance Pty, Ltd.,
                                              7.125%, 10/15/14                            $    45,148
  20,000                       BBB/Baa2       Digital Realty Trust LP, 4.5%, 7/15/15           20,727
  10,000                       BBB/Baa2       Digital Realty Trust LP, 5.875%, 2/1/20          10,575
                                                                                          -----------
                                                                                          $    76,450
-----------------------------------------------------------------------------------------------------
                                              Office Real Estate Investment Trust -- 0.2%
  25,000                       BBB/Baa2       Mack-Cali Realty LP, 5.125%, 2/15/14        $    26,740
-----------------------------------------------------------------------------------------------------
                                              Retail Real Estate Investment Trust -- 0.2%
  35,000                       BB+/Baa3       Developers Diversified Realty, Inc.,
                                              7.5%, 4/1/17                                $    40,212
-----------------------------------------------------------------------------------------------------
                                              Specialized Real Estate Investment Trust -- 0.9%
  10,000                       BBB-/Baa2      Health Care REIT, Inc., 6.2%, 6/1/16        $    11,068
  25,000                       BBB-/Baa3      Healthcare Realty Trust, Inc.,
                                              6.5%, 1/17/17                                    28,036
  25,000                       BBB-/Baa2      Hospitality Properties Trust, Inc.,
                                              7.875%, 8/15/14                                  28,110
  45,000                       BBB-/Baa3      Senior Housing Properties Trust, Inc.,
                                              6.75%, 4/15/20                                   47,862
  35,000                       BBB-/Baa3      Ventas Realty LP/V, 6.5%, 6/1/16                 36,209
                                                                                          -----------
                                                                                          $   151,285
                                                                                          -----------
                                              Total Real Estate                           $   335,691
-----------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.3%
                                              Internet Software & Services -- 0.3%
  45,000                         NR/A2        GTP Towers Issuer LLC,
                                              4.436%, 2/15/15 (144A)                      $    46,236
                                                                                          -----------
                                              Total Software & Services                   $    46,236
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    27

------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS -- 0.2%
                                              Semiconductor Equipment -- 0.2%
  25,000                       BBB/Baa1       Klac Instruments Corp., 6.9%, 5/1/18         $    28,287
                                                                                           -----------
                                              Total Semiconductors                         $    28,287
------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 1.5%
                                              Alternative Carriers -- 0.1%
  10,000                       CCC+/Caa1      Paetec Holdings, Inc., 9.5%, 7/15/15         $    10,500
------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 1.0%
  40,000                       BBB+/Baa1      Deutsche Telekom AG, 3.75%, 4/22/14          $    48,995
  20,000                        BB/Baa3       Embarq Corp., 7.082%, 6/1/16                      22,624
  20,000                         A/A2         Qtel International Finance, Ltd.,
                                              6.5%, 6/10/14                                     22,075
  50,000                        A-/Baa1       Telefonica Emisiones SAU,
                                              5.496%, 4/1/16                                    78,542
                                                                                           -----------
                                                                                           $   172,236
------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.4%
  35,000                        B+/Ba2        Cricket Communications, Inc.,
                                              7.75%, 5/15/16                               $    37,363
  30,000                         NR/A2        Crown Castle Towers LLC,
                                              4.883%, 8/15/20                                   29,857
                                                                                           -----------
                                                                                           $    67,220
                                                                                           -----------
                                              Total Telecommunication Services             $   249,956
------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 1.3%
                                              Electric Utilities -- 0.7%
  10,000                        BBB+/A3       CenterPoint Energy Houston Electric LLC,
                                              7.0%, 3/1/14                                 $    11,469
  10,000                        A-/Baa1       Commonwealth Edison Co.,
                                              6.15%, 9/15/17                                    11,509
  25,000                       BBB/Baa3       Commonwealth Edison Co.,
                                              6.95%, 7/15/18                                    27,839
  10,000                        BB+/Ba1       PPL Capital Funding, Inc., 6.7%, 3/30/67           9,938
  35,000                       BB+/Baa3       Public Service of New Mexico, Inc.,
                                              7.95%, 5/15/18                                    39,623
  10,000                        BBB+/A3       West Penn Power Co., 5.95%, 12/15/17              11,287
                                                                                           -----------
                                                                                           $   111,665
------------------------------------------------------------------------------------------------------
                                              Independent Power Producer & Energy Traders -- 0.4%
  44,297                         NR/B1        Coso Geothermal Power Holdings, Inc.,
                                              7.0%, 7/15/26 (144A)                         $    36,980
  38,840                       BBB-/Baa3      Panoche Energy Center LLC, 6.88%,
                                              7/31/29 (144A)                                    40,070
                                                                                           -----------
                                                                                           $    77,050
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal        Floating      S&P/Moody's
Amount ($)       Rate (b)      Ratings                                                    Value
-----------------------------------------------------------------------------------------------------
                                                Multi-Utilities -- 0.2%
 25,000                          BBB+/Baa2      NY State Gas and Electric, Co., 6.15%,
                                                12/15/17 (144A)                           $    27,433
                                                                                          -----------
                                                Total Utilities                           $   216,148
-----------------------------------------------------------------------------------------------------
                                                GOVERNMENT -- 0.4%
                                                Government -- 0.4%
 50,000                            NR/NR        European Bank for Redevelopment, Ltd.,
                                                1.875%, 12/10/13                          $    83,857
                                                                                          -----------
                                                Total Government                          $    83,857
-----------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $4,415,190)                         $ 4,867,308
-----------------------------------------------------------------------------------------------------
                                                U.S. GOVERNMENT AGENCY
                                                OBLIGATIONS -- 10.1%
152,265                           AAA/Aaa       Federal Home Loan Mortgage Corp.,
                                                6.5%, 8/1/37                              $   167,826
219,997                           AAA/Aaa       Federal National Mortgage Association,
                                                6.5%, 4/1/38                                  247,254
 95,417                           AAA/Aaa       Federal National Mortgage Association,
                                                6.5%, 1/1/38                                  107,289
 50,000                            NR/NR        Government National Mortgage
                                                Association, 4.5%, 9/20/39                     50,630
981,152              0.70          NR/NR        Government National Mortgage
                                                Association, Floating Rate Note,
                                                11/16/51                                       52,167
 25,000                           AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23            31,395
206,124                           AAA/Aaa       U.S. Treasury Inflation Notes,
                                                2.5%, 1/15/29                                 239,442
 75,000                           AAA/Aaa       U.S. Treasury Notes, 8.75%, 8/25/17           169,670
 10,000                           AAA/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38             10,191
 60,000                           AAA/Aaa       U.S. Treasury Notes, 4.5%, 2/15/36             61,491
100,000                           AAA/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31          116,188
 30,000                           AAA/Aaa       U.S. Treasury Notes, 4.25%, 5/15/39            29,245
 60,000                           AAA/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39             60,938
350,000                           AAA/Aaa       U.S. Treasury Notes, 4.75%, 2/15/41           369,797
                                                                                          -----------
                                                                                          $ 1,713,523
-----------------------------------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT AGENCY
                                                OBLIGATIONS
                                                (Cost $1,463,414)                         $ 1,713,523
-----------------------------------------------------------------------------------------------------
                                                FOREIGN GOVERNMENT BONDS -- 33.1%
200,000                           AAA/Aaa       Australian Government ACGB,
                                                5.75%, 6/15/11                            $   219,687
EURO  50,000                      AAA/Aaa       Austria Government Bond,
                                                4.15%, 3/15/37                                 74,341
EURO  25,000                      AA+/Aa1       Belgium Government Bond,
                                                5.5%, 3/28/28                                  40,911

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    29

---------------------------------------------------------------------------------------------------------
Principal           Floating      S&P/Moody's
Amount ($)          Rate (b)      Ratings                                                     Value
---------------------------------------------------------------------------------------------------------
                                                   Foreign Government Bonds -- (continued)
EURO    129,000                       AA/Aa2       Bonos Y Oblig Del ES, 4.4%, 1/31/15        $   193,127
EURO    100,000                       AAA/Aaa      Bundesrepublik Deutschland,
                                                   3.25%, 1/4/20                                  149,814
EURO    150,000                       AAA/Aaa      Bundesrepublik Deutschland,
                                                   6.5%, 7/4/27                                   298,072
EURO    110,000                       A+/Aa2       Buoni Poliennali DE, 4.75%, 2/1/13             168,573
CAD     225,000                       AAA/Aaa      Canada Housing Trust No. 1,
                                                   3.55%, 9/15/13                                 246,320
CAD      10,000                       AAA/Aaa      Canada Housing Trust No. 1,
                                                   3.35%, 12/15/20                                 10,357
CAD      25,000                       AAA/Aaa      Canada Housing Trust No. 1,
                                                   3.75%, 3/15/20                                  26,924
CAD     100,000                       AAA/Aaa      Canada Housing Trust No. 1,
                                                   3.8%, 6/15/21                                  106,962
CAD     250,000                       AAA/Aaa      Canadian Government Bond,
                                                   2.0%, 6/1/16                                   257,002
DKK     250,000                       AAA/Aaa      Denmark Government Bond,
                                                   4.5%, 11/15/39                                  56,859
DKK     170,000                       AAA/Aaa      Denmark Government Bond,
                                                   4.0%, 11/15/15                                  35,701
DKK      75,000                       AAA/Aaa      Denmark Government Bond,
                                                   6.0%, 11/15/11                                  15,331
EURO     25,000                       AAA/Aaa      France Government Bond,
                                                   4.0%, 10/25/38                                  36,668
EURO    150,000                       AAA/Aaa      France Government Bond OAT,
                                                   3.0%, 10/25/15                                 224,676
SEK   1,000,000                       AAA/Aaa      Government of Sweden, 5.5%, 10/8/12            173,313
EURO    117,000                       AAA/Aaa      Government of France, 3.75%, 4/25/21           175,929
IDR 200,000,000                       BB+/NR       Indonesia Recapitalization Bond,
                                                   14.245%, 6/15/13                                26,942
IDR 100,000,000                       BB+/NR       Indonesia Recapitalization Bond,
                                                   14.275%, 12/15/13                               13,831
IDR  50,000,000                       BB+/Ba1      Indonesia Treasury Bond,
                                                   12.5%, 3/15/13                                   6,467
IDR 100,000,000                       BB+/Ba1      Indonesia Treasury Bond,
                                                   11.0%, 12/15/12                                 12,534
IDR  25,000,000                       NR/Ba1       Indonesia Treasury Bond, 9.0%, 9/15/13           3,082
EURO     65,000                      BBB+/Baa3     Ireland Government Bond, 4.5%, 4/18/20          64,666
EURO     15,000                      BBB+/Baa3     Ireland Government Bond,
                                                   5.0%, 10/18/20                                  15,059
EURO     10,000                      BBB+/Baa3     Ireland Government Bond,
                                                   5.9%, 10/18/19                                  10,831
EURO     50,000                       A+/Aa2       Italy Buoni Polienna, 3.75%, 8/1/16             73,809
EURO     25,000                       A+/Aa2       Italy Buoni Polienna, 6.5%, 11/1/27             41,880
EURO     75,000                       NR/Aa2       Italy Buoni Poliennali Del Tesoro,
                                                   2.25%, 11/1/13                                 108,748

The accompanying notes are an integral part of these financial statements.


30    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------------
Principal           Floating      S&P/Moody's
Amount ($)          Rate (b)      Ratings                                                    Value
--------------------------------------------------------------------------------------------------------
                                                   Foreign Government Bonds -- (continued)
JPY  20,000,000                      AA-/Aa2       Japan Government 10-Yr, 1.7%, 9/20/16     $   261,800
JPY  17,000,000                      AA/Aa3        Japan Government 20-Yr, 1.5%, 3/20/19         218,547
JPY   2,500,000                      AA-/Aa2       Japan Government 30-Yr,
                                                   2.3%, 12/20/36                                 31,911
JPY  37,000,000                      AA-/Aa2       Japan Government 5-Yr, 1.2%, 3/20/12          460,470
          2,500                      A/Baa1        Mexican Bonos, 9.5%, 12/18/14                  24,016
EURO    100,000                      NR/Aaa        Netherlands Government Bond,
                                                   4.25%, 7/15/13                                155,660
EURO    150,000                      NR/Aaa        Netherlands Government Bond,
                                                   5.0%, 7/15/11                                 224,254
EURO     91,000                      NR/Aaa        Netherlands Government Bond,
                                                   5.5%, 1/15/28                                 162,922
NOK     150,000                      AAA/Aaa       Norway Government Bond,
                                                   4.25%, 5/19/17                                 30,045
NOK     275,000                      AAA/Aaa       Norway Government Bond,
                                                   5.0%, 5/15/15                                  56,455
        250,000                       A/A2         Poland Government Bond, 5.0%, 4/25/16          91,285
EURO     50,000                     BBB-/Baa1      Portugal Obrigacoes do Tesouro,
                                                   3.85%, 4/15/21                                 47,295
EURO     50,000                      AAA/Aaa       Republic of Austria, 4.35%, 3/15/19            78,812
EURO    110,000                      AAA/Aaa       Republic of Austria, 7.0%, 7/15/14            172,103
        300,000                       A/A3         South Africa Government Bond,
                                                   8.0%, 12/21/18                                 44,875
EURO    100,000                      AA/Aa2        Spain Government Bond, 4.1%, 7/30/18          141,164
SEK     200,000                      AAA/Aaa       Sweden Government Bond,
                                                   3.75%, 8/12/17                                 34,294
SEK     500,000                      AAA/Aaa       Sweden Government Bond,
                                                   3.5%, 3/30/39                                  82,524
SEK   1,000,000                      AAA/NR        Sweden Government Bond,
                                                   4.25%, 3/12/19                                177,946
SEK     150,000                      AAA/Aaa       Sweden Government Bond,
                                                   4.5%, 8/12/15                                  26,448
GBP      50,000                      AAA/Aaa       United Kingdom Gilt, 4.25%, 9/7/39             84,614
GBP      60,000                      AAA/Aaa       United Kingdom Treasury,
                                                   4.25%, 12/7/27                                102,900
                                                                                             -----------
                                                                                             $ 5,598,756
--------------------------------------------------------------------------------------------------------
                                                   TOTAL FOREIGN GOVERNMENT BONDS
                                                   (Cost $5,249,878)                         $ 5,598,756
--------------------------------------------------------------------------------------------------------
                                                   MUNICIPAL BONDS -- 2.5%
                                                   GOVERNMENT -- 2.5%
                                                   Municipal Airport -- 0.1%
 20,000                             BBB/Baa2       Indianapolis Airport Authority,
                                                   5.1%, 1/15/17                             $    21,621
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    31

----------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                              Municipal Development -- 0.3%
  50,000                        AA-/Aa3       California Statewide Communities
                                              Development Authority, 6.0%, 8/15/42       $    50,706
----------------------------------------------------------------------------------------------------
                                              Municipal Higher Education -- 1.8%
  50,000                        AA+/Aa2       California State University Revenue,
                                              5.0%, 11/1/39                              $    45,162
  25,000                        AAA/Aaa       Connecticut State Health & Educational,
                                              5.0%, 7/1/42                                    25,420
  10,000                        AAA/Aaa       Massachusetts Health & Educational
                                              Facilities, 5.5%, 7/1/36                        10,670
  70,000                        AAA/Aaa       Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 11/15/36            75,362
  20,000                        AAA/Aaa       Massachusetts Health & Educational
                                              Facilities Authority, 6.0%, 7/1/36              22,117
  25,000                        AAA/Aaa       Massachusetts State Health &
                                              Educational, 5.5%, 7/1/32                       29,141
  30,000                        AAA/Aaa       Missouri State Health & Educational
                                              Facilities, 5.0%, 11/15/39                      30,733
  50,000                        AAA/Aaa       New York State Dormitory Authority,
                                              5.0%, 7/1/38                                    51,330
  20,000                        AAA/Aaa       Texas A&M University, 5.0%, 7/1/30              21,385
                                                                                         -----------
                                                                                         $   311,320
----------------------------------------------------------------------------------------------------
                                              Municipal Water -- 0.3%
  25,000                        AAA/Aa1       City of Charleston South Carolina,
                                              5.0%, 1/1/41                               $    25,713
  20,000                        AAA/Aa2       Hampton Roads Sanitation District,
                                              5.0%, 4/1/38                                    20,268
                                                                                         -----------
                                                                                         $    45,981
                                                                                         -----------
                                              Total Government                           $   429,628
----------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $419,732)                            $   429,628
----------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 94.0%
                                              (Cost $14,760,279) (a)                     $15,888,547
----------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND LIABILITIES -- 6.0%       $ 1,022,467
----------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                 $16,911,014
====================================================================================================

WR     Withdrawn Rating.

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2011, the value of these securities amounted to $349,016 or 2.1% of total net assets.

The accompanying notes are an integral part of these financial statements.


32    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

(a) At April 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $14,760,279 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                                    $1,222,922
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                       (94,654)
                                                                                          ----------
       Net unrealized gain                                                                $1,128,268
                                                                                          ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

       Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CAD    Canadian Dollar
DKK    Danish Kroner
EURO   Euro
GBP    British Pound Sterling
JPY    Japanese Yen
NOK    Norwegian Krone
IDR    Indonesian Rupiah
SEK    Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2011 aggregated $6,266,875 and $2,738,004, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------
                                           Level 1       Level 2        Level 3    Total
----------------------------------------------------------------------------------------------
 Convertible Corporate Bonds               $      --     $   59,844     $ --       $   59,844
 Preferred Stocks                             81,734             --       --           81,734
 Asset Backed Securities                          --        786,006       --          786,006
 Collateralized Mortgage Obligations              --      2,351,748       --        2,351,748
 Corporate Bonds                                  --      4,867,308       --        4,867,308
 U.S. Government Agency Obligations               --      1,713,523       --        1,713,523
 Foreign Government Bonds                         --      5,598,756       --        5,598,756
 Municipal Bonds                                  --        429,628       --          429,628
----------------------------------------------------------------------------------------------
 Total                                     $  81,734     $15,806,813    $ --       $15,888,547
==============================================================================================
 Other Financial Instruments*              $  (2,235)    $   (7,356)    $ --       $   (9,590)
==============================================================================================

* Other financial instruments include futures and foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    33

Statement of Assets and Liabilities | 4/30/11 (unaudited)

ASSETS:
  Investment in securities, at value (cost $14,760,279)                   $15,888,547
  Cash                                                                        845,049
  Futures Collateral                                                            1,600
  Foreign currencies, at value (cost $145,069)                                156,294
  Receivables --
   Fund shares sold                                                             3,890
   Dividends and interest                                                     185,005
   Due from Pioneer Investment Management, Inc.                                19,176
  Other                                                                        26,854
-------------------------------------------------------------------------------------
     Total assets                                                         $17,126,415
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $    41,322
   Fund shares repurchased                                                     87,539
   Dividends                                                                   22,949
   Forward foreign currency portfolio hedge contracts, open-net                 7,356
  Due to affiliates                                                             2,176
  Accrued expenses                                                             54,059
-------------------------------------------------------------------------------------
     Total liabilities                                                    $   215,401
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          15,725,572
  Distributions in excess of net investment income                            (20,072)
  Accumulated net realized gain on investments, foreign currency
   transactions, and futures contracts                                         69,907
  Net unrealized gain on investments                                        1,128,268
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     9,574
  Net unrealized loss on futures contracts                                     (2,235)
-------------------------------------------------------------------------------------
     Total net assets                                                     $16,911,014
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $11,485,100/1,018,635 shares)                         $     11.27
  Class C (based on $3,408,060/302,119 shares)                            $     11.28
  Class Y (based on $2,017,854/178,565 shares)                            $     11.30
MAXIMUM OFFERING PRICE:
  Class A ($11.80 [divided by] 95.5%)                                     $     11.80
=====================================================================================

The accompanying notes are an integral part of these financial statements.


34    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Statement of Operations (unaudited)

For the Period Ended 4/30/11

INVESTMENT INCOME:
  Dividends                                                                $     492
  Interest (net of foreign taxes withheld of $16)                            303,332
----------------------------------------------------------------------------------------------------
     Total investment income                                                              $  303,824
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $  35,389
  Transfer agent fees and expenses
   Class A                                                                     5,212
   Class C                                                                     1,979
   Class Y                                                                       110
  Distribution fees
   Class A                                                                     8,217
   Class C                                                                    16,029
  Shareholder communication expense                                            3,548
  Administrative reimbursements                                                2,167
  Custodian fees                                                               3,426
  Registration fees                                                           66,264
  Professional fees                                                           31,966
  Printing expense                                                             7,477
  Fees and expenses of nonaffiliated trustees                                  3,052
  Miscellaneous                                                                2,333
----------------------------------------------------------------------------------------------------
     Total expenses                                                                       $  187,169
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                  (101,043)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                         $   86,126
----------------------------------------------------------------------------------------------------
       Net investment income                                                              $  217,698
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                             $   5,431
   Futures contracts                                                           1,165
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        63,311      $   69,907
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                             $ 148,975
   Futures contracts                                                          (2,235)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (20,616)     $  126,124
----------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and foreign currency
   transactions                                                                           $  196,031
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $  413,729
====================================================================================================

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    35

Statements of Changes in Net Assets

For the Six Months Ended 4/30/11 and the Year Ended 11/30/10, respectively

-------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   4/30/11           Year Ended
                                                                   (unaudited)       11/30/10
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   217,698       $   373,430
Net realized gain (loss) on investments, futures contracts, and
  foreign currency transactions                                         69,907            (2,128)
Change in net unrealized gain on investments, futures contracts
  and foreign currency transactions                                    126,124           475,934
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $   413,729       $   847,236
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.18 and $0.40 per share, respectively)               $  (107,029)      $  (205,285)
   Class C ($0.13 and $0.30 per share, respectively)                   (37,756)          (93,978)
   Class Y ($0.18 and $0.41 per share, respectively)                   (71,685)         (130,900)
Net realized gain:
   Class A ($0.00 and $0.01 per share, respectively)               $        --       $    (5,781)
   Class C ($0.00 and $0.01 per share, respectively)                        --            (3,080)
   Class Y ($0.00 and $0.01 per share, respectively)                                      (3,841)
-------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $  (216,470)      $  (442,865)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 7,419,846       $ 6,586,211
Reinvestment of distributions                                           88,176           170,192
Cost of shares repurchased                                          (4,497,828)       (3,979,991)
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                                  $ 3,010,194       $ 2,776,412
-------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $ 3,207,453       $ 3,180,783
NET ASSETS:
Beginning of period                                                 13,703,561        10,522,778
-------------------------------------------------------------------------------------------------
End of period                                                      $16,911,014       $13,703,561
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $   (20,072)      $   (38,992)
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


36    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------
                                     '11 Shares     '11 Amount       '10 Shares     '10 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                           579,829       $  6,396,190      249,681       $2,707,812
Reinvestment of distributions           6,529             71,998       12,059          129,397
Less shares repurchased              (124,696)        (1,361,614)    (206,006)      (2,197,810)
----------------------------------------------------------------------------------------------
   Net increase                       461,662       $  5,106,574       55,734       $  639,399
==============================================================================================
Class C
Shares sold                            37,874       $    415,057       89,259       $  962,994
Reinvestment of distributions           1,468             16,150        3,808           40,774
Less shares repurchased               (28,858)          (314,779)    (104,501)      (1,108,874)
----------------------------------------------------------------------------------------------
   Net increase (decrease)             10,484       $    116,428      (11,434)      $ (105,106)
==============================================================================================
Class Y
Shares sold                            55,596       $    608,599      271,098       $2,915,405
Reinvestment of distributions               3                 28            2               21
Less shares repurchased              (251,727)        (2,821,435)     (63,073)        (673,307)
----------------------------------------------------------------------------------------------
   Net increase (decrease)           (196,128)      $ (2,212,808)     208,027       $2,242,119
==============================================================================================

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    37

Financial Highlights

---------------------------------------------------------------------------------------------------
                                               Six Months                            12/28/07 (a)
                                               Ended                                 (Commencement
                                               4/30/11       Year Ended  Year Ended  of Operations)
                                               (unaudited)   10/31/10    10/31/09    to 10/31/08
---------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period          $ 11.19       $10.84      $ 9.25      $10.00
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                        $  0.19       $ 0.35      $ 0.39      $ 0.25
  Net realized and unrealized gain (loss) on
    investments, futures contracts and
    foreign currency transactions                 0.07         0.41        1.57       (0.75)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
     from investment operations                $ 0.26       $ 0.76      $ 1.96      $(0.50)
 Distributions to shareowners:
  Net investment income                          (0.18)       (0.40)      (0.37)      (0.18)
  Net realized gain                                 --        (0.01)         --       (0.02)
  Tax return of capital                             --           --          --       (0.05)
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value    $  0.08       $ 0.35      $ 1.59      $(0.75)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 11.27       $11.19      $10.84      $ 9.25
===================================================================================================
 Total return*                                    2.35%        7.21%      21.58%      (5.18)%***
 Ratio of net expenses to average net assets      1.00%**      1.00%       1.00%       1.00%**
 Ratio of net investment income to average
  net assets                                      3.29%**      3.26%       3.83%       3.23%**
 Portfolio turnover rate                            43%**        27%         28%         46%***
 Net assets, end of period (in thousands)      $11,485       $6,235      $5,434      $3,628
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Net expenses                                    2.59%**      2.35%       2.90%       3.16%**
  Net investment income                           1.69%**      1.91%       1.93%       1.07%**
===================================================================================================

(a) Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.


38    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
                                               Six Months                            12/28/07 (a)
                                               Ended                                 (Commencement
                                               4/30/11       Year Ended  Year Ended  of Operations)
                                               (unaudited)   10/31/10    10/31/09    to 10/31/08
---------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period          $11.19        $10.82      $ 9.23      $10.00
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                        $ 0.13        $ 0.25      $ 0.29      $ 0.18
  Net realized and unrealized gain (loss) on
    investments, futures contracts and
    foreign currency transactions                0.09          0.43        1.58       (0.76)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
     from investment operations                $ 0.22        $ 0.68      $ 1.87      $(0.58)
 Distributions to shareowners:
  Net investment income                         (0.13)        (0.30)      (0.28)      (0.12)
  Net realized gain                                --         (0.01)         --       (0.02)
  Tax return of capital                            --            --          --       (0.05)
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value    $ 0.09        $ 0.37      $ 1.59      $(0.77)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                $11.28        $11.19      $10.82      $ 9.23
===================================================================================================
 Total return*                                   1.98%         6.45%      20.55%      (5.95)%***
 Ratio of net expenses to average net assets     1.90%**       1.90%       1.89%       1.90%**
 Ratio of net investment income to average
  net assets                                     2.44%**       2.37%       2.94%       2.29%**
 Portfolio turnover rate                           43%**         27%         28%         46%***
 Net assets, end of period (in thousands)      $3,408        $3,264      $3,281      $2,471
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Net expenses                                   3.33%**       3.00%       3.57%       3.84%**
  Net investment income                          1.01%**       1.27%       1.26%       0.35%**
===================================================================================================

(a) Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    39

---------------------------------------------------------------------------------------------------
                                               Six Months                            12/28/07 (a)
                                               Ended                                 (Commencement
                                               4/30/11       Year Ended  Year Ended  of Operations)
                                               (unaudited)   10/31/10    10/31/09    to 10/31/08
---------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period          $11.22        $10.85      $ 9.25      $10.00
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                        $ 0.16        $ 0.34      $ 0.38      $ 0.27
  Net realized and unrealized gain (loss) on
    investments, futures contracts and
    foreign currency transactions                0.10          0.45        1.59       (0.77)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
     from investment operations                $ 0.26        $ 0.79      $ 1.97      $(0.50)
 Distributions to shareowners:
  Net investment income                         (0.18)        (0.41)      (0.37)      (0.18)
  Net realized gain                                --         (0.01)         --       (0.02)
  Tax return of capital                            --            --          --       (0.05)
---------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value    $ 0.08        $ 0.37      $ 1.60      $(0.75)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                $11.30        $11.22      $10.85      $ 9.25
===================================================================================================
 Total return*                                   2.36%         7.48%      21.69%      (5.12)%***
 Ratio of net expenses to average net assets     1.06%**       0.94%       1.00%       0.89%**
 Ratio of net investment income to average
  net assets                                     3.24%**       3.31%       3.83%       3.22%**
 Portfolio turnover rate                           43%**         27%         28%         46%***
 Net assets, end of period (in thousands)      $2,018        $4,205      $1,809      $1,542
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Net expenses                                   2.25%**       1.86%       2.48%       2.82%**
  Net investment income                          2.06%**       2.38%       2.35%       1.29%**
===================================================================================================

(a) Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.


40    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Notes to Financial Statements | 4/30/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    41
commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At April 30, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.


42    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    43

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2010 was as follows:

--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                     $412,471
   Long-term capital gain                                                12,702
   Distribution in excess of net investment income                       17,692
--------------------------------------------------------------------------------
      Total                                                            $442,865
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at October 31, 2010:



--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Current year dividend payable                                     $  (21,300)
   Unrealized appreciation                                            1,009,483
--------------------------------------------------------------------------------
      Total                                                          $  988,183
================================================================================

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,121 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2011.


44    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    45

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended April 30, 2011 was 0.57.

   At April 30, 2011, open futures contracts were as follows:

----------------------------------------------------------------------------------
                       Number of
                       Contracts        Settlement                      Unrealized
 Type                  Long/(Short)     Month           Value           Gain/(Loss)
----------------------------------------------------------------------------------
 U.S. 10 Year Note     (1)              6/11            $(121,234)      $(2,235)
----------------------------------------------------------------------------------
                                                                        $(2,235)
==================================================================================

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.


46    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00% and 1.90% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $538 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $1,116
 Class C                                                                    805
 Class Y                                                                  1,627
--------------------------------------------------------------------------------
    Total                                                                $3,548
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,294 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2011.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    47
on the Statement of Assets and Liabilities is $344 in distribution fees payable to PFD at April 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2011, CDSCs in the amount of $617 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2011, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2011 was $476,580. There were no outstanding settlement contracts at April 30, 2011. Open portfolio hedges at April 30, 2011 were as follows:

-------------------------------------------------------------------------------------------------
                          Net                                                         Net
                          Contracts to     In Exchange    Settlement                  Unrealized
 Currency                 deliver          For USD        Date          Value         Gain (Loss)
-------------------------------------------------------------------------------------------------
 CAD
 (Canadian Dollar)            300,000      $ 313,589      6/15/11       $ 316,773     $  3,184
 EUR
   (Euro)                    (250,000)      (352,649)     6/15/11        (370,471)     (17,822)
 GBP
 (Pound Sterling)            (200,000)      (321,207)     6/15/11        (334,035)     (12,828)
 JPY
 (Japanese Yen)           (40,000,000)      (507,699)     6/15/11        (493,120)      14,579
 NOK
 (Norwegian Krone)          1,700,000        318,006      6/25/11         323,537        5,531
-------------------------------------------------------------------------------------------------
    Total                                                                             $ (7,356)
=================================================================================================


48    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the six months ended, April 30, 2011 was as follows:

----------------------------------------------------------------------------------------------------------
                                                                                               Change in
                                                                                               Unrealized
                                                                            Realized Gain      Gain or
                                                                            or (Loss)          (Loss) on
                                                                            on Derivatives     Derivatives
                                Location of Gain or (Loss) On               Recognized         Recognized
 Derivatives                    Derivatives Recognized in Income            in Income          in Income
----------------------------------------------------------------------------------------------------------
 Interest Rate Futures          Net realized gain on futures contracts       $1,165
 Interest Rate Futures          Change in net unrealized gain (loss) on                          $2,047
                                futures contracts

 Foreign Exchange Contracts     Net realized gain on forward foreign        $63,311
                                currency contracts and other assets and
                                liabilities denominated in foreign
                                currencies

 Foreign Exchange Contracts     Change in unrealized gain (loss) on                            $(20,616)
                                forward foreign currency contracts and
                                other assets and liabilities denominated
                                in foreign currencies

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2011, the Fund had no borrowings under this agreement.

9. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    49

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 68.42% and 0.0%, respectively.


50    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Aggregate Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    51
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield of the Fund for the twelve months ended June 30, 2010 compared favorably to the yield of the Fund's benchmark for the same period. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the first quintile relative to its Strategic Insight peer group for the comparable period.


52    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    53

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


54    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

Trustees, Officers and Service Providers

Trustees                                  Officers
John F. Cogan, Jr., Chairman              John F. Cogan, Jr., President
David R. Bock                             Daniel K. Kingsbury, Executive
Mary K. Bush                                Vice President
Benjamin M. Friedman                      Mark E. Bradley, Treasurer
Margaret B.W. Graham                      Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Sub-Administrator
State Street Bank and Trust Company


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    55

                           This page for your notes.


56    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

                           This page for your notes.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    57

                           This page for your notes.


58    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

                           This page for your notes.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11    59

                           This page for your notes.


60    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com



Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2011 Pioneer Investments 21910-03-0611



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 29, 2011

* Print the name and title of each signing officer under his or her signature.